Note: Portions of this exhibit indicated by "[ * ]" are subject to a confidential treatment request, and have been omitted from this exhibit. Complete, unredacted copies of this exhibit have been filed with the Securities and Exchange Commission as part of the Company's confidential treatment request.

This Purchase and License Agreement for FWA Equipment (the "Agreement") dated as of December 28, 2004 (the "Effective Date") is entered by and among Airspan Communications Limited ("Airspan"), and Axtel, S.A. de C.V.
("Axtel" and, together with Airspan, the "Parties"), is effective from the Effective Date and shall continue in effect thereafter during the Term. References to "days" shall mean calendar days, unless otherwise specified.

WHEREAS, Axtel and Nortel Networks Limited ("NN Limited") and Nortel Networks de Mexico, S.A. de C.V. ("NN Mexico" and collectively with NN Limited, "Nortel Networks") entered into a Purchase and License Agreement for FWA Equipment dated March 20, 2003, which was subsequently amended by Amendment No. 1 dated September 15, 2003 and by the Change Order dated December 5, 2003 (the "Original FWA PLA");

WHEREAS, Nortel Networks and Axtel entered into a Technical Assistance Support Services Agreement for FWA Equipment dated March 20, 2003 (the "Original FWA TASS");

WHEREAS, Nortel Networks, Airspan and Axtel entered into an Assignment and Assumption Agreement dated December 23, 2003, by virtue of which Nortel Networks assigned all of its rights and obligations under the Original FWA PLA and the Original FWA TASS to Airspan (the "Assignment Agreement");

WHEREAS, the Parties entered into an Amendment Agreement No. 2, dated as of April 20, 2004 (the "Amendment No. 2"), in order to confirm their mutual intention to amend and restate the Original FWA PLA and the Original FWA TASS, pursuant the terms set forth in such Amendment;

WHEREAS, Axtel issued certain purchase orders for the supply of equipment Products and related services pursuant the terms and conditions set forth in the Amendment No. 2, such Products and Services ordered under such purchase orders shall be subject to the terms and conditions set forth in this Agreement as per the terms set forth in Section 19 below;

WHEREAS, it is the intention of the Parties to amend and restate the Original FWA PLA as set forth herein;

NOW THEREFORE in consideration for the mutual premises contained herein, the Parties hereby covenant and agree as follows:

1.        Definitions, Preamble, Purpose And Schedules

1.1 Unless otherwise expressly indicated, the following definitions shall apply to this Agreement and its Annexes:

          "Concession" means any concession, license, permit or the like (including any additions or amendments thereto) granted and issued by the governmental authorities of Mexico as of the Effective Date or during the Term in favor of Axtel that are legally required under applicable laws for operation of the Products sold hereunder and Axtel's networks in Mexico.

          "Deliver" and "Delivery" shall have the meaning assigned to such term in the Annex "E" of this Agreement.

          "Excess Products" shall mean with respect to FWA RSS Products ordered by Axtel in any given month, the FWA RSS Products that exceed the greater of: (i) 3,000 FWA RSS Units or (ii) 50% more of the amount of FWA RSS Units ordered by Axtel for delivery in the prior month (for example if Axtel orders 3,000 RSS units for delivery in July and 12,000 RSS units for delivery in August, the Excess Products for August would be 7,500 RSS units (amount comes from 3,000 of the prior month plus the 50% of such amount (1,500). The result is 4,500 so the Excess Product are 7,500 in order to complete the 12,000 units).

          "Force Majeure Event" means the occurrence of fire, casualty, explosion, lightning, accident, war (declared or undeclared), armed conflict, civil disturbance, riot, Act of God, the enactment, issuance, or application of any law, local by-law, regulation, or executive, administrative, or judicial order, acts (including delay or failure to act) of any governmental authority, or any other cause or causes (whether of the foregoing, nature or not), or any other similar or different occurrence, which cause or occurrence is beyond the reasonable control of the affected party and whether or not foreseeable by such party

          "FWA Business" means, among other things, the know-how and licenses that would allow a third party to manufacture and support base station equipment, Axtel premises equipment, remote element manager, system software and installation toolsets, that combined provide a fixed wireless access solution operating in the 3.5 GHz spectrum using TDMA technology.

          "Hardware" means Airspan machine, equipment or component, but not including the software.

          "Local Airspan Affiliate" means any person or entity established prior to or during the Term in Mexico, more than fifty percent (50%) of whose voting shares or outstanding capital stock is owned or controlled (directly or indirectly) by Airspan or an affiliate of Airspan.

          "Products" means any Hardware, Software or Third Party Vendor Items provided under this Agreement, which are further described in Annex C hereto.

          "Services" means the activities, which may be undertaken by Airspan pursuant to an Order, including but not limited to, consulting, business planning, network planning and analysis.

          "Site" means a location designated by Axtel at which the Products are to be installed and the Services are to be performed.

          "Software" means computer programs or firmware which is owned or licensed by Airspan, its parent or one of its subsidiaries or affiliates, and is copyrighted and licensed, not sold. Software consists of machine-readable instructions, its components, data, audio-visual content (such as images, text, recordings or pictures) and related licensed materials including all whole or partial copies.

          "Software Scripts" means the high level overlay of the Radio Element Manager (REM) software that is either run on demand or scheduled and typically collects, post processes or interprets data for operational, installation, commissioning and maintenance purposes. The Software Scripts do not include REM daemons or REM Graphical User Interface screens (GUI).

          "Specifications" means, with respect to Products and/or Services, the technical specifications set forth in Annex D hereto, which describe or explain the standard functional capabilities and/or requirements for such Products and/or Services.

          "Taxes" means all federal, state, provincial, local, foreign, gross income, gross receipts, sales, use, value added, stamp, levies, customs duties, franchise, withholding, excise, real or personal property taxes, registration charges and all other similar taxes.

          "Term" means three (3) years and three (3) months, commencing on the Effective Date, provided that the Term may be extended for subsequent one (1) year periods, subject to the Parties agreeing on mutually acceptable commercially reasonable terms and conditions, where "commercially reasonable" shall mean terms and conditions which would be expected to be found in a comparable contractual arrangement between arms' length parties, acting without other economic constraint or influence, of similar size and financial situation for products and/or services similar or comparable to those under this Agreement, including, without limitation, price and gross margins, and delivery lead times, capital investment required and credit quality of the buyer; and provided, further, that, solely for the period prior to any sale of the FWA Business by Airspan to an unrelated third party, (i) twelve
          (12) months prior to the end of the Term as then in effect, the Parties shall enter into negotiations to determine such mutually acceptable commercially reasonable terms and conditions, (ii) if agreement on such terms and conditions is not reached by the date that is nine (9) months prior to the end of such Term, such determination shall be submitted to arbitration pursuant to the Rules of Conciliation and Arbitration of the International Chamber of Commerce then in force, such proceedings to take place in the English language in the City of Miami, Florida, before a panel of three (3) arbitrators appointed in accordance with the aforementioned rules, (iii) if such arbitration has not resulted in a determination on or before the end of the Term as then in effect, the terms and conditions of this Agreement as in effect during such Term shall be deemed to continue in effect until such a determination is reached, at which time such determination shall be applied retroactively to the end of such Term,
          (iv) if the terms and conditions determined by such arbitration are acceptable to Axtel but are not accepted by Airspan, then the arbitrators shall determine the price at which they believe the FWA business would be sold in an arms length transaction by parties acting without other economic constraint or influence, (v) Axtel shall have the right to purchase the FWA Business at such price, and (vi) if the Axtel elects not to purchase the FWA Business at such price, then Airspan shall have no continuing obligation to Axtel beyond the terms of this Agreement as then in effect.

          "Third Party Vendor Items" includes "Third Party Hardware" and "Third Party Software" and means any non-Airspan hardware and/or software supplied to Axtel under this Agreement.

1.2 Certain additional terms and expressions are defined in particular Sections of this Agreement.

1.3 Words (including words defined herein) indicating the singular only shall also include the plural and vice-versa where the context requires.

1.4 Words indicating the masculine only shall also include the feminine and vice-versa where the context requires.

1.5 The preamble shall form an integral part of and shall be incorporated in this Agreement as if herein recited at length.

1.6 Airspan and Axtel agree on all of the terms and conditions regarding the supply of the Products and Services as set forth in this Agreement.

1.7 The following Annexes to this Agreement are expressly herein incorporated by reference and shall form an integral part of this
          Agreement:

          Annex A  -   Intentionally Left in Blank
          Annex B  -   Change Order Procedures and Form of Change Order
          Annex C  -   Description of Products
          Annex D  -   Product Specifications
          Annex E  -   FWA Order Procedure
          Annex F  -   FWA Prices
          Annex G  -   Warranty Terms and Warranty Services
          Annex H  -   Acceptance Procedure New FWA RSS F6 Unit
          Annex I  -   Intentionally Left in Blank
          Annex J  -   Products Delivery Times
          Annex K  -   Minimum Purchase Commitment

1.8 In the event of any discrepancy or inconsistency between this Agreement and any of its Annexes, the terms and conditions of this Agreement shall prevail to the extent of any such discrepancy or inconsistency.

1.9 Any amendment, modification or addendum to this Agreement shall be made making specific reference to the provision(s) to be amended, modified or added and shall have to be made in writing signed by all Parties hereto. All other provisions not specifically referred to in such amendment, modification or addendum shall remain unchanged and in full forced and effect.

2.        Orders and Order Procedure

2.1 Axtel may acquire Products or Services by: (i) issuing a written purchase order, signed by an authorized representative, or (ii) if Axtel is enrolled in any then current Airspan electronic commerce program, by submitting electronic orders (collectively, "Orders").

2.2 All Orders shall reference this Agreement and shall comply with the Order Procedure attached as Annex E hereto. Orders are totally binding and non-cancelable, unless is otherwise set forth in this Agreement.

2.3.1 All Orders will be governed by and cannot alter the terms and conditions of this Agreement. In order to be valid, all Orders must be accepted by Airspan through a written or electronic communication. Airspan shall accept such Order within the next ten (10) business days after delivery thereof, if such Order is in compliance with this Agreement (prices and descriptions) and no additional terms and conditions have been imposed and provided further Airspan has not exercised its rights of termination under section 16 of this Agreement.

2.3.2 Axtel will be required to issue Orders to Airspan for delivery of Products in accordance with Annex J no sooner than 20 weeks prior to the delivery date of the Products ordered, Airspan may, however, in its sole discretion, agree to accept an Order in accordance with this Agreement if it is issued by Axtel later than such date.

2.3.3 Furthermore Airspan will have the right, at its option, either to cancel an Order or to postpone delivery of Products until the first payment is received, without any responsibility to the Parties, only if Airspan has not received from Axtel the first payment mentioned in
          Section 5.3 below, at least sixteen (16) weeks prior to the scheduled delivery date of the Products ordered under such Order and if Airspan elects to postpone the delivery, the 16-week interval may be recalculated by Airspan from the date it receives the downpayment.

2.3.4 For the avoidance of doubt, the Parties agree that Airspan shall not be obligated to start performing under any Order until Axtel complies with the provisions of this Section 2.3. In the event Airspan does not accept an Order in accordance with this Section 2.3, it shall promptly return to Axtel any payments made by Axtel with respect to such order, if any.

2.4 The implementation schedule, responsibility matrix and any other items which may be necessary for the performance of Airspan' obligations hereunder shall be mutually agreed upon between the Parties and included as exhibits to the Order. Such exhibits shall be deemed incorporated into this Agreement by this reference.

2.5       Intentionally Left in Blank.

2.6 The prices set forth in Annex F and reflected in each Order are based on anticipated delivery and performance schedules and specifications incorporated in such Order.

2.7 Any changes to this Agreement or an Order initiated by Axtel or Airspan after the Effective Date resulting in adjustments to process, job schedule, contract price or other requirements thereof may be cause for adjustment by Airspan to the prices and to the relevant delivery and performance schedules set forth therein. Any such adjustment shall be detailed in a change order, a form of which is attached hereto as Annex B ("Change Order"). If the Change Order affects any Products for which Airspan has commenced manufacturing or has shipped or any

          Services for which Airspan has commenced performance, the adjustment of the price shall include reasonable, documented charges incurred by Airspan related thereto. No such changes shall be performed until a Change Order has been executed by authorized representatives of the Parties.

2.7.1 A Change Order may be used to increase the amount of Products and/or Services ordered or to change the delivery schedule of the Products ordered thereunder, taking in consideration the following:

               (i) The delivery of [ * ] of the relevant Products ordered shall not be rescheduled for more than [ * ].

               (ii) The delivery of the [ * ] of the relevant Products ordered shall not be rescheduled for more than [ * ].

               (iii) The delivery of the remaining [ * ] of the relevant
                     Products ordered shall not be rescheduled for more than [ * ].

2.8 By enrolling in any Airspan' electronic commerce program, Axtel agrees to comply with the terms of such program. Axtel agrees that all electronic Orders issued are equivalent to a written Order, are governed by the terms and conditions of this Agreement and that in the event of any conflict between this Agreement and the information contained in Axtel's or Airspan' electronic commerce website, this Agreement governs. Axtel is responsible for the use and protection of all electronic commerce passcodes provided by Airspan and agrees that all Orders submitted using such passcodes are valid and binding Orders authorized by Axtel. Airspan shall have no liability to Axtel due to Axtel's failure to access Axtel's or Airspan's electronic commerce website or errors or failures relating to its operation.

3.        Delivery Terms

3.1 Airspan shall Deliver Products, for which an Order has been accepted by Airspan in accordance with section 2, in accordance with the timing set forth in Annex "J" of this Agreement. The delivery times shall commence after Order acceptance as specified in Section 2.3 of this Agreement, provided that Axtel shall establish in the Order the applicable delivery time for the Products ordered thereunder in compliance with the times set forth in Annex "J" of this Agreement, on the understanding that the parties may by mutual agreement establish in such Orders longer delivery times.

3.1.1 Airspan shall Deliver the Products at the applicable Airspan' factory, except for RSS equipment, which shall be delivered pursuant the terms set forth herein below.

3.2 RSS Delivery Location: RSS shall be delivered at the Airspan Logistics Operating Center for North America (currently Laredo, Texas), subject to section 3.3 below.

3.3 Virtual Export Import Process. The Parties will make commercially reasonable efforts to perform a Virtual Export-Import Process whereby the RSS equipment will be delivered at the current RSS manufacturing site (Solectron Guadalajara) at the same prices set forth in this Agreement.

3.4 In the event of delay, exclusively attributable to Airspan, in delivering the Products (except for the Excess Products) as per the applicable delivery times set forth in Annex "J" of this Agreement and in lieu of any other damages arising from such delay, Airspan shall pay Axtel, one percent (1.0%) of the price of the Products not delivered of the relevant Order per each day of delay, up to a maximum of fourteen percent (14%) of the price of such Products not delivered. The Parties mutually acknowledge that the aforesaid damage amounts are reasonable in light of the anticipated actual harm which might be caused by any delay or failure in Delivery of the Products and the difficulty of ascertaining damages. Instructions given by Axtel to Airspan to correct faulty work or to repair or replace Products shall not constitute a waiver of the damages set forth herein.

3.4.1 In the event of delay of more than four (4) weeks, exclusively attributable to Airspan, in delivering the Excess Products as per the applicable delivery times set forth in Annex "J" of this Agreement and in lieu of any other damages arising from such delay, Airspan shall pay Axtel, one percent (1.0%) of the price of the any Excess Products not delivered of the relevant Order per each day of delay (after such four (4) weeks period), up to a maximum of fourteen percent (14%) of the price of such Excess Products not delivered. The Parties mutually acknowledge that the aforesaid damage amounts are reasonable in light of the anticipated actual harm which might be caused by any delay or failure in Delivery of the Products and the difficulty of ascertaining damages. Instructions given by Axtel to Airspan to correct faulty work or to repair or replace Products shall not constitute a waiver of the damages set forth herein.

3.5 If any RBS FWA Product scheduled for delivery in year 2004, Airspan no delivers it to Axtel in such year 2004, Airspan hereby agrees to provide such RBS FWA Product to Axtel free of any charge and will reimburse Axtel of any amount paid in advance for such Product.

4.        Licensed Use of Software

4.1 Airspan grants Axtel a nonexclusive and perpetual (subject to Airspan termination rights set forth in section 4.5 below) license to use a copy of the Software with the Products to the extent of the activation or authorized usage level.

4.2 To the extent Software is furnished for use with designated Products or Axtel-furnished equipment ("CFE"), Axtel is granted a nonexclusive and perpetual (subject to Airspan termination rights set forth in section 4.5 below) license to use the Software only on such Products or CFE, as applicable.

4.3 Software contains trade secrets and Axtel agrees to treat Software as Information (as defined in Section 10). Axtel will ensure that anyone who uses the Software does so only in compliance with the terms of this Agreement.

4.4 Axtel shall not: (a) use, copy, modify, transfer or distribute the Software except as expressly authorized, provided, however, that, Axtel is hereby authorized to generate new Software Scripts or modify the existing ones; and provided, further, that Airspan shall not be obligated to support such modified Software Scripts, nor shall it be responsible for any performance issues resulting from such modified Software Scripts; (b) reverse assemble, reverse compile, reverse engineer or otherwise translate the Software; (c) create derivative works or modifications unless expressly authorized; or (d) sublicense, rent or lease the Software. Licensors of intellectual property to Airspan are beneficiaries of this provision.

4.5 Upon breach of the Software license by Axtel as set forth in this Agreement or in the event the designated Product or CFE is no longer in use, this license terminates and Axtel will promptly return the Software to Airspan or certify its destruction.

4.6 Airspan may audit by remote polling or other reasonable means to determine Axtel's Software activation or usage levels.

4.7 With respect to Third Party Software, Axtel agrees to abide by the terms provided by Airspan with respect to any such software. Axtel further agrees that the terms contained in any Airspan or third party "shrink wrap" or "click" licenses shall govern the use of such software.

4.8 If Airspan and Axtel agree that Delivery of Software is to be made electronically via File Transfer Protocol, then Delivery of such Software by Airspan shall be deemed to have taken place at such time as the Software is loaded onto a network server, as designated by Airspan, and Axtel has been provided with appropriate instructions and passwords to enable Axtel to begin use of such Software. Notwithstanding the foregoing, the Parties shall comply with all regulations applicable to importation of Software pursuant to applicable law.

4.9 Axtel is allowed to make copies of the Software, as may be reasonably necessary for back up, execution or archival purposes only.

5.        Charges, Payment and Taxes

5.1 The contract price for the Products (including Software) and Services is set forth in Annex F hereto. Unless otherwise agreed by the Parties in an Order, all prices are in U.S. dollars, exclusive of Taxes. All prices are applicable solely in Mexico.

5.2 In accordance with the terms of Annex "E", within the next five (05) business days after the delivery of the Order in accordance with the terms set forth in Section 5.3, Airspan shall deliver to Axtel an invoice for one hundred percent (100%) of the purchase price of such Order.

5.3 Axtel shall pay Airspan for all Products and Services in accordance with the following payment terms, provided that Airspan has not breached its representations, warranties, covenants and undertakings under this Agreement:

          (i)  For any Product:

               [ * ] First Payment, sixteen (16) weeks before the Delivery of the Products, or such shorter interval if Airspan has accepted an Order under section 2.3.2 having a shorter interval between acceptance and Delivery;

               [ * ]  Second Payment, upon Delivery of the Product(s).

          (ii) For any Services:

               [ * ] upon acceptance of the Order by Airspan, and the remainder in equal monthly installments on the last business day of each month during the period in which the services are performed.

5.4 Payment of the second installment mentioned in Section 5.3 (i) above, shall be made by Axtel twenty (20) days after Delivery Date of Basestations, and ten (10) days for RSS equipment (as defined in Annex E of this Agreement) of the Products; provided that Axtel may notify Airspan in writing within such 20-day or 10-day period, as the case may be, if some or all of the Products delivered are not in compliance with the terms of the Order (the "Non-Compliant Products"), in which case Airspan shall take, within thirty days of the date of Axtel's notice, corrective action to resolve such Non-Compliant Products. Axtel shall not be obligated to pay the purchase price of the Non-Compliant Products until Airspan corrects such non-compliance, provided, however, that prior to such resolution Airspan shall issue a revised invoice relating to the portion of Products received by Axtel that is in compliance with the terms of the Order. Partial shipments shall be allowed under this Agreement pursuant the terms set forth in Annex "J" of this Agreement. For the avoidance of doubt, the Parties agree that the purchase price of the compliant Products shall be paid by Axtel as provided in this Section 5.4.

5.5 The Parties hereby agree that any payments to be made under this Agreement shall be made when due by wire transfer (electronic or telegraphic) or by any other form of payment, in immediately available funds, to Airspan's bank account, as follows:


Bank:                      Lloyds Bank
                           32 Commercial Way,
                           Woking,
                           Surrey GU21 1ER,
                           England
Sort Code:                 [ * ]
Account Name:              Airspan Communications Limited
Account No:                [ * ]
Further Instructions       Reference Axtel
                           P.O. No. _______,
                           Payment of Invoice No. ____________.


5.6 With respect to Services, amounts are due upon receipt of invoice and shall be paid by Axtel within thirty (30) days of the invoice date.

5.7 Axtel shall pay interest on any late payments at the rate of twelve (12%) percent per annum.

5.8 Charges for Software may be based on extent of use authorized as specified in this Agreement. Axtel agrees to pay the charges applicable for any activation or usage beyond the authorized level.

5.9 Axtel is liable and responsible for any Taxes relating to the purchase and importation of the Products or Services furnished by Airspan or its subcontractors pursuant to this Agreement (whether incurred directly or indirectly by Airspan) and shall, at Airspan' direction, promptly pay to Airspan or pay directly to the applicable government or taxing authority, if requested by Airspan, all such Taxes; provided, however, that in no event shall Axtel be liable for Taxes computed upon the income or gross revenues of Airspan or its subcontractors.

5.10 Axtel shall be responsible for payment of personal property taxes for Products and materials from the date of shipment by Airspan. Axtel's obligations pursuant to this Section shall survive any termination of this Agreement.

5.11 Axtel shall, within thirty (30) days of the tax payment on behalf of Airspan, furnish to Airspan all original tax receipts or certified copies in Airspan' name showing payment of the Tax and such other documentation relating to the tax payment which Airspan may reasonably request.

5.12 If Axtel shall claim to be exempt from any Taxes, Axtel shall furnish to Airspan a tax exemption certificate from the relevant taxing authority in the form required by law or otherwise reasonably acceptable to Airspan. If Axtel shall claim any such tax exemption and provides Airspan the required tax exemption certificate and Airspan does not collect the Taxes in reliance thereupon, Axtel shall hold Airspan harmless from and against any and all assessments for such Taxes levied on Airspan, including all interest, penalties and late charges upon any such Taxes and the cost of professional consulting fees incurred by Airspan to settle the applicable tax matter with the relevant tax authorities.

5.13 If withholding of any Tax is required in respect of any payment by Axtel to Airspan hereunder, Axtel shall: (i) withhold the appropriate amount from such payment, (ii) pay such amount to the relevant authorities in accordance with applicable law, and (iii) pay Airspan an additional amount such that the net amount received by Airspan is the amount Airspan would have received in the absence of such withholding.

5.14 Axtel shall pay all applicable customs fees, import duties, and similar charges directly to the appropriate governmental authorities. Each party agrees to ensure that it is in good standing and is appropriately registered, including without limitation, with respect to Taxes, in any country, state or other jurisdiction where legally required.

5.15 Airspan reserves the right to import services or subcontractors when and where necessary to complete services related to this Agreement. To the extent the Local Airspan Affiliate must import services or subcontractors in support of this Agreement, Airspan reserves the right to have the Local Airspan Affiliate invoice Axtel an additional amount such that the cost of the withholding taxes for such imported Services are borne by Axtel.

5.16 Axtel consents without qualification to the sale and/or assignment of receivables, in whole or in part, including all or any part of any associated rights, remedies, and obligations, by Airspan subject to a 30-day prior written notice, and authorizes the disclosure of this Agreement as necessary to facilitate such sale. Any tax impact to Axtel resulting from such sale and/or assignment shall be borne by Airspan.

5.17      Intentionally Left in Blank.

5.18      Intentionally Left in Blank.

5.19 Airspan reserves the right to reject an Order at Airspan' sole discretion, or to withhold shipment of Products or performance of Services, or any portion thereof, if: (i) Axtel is in default of its payment obligations hereunder, (ii) Axtel is in breach of its obligations under this Agreement, or (iii) Axtel falls under any of the situations described in Sections 16.1 (i) through (v) hereof, and all relevant dates for completion shall be adjusted accordingly.

5.20      Intentionally Left in Blank.

5.21      The Minimum Purchase Commitment is set fort in Section 23 and in Annex
          K.

5.22 Axtel has the right to engage a third party financial institution to provide financing for the Products and/or Services supplied by Airspan under this Agreement (provided that Axtel is in compliance with the financial covenants set forth in the Airspan Finance Agreement), in which case such third party financial institution may purchase Products and Services as required by Axtel and may make the payments as provided under this Agreement; provided, however, that Axtel shall continue to be obligated to comply with all its obligations hereunder or with respect to the Product and/or Services sold by Airspan to that third party.

6.        Warranty

6.1 Airspan warrants that the Products (except for the Software) described in Annex "C" will be new, unused when delivered and, subject to the provisions of this Section and to the terms and conditions set forth in Annex "G" of this Agreement.

6.1.1 Airspan warrants that the Software described in Annex "C", will be subject to the provisions of this Section and to the terms and conditions set forth in Annex "G" of this Agreement.

6.2 Airspan warrants that the Products will be free from defects in materials and workmanship and will function substantially in accordance with the applicable technical Specifications during the warranty period of twelve (12) months from the respective Delivery Date pursuant the terms set forth in Annex "G" of this Agreement.

6.3 Airspan warrants that the Services will be performed in a professional and workmanlike manner and will be subject to the terms set forth in Annex "G" of this Agreement.

6.4 THESE WARRANTIES AND LIMITATIONS ARE AXTEL'S EXCLUSIVE WARRANTIES AND SOLE REMEDIES, AND REPLACE ALL OTHER WARRANTIES OR CONDITIONS, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OR CONDITIONS OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

6.5       Single Product RSS Equipment.

6.5.1 Airspan will develop and manufacture a new single unit of RSS equipment (the "New FWA RSS F6 Unit"), and Airspan commits to supply the New FWA RSS F6 Unit to Axtel from April 1st, 2005 (the "New Product Commercial Launch").

6.5.2 The New FWA RSS F6 Unit shall have at least the same form, function and fit of both of the current RSS Equipment (jointly F2 and F5 RSS equipment), in accordance with the technical specifications set forth in Annex "D" of this Agreement.

6.5.3 The price of the New FWA RSS F6 Unit is set forth in the Annex "F" of this Agreement.

6.5.4 Airspan will provide a number of fifteen (15) New FWA RSS F6 Units to Axtel by January 30th 2005 in order for Axtel to perform and have completed no later than March 15th 2005 a first market application of the New FWA RSS F6 Unit before the New Product Commercial Launch (the "First Market Application"). The New FWA RSS F6 Unit shall pass successfully the First Market Application made by Axtel pursuant the acceptance procedure set forth in Annex "H" of this Agreement. If Axtel considers it necessary, Axtel will have the right to request Airspan to assist Axtel in a verification office of the New FWA RSS F6 Unit. Airspan will provide a quote for this service under this Agreement at reasonable costs and prices.

6.5.5 Airspan shall sell and deliver to Axtel the current F5 RSS Kit (excluding the RDA) instead of such New FWA RSS F6 Unit, at the prices of the New FWA RSS F6 Unit set forth in Annex "F" of this Agreement, if any of the following events occur:

               (a) If the New FWA RSS F6 Unit is not available for Delivery after the New Product Commercial Launch in accordance with the Specification set forth in this Agreement; or

               (b) If the New FWA RSS F6 Unit does not satisfactorily pass the First Market Application performed by Axtel in accordance with the test protocol set forth in Annex "H" of this Agreement;

                The foregoing, until such time as:

               (a) the New FWA RSS F6 Units has satisfactorily complied with the First Market Application; and

               (b) the New FWA RSS F6 Unit is delivered by Airspan pursuant the Specifications set forth in this Agreement.

               (c) If through no fault of Airspan, Axtel is unable to complete the First Market Application by March 15th 2005, Airspan shall sell and deliver to Axtel the current F5 and F2 RSS kits instead of the New RSS Unit, at the prices of such Products set forth in Annex "F" until such time as the First Market Application is completed by Axtel.

6.6 As far as both parties are aware the Products comply with all and any governmental regulations applicable to such Products at the Effective Date (such as "Normas Oficiales Mexicanas"). Airspan will make its best efforts to comply with future regulations, provided that, the Parties shall previously agree the form to cover the expenses arising from the new requirements established by Mexican governmental regulations, provided that, if for any reason, Airspan is not willing to perform the necessary changes to the Products in order to comply with such governmental regulations, Axtel will not be obligated to comply with its purchase commitment set forth in Section 23 and Annex "K" of this Agreement.

6.7       Intentionally Left in Blank.

6.8 Warranty Services: During the warranty period, Airspan provides warranty Services without charge for Products supplied under this Agreement to correct Products defects or to bring it up to conformance with the Specifications set forth in this Agreement. Warranty Services to be provided by Airspan are further described in Annex "G" hereof.

6.9 Axtel shall notify Airspan prior to returning any Product and must reference a return material authorization number issued by Airspan on documentation accompanying such returned Product. When Axtel is required to return Products to Airspan for warranty service, Axtel agrees to ship it prepaid and suitably packaged to a location Airspan designates. Airspan will return the Product to Axtel at Airspan' expense. Airspan is responsible for loss of, or damage to, Products while they are: (i) in Airspan' possession, or (ii) in transit back to Axtel. Any exchanged Product becomes Airspan' property and, subject to
          Section 8 - Title and Risk of Loss, its replacement becomes the Axtel's property. The replacement Product may not be new but will be in working order and equivalent to the item exchanged. The warranty period for the repaired or exchanged Product shall be the greater of one hundred and eighty (180) days from the date of delivery of the Product back to Axtel, or the remaining Product warranty period. Axtel agrees to ensure that exchanged Product is free of any legal obligations or restrictions that prevent its exchange and represents that all returned items are genuine and unaltered.

6.10 Where applicable, before Airspan provides warranty services, Axtel agrees to: (i) follow the problem determination, problem analysis, and warranty services request procedures that Airspan provides; (ii) secure all program and data contained in Product; and (iii) inform Airspan of changes in the Product's location.

6.11 Airspan covenants that Support Services, and Functionality of the Products or equivalent replacement, including Spare Parts, shall be available to Axtel for a period of 7 years from the Effective Date. Notwithstanding the foregoing, Airspan shall give Axtel twelve (12) months prior written notice in the event that Airspan discontinues the supply of any Products or Software sold hereunder. For such discontinued Product and Software, Airspan undertakes to continue providing spare parts and technical support, including repair of any Products (or part thereof) which are sent to Airspan for that purpose, for a period of five (5) years after such discontinuance. In case Airspan discontinues the supply of any Product or Software sold hereunder during the first two (2) years of the Term, Airspan shall make an equivalent Product available to Axtel under the terms of
          Section 14.1 of the Agreement.

6.12 Post-warranty and other Services to supplement the warranty Services, including advanced shipment of replacement parts, may be available at prices and policies to be negotiated in good faith and agreed between the Parties. The warranty service terms and exclusions in Section 6 above shall apply to post- and supplemental warranty Services.

7.        Services

7.1 Services in General: Axtel agrees to reasonably cooperate with Airspan in the performance by Airspan of the Services, including, without limitation, providing Airspan with sufficient and timely access free of charge to facilities, data, information and personnel of Axtel in accordance with the then-current Axtel policies, and a suitable physical environment meeting Airspan' specified requirements to permit the timely delivery and installation of Products and/or performance of Services, including the recovery by Airspan of any tools, diagnostic or test equipment, documentation or other items used by Airspan in the performance of the Services.

7.2 In addition, Axtel shall be responsible for the accuracy and completeness of all data and information that it provides or causes to be provided to Airspan. In the event that there are any delays by Axtel in fulfilling its responsibilities as stated above, there is a disagreement between the parties as to the cooperation required from Axtel, or there are errors or inaccuracies in the information provided, Airspan shall be entitled to appropriate schedule and pricing adjustments, including storage fees. It is understood and agreed that the Services provided by Airspan may include the advice and recommendations of Airspan, but all decisions in connection with the implementation of such advice and recommendations shall be the sole responsibility of, and made by, Axtel, unless such advice and recommendations are part of consulting services purchased by Axtel.

7.3 Service Personnel: Airspan and Axtel are each responsible for the supervision, direction, compensation and control of their own employees and subcontractors. Airspan may subcontract any portion or all of the Services to subcontractors selected by Airspan. Neither Party shall knowingly solicit to hire employees of the other Party with whom it had contact as a result of the performance of the Services for a period ending twelve (12) months after completion of the Services. Neither Party shall be precluded from conducting generalized searches for employees (and hiring those employees who respond to generalized searches) either through the use of search firms or advertisements in the media, provided that searches are not specifically targeted to employees providing Services.

7.4 Intellectual Property Rights: Airspan, on behalf of itself and its subcontractors, reserves all proprietary rights in and to: (i) all methodologies, designs, engineering details, and other data pertaining to the Services and designs, documentation and other work product prepared by Airspan and delivered to Axtel, (ii) all original works, computer programs and updates developed in the course of providing the Services (except Axtel's developed programs) or as otherwise agreed in writing by the Parties, (iii) discoveries, inventions, patents, know-how and techniques arising out of the Services, and (iv) any and all products (including software and equipment) developed as a result of the Services. The performance by Airspan of Services shall not be deemed work for hire. Airspan grants to Axtel a perpetual, non-exclusive, world-wide, paid up license to use, copy and modify the designs, documentation and other work product prepared by Airspan and delivered to Axtel in the performance of Services solely for Axtel's internal business purposes. It is understood between the Parties that Airspan will employ its know-how, techniques, concepts, experience and expertise, as well as all other intellectual property, including that to which it reserves its rights hereunder, to perform services for others which are the same as or similar to the Services.

8.        Title and Risk of Loss

8.1 Title and risk of loss for ordered Product (except for the Software) shall pass from Airspan to Axtel upon its Delivery to Axtel.

9.        Installation and Commissioning

9.1 Axtel shall perform all installation, commissioning and software loading services with respect to the FWA Products, using skilled personnel and in accordance with the Airspan Procedures, with the exception of REM software upgrades, which shall be installed by Airspan pursuant to the FWA TASS Agreement.

10.       Confidential Information

10.1 Confidential information ("Information") means: (i) Software and Third Party Software; and (ii) all business, technical, marketing and financial information and data that is clearly marked with a restrictive legend of the disclosing party ("Discloser").

10.2 The party receiving Information ("Recipient") will use the same care and discretion to avoid disclosure, publication or dissemination of Information as it uses with its own similar information that it does not wish to disclose, publish or disseminate. The Recipient may disclose Information only to: (i) its employees and employees of its parent, subsidiary affiliated companies or subcontractors who have a need to know for purposes of carrying out this Agreement; and (ii) any other party with the Discloser's prior written consent. Before disclosure to any of the above parties, the Recipient will have a written agreement with such party sufficient to require that party to treat Information in accordance with this Agreement.

10.3 The Recipient may disclose Information to the extent required by law. However, the Recipient must give the Discloser prompt notice and make a reasonable effort to obtain a protective order.

10.4      No obligation of confidentiality applies to any Information that the
          Recipient: (i) already possesses without obligation of confidentiality; (ii) develops independently; or (iii) rightfully receives without obligations of confidentiality from a third party. No obligation of confidentiality applies to any Information that is, or becomes, publicly available without breach of this Agreement.

10.5      Each party's obligations hereunder shall survive for a period of five
          (5) years after receipt of Information hereunder from the Discloser, except as otherwise mutually agreed upon by the parties.

10.6 THE DISCLOSER MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY NATURE WHATSOEVER WITH RESPECT TO ANY INFORMATION FURNISHED TO THE RECIPIENT, INCLUDING, WITHOUT LIMITATION, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR AGAINST INFRINGEMENT, EXCEPT FOR THOSE SET FORTH IN SECTION 6 HEREOF.

10.7 The release of any advertising or other publicity relating to this Agreement requires the prior approval of both Parties.

11.       Patents and Copyrights

11.1 Airspan shall indemnify and hold harmless Axtel, its officers, directors, representatives, agents, employees, contractors, subcontractors, subsidiaries and affiliates against any actual direct loss, damage, liability, cost, expense, action or claim, including reasonable attorneys' fees, litigation costs and expenses and amounts paid in settlement, subject to the limitations set forth in the following paragraphs, arising out of or in connection with any infringement or alleged infringement of patents, copyrights, trademarks, trade secrets, or any other intellectual property right of a third party.

          Therefore, if a third party claims that a Product or Software provided to Axtel under this Agreement infringes such third party's patent or copyright, Airspan will defend Axtel against that claim at Airspan' expense and pay all costs and damages that a court finally awards or are agreed in settlement, provided that Axtel:

          (a) promptly notifies Airspan in writing of the claim, and (b) allows Airspan to control, and cooperates with Airspan at Airspan' expense in, the defense and any related settlement negotiations. If such a claim is made or appears likely to be made,

          Airspan agrees to secure the right for Axtel to continue to use the Product or Software, or to modify it, or to replace it with equivalent Product or Software. If Airspan determines that none of these options is reasonably available, Axtel agrees to return the Product or Software to Airspan on Airspan' written request. Airspan will then reimburse to Axtel an amount of money equal to the purchase price paid by Axtel for the Product or Software.

          Any such claims against Axtel or liability for infringement arising from use of the Product or Software following a request for return by Airspan are the sole responsibility of Axtel. This represents Axtel's sole and exclusive remedy regarding any claim of infringement.

11.2 Airspan has no obligation regarding any claim based on any of the following:

          (a) anything Axtel provides which is incorporated into the Product or Software; except for such equipment that has been accepted by Airspan in the Specifications set forth in this Agreement

          (b) compliance by Airspan with Axtel's specifications, designs or instructions; except for those set forth in the Specifications set forth in this Agreement;

          (c) any claim by Axtel to Airspan regarding the amount of revenues or profits earned or other value obtained by the use of a Product by Axtel;

          (d) Axtel's modification of Product or Software (subject to Section 4.4(a) hereof);

          (e) the combination, operation, or use of Product or Software with other products not provided by Airspan as a system, or the combination, operation, or use of Product or Software with any product, data, or apparatus that Airspan did not provide;

          (f) the Axtel's failure to install or have installed changes, revisions or updates as instructed by Airspan; or

          (g) infringement by a Third Party Vendor Item alone, as opposed to its combination with Products Airspan provides to Axtel as a system.

12.       Limitation of Liability

12.1 In no event shall Airspan or its agents or suppliers be liable to Axtel for more than the amount of any actual direct damages up to the greater of U.S. $100,000 (or equivalent in local currency) or the charges for the Product or Services that are the subject of the claim, regardless of the cause and whether arising in contract, tort or otherwise. This limitation will not apply to claims for damages for bodily injury (including death) and damage to real property and tangible personal property for which Airspan is legally liable and payments as set forth in Section 11 - Patents and Copyrights.

12.2 IN NO EVENT SHALL AIRSPAN OR ITS AGENTS OR SUPPLIERS BE LIABLE FOR ANY OF THE FOLLOWING: I) DAMAGES BASED ON ANY THIRD PARTY CLAIM, EXCEPT AS EXPRESSLY PROVIDED FOR HEREIN; II) LOSS OF, OR DAMAGE TO, AXTEL'S RECORDS, FILES OR DATA; OR III) INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS OR LOST SAVINGS), EVEN IF AIRSPAN IS INFORMED OF THEIR POSSIBILITY.

13.       Concessions

13.1 Axtel hereby warrants and represents that it and its affiliates in Mexico have obtained the Concessions which will permit each of them to legally operate all or a portion of the Products in Mexico. The Parties agree that Airspan shall not deliver or install any Products, perform any Services or accept any Orders hereunder unless Axtel or its affiliates (if applicable) have been granted a Concession in Mexico for the use of such Products.

14.       Changes or Substitution of Products

14.1 At any time, Airspan may implement changes to the Products, modify the Products' designs and Specifications or substitute the Products with ones of similar or more recent design. The Parties shall mutually agree on the Price of such changed or substituted Products. Such a change to or substitution of the Products provided under this Agreement shall be subject to the following requirements: (i) shall not adversely affect the physical or functional interchangeability or the performance Specifications of the Products, except as otherwise agreed in writing by Axtel; (ii) the price for equivalent performance shall be the same or lower than the price agreed hereunder, except as otherwise agreed in writing by Axtel; (iii) any change or substitution of the Products shall be functionally equivalent and compatible with the changed or substituted Product, without the need for any other adaptations; and (iv) shall under no circumstances either reduce or decrease Airspan' warranty obligations set forth in this Agreement.

15.       Delayed Shipment of the Products or the Performance of the Services

15.1 If Axtel notifies Airspan less than thirty (30) days prior to the scheduled delivery date of the Products (or if the Products have been manufactured per the agreed upon schedule) that Axtel does not wish to take delivery thereof at the scheduled time or that a site is not available to receive such Products, or if Axtel fails to take delivery of such Products upon their arrival at the applicable site, Airspan shall have the right to place the Products in storage and Axtel shall bear all costs of demurrage, restocking, warehousing, reloading, transporting, off-loading, and other associated costs incurred by Airspan. All such costs shall be paid in full within thirty (30) days of Axtel's receipt of Airspan' commercial invoice therefor.

15.2 If Axtel notifies Airspan less than thirty (30) days prior to the scheduled performance date of the Services that Axtel does not wish Airspan to perform such Services at the scheduled time or that the Site is not available for the performance of such Services, Airspan shall have the right to delay the performance of the Services and Axtel shall bear all associated and documented out of pocket travel and expense costs incurred by Airspan. All such costs shall be paid in full within thirty (30) days of Axtel's receipt of Airspan' commercial invoice therefor.

15.3 Site facilities and physical specifications of equipment (including shelters, fiber cabling, power, etc.) provided by Axtel for use with the Products sold hereunder must meet Airspan' installation and environmental Specifications. Any testing required to verify the condition of Site facilities and any required upgrades will be at Axtel's expense.

16.       Termination; Survival

16.1 Without prejudice to any rights and remedies provided for hereunder, either Party hereto may terminate at its option, this Agreement or the relevant Orders as provided below, effective immediately, upon written notice to any other Party, upon the occurrence of any of the following events or conditions (each, an "Event of Default"):

          (i) the other Party applies for or consents to the appointment of, or the taking of possession by a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property,

          (ii) the other Party makes a general assignment for the benefit of its creditors,

          (iii) the other Party commences a voluntary proceeding under the bankruptcy, insolvency or similar laws relating to relief from creditors generally,

          (iv) the other Party fails to contest in a timely or appropriate manner, or acquiesces in writing to, any petition filed against it in an involuntary proceeding under the bankruptcy, insolvency or similar laws relating to relief from creditors generally, or any application for the appointment of a receiver, custodian, trustee, or liquidator of itself or of all or a substantial part of its property or its liquidation, reorganization, dissolution or winding-up, or (v) the other Party materially fails to perform any term or condition under this Agreement or any of its Annexes, which failure continues for a period of thirty (30) days after written notice has been given to the breaching Party;

          (vi) if Axtel becomes entitled to the maximum liquidated damages with respect to the delivery of Products under any Order pursuant to Sections 3.4 and 3.4.1 above.

          With respect to the Events of Default indicated in sections (v) and
          (vi) above, the affected Party will have the right, at its election, to terminate this Agreement (together with any pending Order) or only the relevant Order(s).

16.2 The respective obligations of each Party pursuant to Sections 1, 4, 5, 6, 7, 10, 11, 12, 16 and 18 hereof, and any other obligations of each Party pursuant to this Agreement that by their nature would continue beyond the termination, cancellation, or expiration hereof, shall survive such termination, cancellation, or expiration.; provided, however, that if Axtel fails to make payment in accordance with the terms and conditions hereof (subject to the cure period provided in Section 16.1 above), the Parties expressly agree that the following Sections hereof shall not survive such termination, cancellation, or expiration: Sections 6 and 7 only with respect to the Products that were not paid in full by Axtel; and provided, further, that Section 4 hereof shall survive such termination, cancellation, or expiration only to the extent that Axtel is not in default of the payment of the applicable Software license fees, if any.

17.       Airspan Procedures, Manuals and Documentation

17.1 "Airspan Procedures" will consist of documents which describe in detail the engineering, installation, commissioning, maintenance, troubleshooting and operation of Product(s). The Airspan Procedures shall be provided in the English language. Airspan shall provide the Airspan Procedures in Spanish if so published. Airspan shall ship electronic documentation containing the applicable Airspan Procedures to Axtel with the initial delivery of a system release to Axtel. During the Term, Airspan shall, at no additional charge to Axtel, deliver to Axtel, one set of electronic files with updates, revisions and/or corrections of such Airspan Procedures as they become available. Axtel may order additional copies of the Airspan Procedures at Airspan's then applicable prices. Axtel may use and reproduce the Airspan Procedures in paper format for the purposes of engineering, installing, commissioning, maintaining, troubleshooting and operating the Products, subject to the limitations regarding Information set forth in Section 10. Reproduction shall include the copyright or similar proprietary notices. Axtel is responsible for ensuring proper versions of the Airspan Procedures are printed and distributed.

18.       General

18.1 Axtel agrees that it will not export Products procured hereunder from Mexico without Airspan's prior written consent. Airspan reserves the right to assign any portion of an Order accepted under this Agreement, in whole or in part, provided that such assignment shall be in compliance with the provisions of Section 20 below if such assignment falls under the situation provided for in Section 20 of this Agreement...

18.2 Axtel agrees to comply with all laws applicable to it, including all applicable export and import laws and regulations. In the event that any provision of this Agreement or portions thereof are held to be invalid or unenforceable, the remainder of this Agreement will remain in full force and effect.

18.3 The terms and conditions of this Agreement, and its Annexes, form the complete and exclusive agreement between Axtel and Airspan and replace any prior oral or written communications and agreements regarding the subject matter thereof.

18.4 Any changes to this Agreement must be made by mutual agreement in writing.

18.5 The laws of the State of New York, United States of America govern this Agreement, exclusive of its conflict of laws provisions; and nothing in this Agreement affects any statutory rights of consumers that cannot be waived or limited by contract. The United Nations Convention on the International Sale of Goods shall not apply.

18.6 If, within thirty (30) days from the date of any notice of dispute from a Party to any other Party, such Parties are unable to resolve the issue, then either Party may initiate the binding arbitration to resolve such dispute by written notice to such other Party upon expiration of such thirty (30) day period. Any dispute between the Parties arising in connection with this Agreement shall be exclusively resolved by arbitration pursuant to the Rules of Conciliation and Arbitration of the International Chamber of Commerce then in force. The arbitration proceedings pursuant to this Section 18(c) shall take place in the English language in the City of Miami, State of Florida, before a panel of three (3) arbitrators appointed in accordance with the aforementioned rules. The decision of the arbitrators shall be final and binding upon the Parties and their respective successors and assigns. The decision and award rendered by the arbitrators may be entered in any court of competent jurisdiction and any such court may order the enforcement of such award against the Parties and their respective successors and assigns.

18.7 EACH PARTY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF, OR RELATING TO, THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING ANY ORDER ISSUED AND ACCEPTED HEREUNDER.

18.8 Notwithstanding anything in this Agreement to the contrary, if the supply of the Products or the performance of the Services by Airspan, or any portion thereof, or the performance of any other obligation hereunder by any party is prevented, delayed, interfered with, or interrupted by reason of a Force Majeure Event, such prevention, delay, interference, or interruption shall be deemed not to be a default pursuant to this Agreement and the time or times for such performance or supply hereunder shall be extended by the period or periods same is so prevented, delayed, interfered with, or interrupted. The foregoing shall apply even though any such cause exists or is foreseeable as of the date hereof. Neither Party shall be required to change its usual business practices or methods or to assume or incur other than its usual costs or expenses in order to mitigate, avoid, or eliminate any Force Majeure Event or to reduce the period of any resulting delay. Each Party shall notify the other Parties of any delay or failure excused by this Section 18.9) and shall specify the revised performance date as soon as practicable. Nothing contained in this Section 18.9 shall affect any obligation of Axtel to make any payment when due in accordance with this Agreement.

18.9 All notices pursuant to this Agreement will be in writing and deemed given when delivered in person, by certified mail or courier service, or by facsimile.

          Notices to Axtel shall be sent to:

          Axtel, S.A. de C.V.
          Boulevard Gustavo Diaz Ordaz Km. 3.33 L-1
          Colonia Unidad San Pedro
          San Pedro Garza Garcia
          Nuevo Leon, Mexico

          Attention: Director de Negociaciones Estrategicas with a copy to the Corporate Counsel.

          Notices to Airspan shall be sent to:

          Airspan Communications Limited
          Cambridge House
          Oxford Road
          Uxbridge
          Middlesex, England
          UB8 1UN

          Attention: Vice President & Controller

          with a copy to:

          Airspan Networks Inc
          777 Yamato Road, suite 105
          Boca Raton, FL 33431
          USA

          Attention: Senior Vice President & Chief Financial Officer

18.10 The relationship between Airspan and Axtel during the term hereof shall be that of vendor and purchaser with respect to the purchase of the Hardware and licensor and licensee with respect to license of the Software. A Party's agents, employees, representatives shall under no circumstances be deemed employees, agents or representatives of the other Party or its affiliates.

18.11 All work to be performed in connection with this Agreement shall be by qualified workers or firms whose employees are not objectionable to the trade unions that may be engaged in work on the premises. Airspan shall be wholly responsible for all trade union relations in connection to its employees and Axtel shall not be liable in any way through delays or claims arising through such causes in connection to Airspan employees.

19.       Intentionally Left in Blank.

20.       Assignment; Right of First Refusal

20.1 Each Party agrees not to assign or otherwise transfer this Agreement or its rights under it, or delegate its obligations, without the other Party's prior written consent, and any attempt to do so is void. Notwithstanding the foregoing, Airspan may assign or otherwise transfer this Agreement or its rights under it, or delegate its obligations, to any of its affiliates. Airspan may also assign or otherwise transfer this Agreement or its rights under it, or delegate its obligations, to any purchaser of the FWA Business without the Axtel's prior written consent; provided that:

          (i) Airspan shall provide to Axtel the soliciting or offering material used in connection with any contemplated sale of the FWA Business (the "FWA Information") at the same time any such FWA Information is provided to any third party potential purchaser (the "Potential Purchasers"), subject to execution by the Parties of a non-disclosure agreement in a form and substance reasonably satisfactory to Airspan, but no less restrictive on Axtel than the non-disclosure agreement executed with the Potential Purchasers; and provided, however, that Airspan may not offer, solicit interest in or sell the FWA Business to any company which is a direct competitor of Axtel or does not have the necessary resources (human and/or technical), at Airspan' reasonable judgment, to manufacture the Products and/or to provide the technical support required by Axtel, including without limitation, Telefonos de Mexico, S.A. de C.V. or any of its affiliates (the "Restricted Companies");

          (ii) Airspan hereby grants to Axtel a right of first refusal ("RFR") with respect to any offer received by Airspan from any third party which Airspan proposes to accept (including any revised offers), allowing Axtel to purchase the FWA Business on terms not less favorable than such offer, subject to Axtel having made, within forty five (45) days after Airspan shall have delivered written notice to Axtel of such offer or revised offer (the "Vendor's Notice"), a single deposit for the amount equal to five (5) percent of the amount of the third party offer (the "Deposit") into an interest bearing escrow account. Once Airspan has received the Deposit, Axtel shall have the right to perform a due diligence investigation of the FWA Business, and Airspan shall be obligated to promptly provide all the information and access that Axtel reasonably requires for the evaluation of the FWA Business; and

          (iii) in the event of any such sale to a purchaser other than Axtel, such new vendor shall assume all of Airspan's obligations under this Agreement.

20.2 If Axtel exercises its RFR, Airspan and Axtel shall have ninety (90) days from payment of the Deposit to negotiate in good faith and enter into a purchase agreement pursuant to which Airspan will sell the FWA Business to Axtel, unless a longer period of time is stated in the offer received from the Potential Purchaser, in which case such longer period shall prevail (the "Offer Period"). If the Parties have entered into such an agreement by the end of the Offer Period, the Deposit shall be credited towards the purchase price of the FWA Business. If the Parties have not entered into such an agreement by the end of the Offer Period, Axtel shall forfeit in favor of Airspan the Deposit, and Airspan shall have the right to sell the FWA Business to any Potential Purchaser other than a Restricted Company, subject to the terms and conditions of Section 20.3 below; provided, however, that if the terms of the proposed sale are more favorable to such Potential Purchaser than the best offer (from Airspan' perspective) presented by Axtel to Airspan during the Offer Period, then the RFR shall again apply to such sale, but Axtel shall not be obligated to provide any additional Deposit.

20.3 If Axtel shall decline in any instance to exercise its RFR or the Parties fail to enter into the purchase agreement as described in
          Section 20.2, Airspan shall have the right for a period of one year from the date of such declination or failure, to sell the FWA Business to a Potential Purchaser (except if such Potential Purchaser is a Restricted Company) without prior notice to Axtel, on terms which are not more beneficial to such Potential Purchaser than those set forth in Vendor's Notice. If the foregoing conditions are not met, the RFR shall again apply to such sale; provided, however, that the 90-day term provided in Section 20.2 above shall be reduced to forty five
          (45) days and Axtel shall not be obligated to provide any additional Deposit.

21.       Airspan Security Instrument.

21.1 The Parties hereby acknowledge that the current Bank Guarantee granted by Airspan to Axtel pursuant the Second Amendment No. 2 shall continue to remain open until Airspan delivers to Axtel all the Products covered currently by such Bank Guarantee (the Orders Guaranteed by Airspan). Thereafter, Axtel shall agree to the release and termination of the Bank Guarantee. In addition to the foregoing, the Parties hereby agree that, if after the Effective Date of this Agreement, Axtel makes new payments in the circumstances described in Section
          21.2 below, Airspan shall obtain and maintain a new Bank Guarantee to cover the respective Excess Exposure Amount until such time as aggregate amounts paid fall below the Excess Exposure Amount.

21.2 The Parties hereby acknowledge that, from time to time, Axtel may make payments to Airspan under this Agreement such that the aggregate amount of those payments for Orders where the related Product has not been delivered may at times exceed US $10,000,000.00 ("Exposure Limit") in respect of Orders that have not been fully delivered ("Orders Guaranteed by Airspan").

21.3      Intentionally Left in Blank.

21.4 The Parties agree that Airspan will cause to be issued in favor of Axtel, at Airspan's expense, when such Exposure Limit is exceeded, one or more irrevocable standby letters of credit or bank guarantees (together the "Bank Guarantee"), issued by Airspan's UK bank at Axtel's satisfaction, for an aggregate amount equivalent to all the amounts paid by Axtel in excess of the Exposure Limit (the "Excess Exposure Amount").

21.5 The Parties further agree that the aggregate value of the Bank Guarantee, as measured and agreed by the parties at the end of each month, will continue to be equal or greater than the likely peak Excess Exposure Amount for the following month.

21.6 The Bank Guarantee will permit Axtel, on or before its expiry date, to draw down the portion of the Bank Guarantee applicable to the funds received by Airspan as a down payment with respect to the delivery covered by that Bank Guarantee, upon the occurrence of any of the following events or conditions:

          (i) Airspan applies for or consents to the appointment of, or the taking of possession by a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property,

          (ii) Airspan makes a general assignment for the benefit of its creditors,

          (iii) Airspan commences a voluntary proceeding under the bankruptcy, insolvency or similar laws relating to relief from creditors generally,

          (iv) Airspan fails to contest in a timely or appropriate manner, or acquiesces in writing to, any petition filed against it in an involuntary proceeding under the bankruptcy, insolvency or similar laws relating to relief from creditors generally, or any application for the appointment or a receiver, custodian, trustee, or liquidator or itself or of all or a substantial part of its property or its liquidation, reorganization, dissolution or winding-up.

          (v) Airspan fails to deliver Products ordered by Axtel under this Agreement, within a period of thirty (30) days after the delivery date applicable for such Products, pursuant the terms of this Agreement; provided (i) that after fifteen (15) days following the date on which Airspan has failed to make a delivery, Axtel has provided written notice to Airspan of such failure, and (ii) that the thirty (30) day period shall be extended where the failure is caused by Force Majeure Event, by the number of days for which the Force Majeure Event is in existence (if the Force Majeure Event continue for more than 60 days, Axtel will have the right to cancel the respective Order(s) and to collect from the Bank Guarantee all applicable payments paid to Airspan by Axtel for such Product).

22.       Second Lines Module.

22.1 Airspan hereby sells to Axtel the Second Lines Module of (i) all of the FWA RSS Products purchased by Axtel before the Effective Date and
          (ii) all of the FWA RSS Products that will be purchased by Axtel in the future; in consideration for the Second Line Module, Axtel hereby agrees to pay Airspan the amounts of US[ * ] within five (5) days after the date of this Agreement, subject to the issuance of the respective Order and the delivery of the respective invoice. Axtel will issue the respective Order no later than 2 days after the Effective Date of this Agreement; and Airspan will issue the invoice no later than 2 days after receipt of the Order.

22.2 Once Axtel has made the payment to Airspan mentioned in Section 22.1, Axtel shall have acquired the Second Lines Module of all of the FWA RSS Products purchased and to be purchased by Axtel, without being obligated to pay Airspan any other additional amount or charge with respect to such use and activation of the Second Lines Module of the FWA RSS Products.

23.       Purchase Commitment

23.1 Axtel hereby irrevocably agrees to purchase from Airspan the minimum annual amounts of Products as further described in Annex "K" hereof.

23.       Titles and Subtitles

23.1 The titles and subtitles used in this Agreement are for convenience only and are not a part of this Agreement and do not in any way limit or amplify the terms and provisions of this Agreement.

The Parties hereto have executed this Purchase and License Agreement for FWA Equipment as of December 28, 2004 and it shall become effective on the Effective Date.

AXTEL, S.A. DE C.V.                      AIRSPAN COMMUNICATIONS LIMITED

By: _______________________________     By: ______________________________
Name: Jose Antonio Velasco Carmona          Name: Peter Aronstam
Title: Legal Representative                  Title: Senior Vice President

                                     Annex B

                             CHANGE ORDER PROCEDURES

                                     ANNEX B

                             CHANGE ORDER PROCEDURES


The following procedure shall apply to the issuance of Change Orders under the Agreement. Capitalized terms used and not defined herein have the meanings attributed to them in the Agreement.

1.        Change Order

          Any changes made by Customer after the effective date of the Agreement, resulting in adjustments to the content and/or specifications of the Products, Services, process, job schedule or other requirements shall be considered a change order ("Change Order"). The form of Change Order is attached hereto.

          1.1 Customer shall issue a written communication to the Airspan Account Manager detailing the nature of the modifications it wishes to make.

          1.2 The Airspan Account Manager shall return to Customer with an assessment of requirements to present a quotation.

          1.3 Upon acceptance of Airspan' quotation. Customer shall issue a Change Order in the form attached hereto and deliver it to Airspan five (5) business days from receipt of Airspan' quotation.

2. Non-Billable Change Order If changes to the content and specifications of the Products or Services after the Start Date of the Agreement are deemed non-billable to Customer by Airspan, "Non-Billable" shall be checked off on the Change Order.

3. Customer Information In cases where the Change Order is not based on models or merchandise, the Customer Information (CI) meeting shall be held and a related document shall be completed by Customer with the assistance of the Airspan' Systems Application Engineer, capturing all network specifications. Customer shall approve this document prior to each request for quotation and subsequent Change Order.

                                                          ANNEX B - ATTACHMENT 1
                                                            FORM OF CHANGE ORDER

                                                             Axtel, S.A. de C.V.
                               Re: Purchase and License Agreement dated ________
                                                     Change Order No.: _________
                                            Circle One: Billable or Non-Billable

1. This Change Order is issued pursuant to Section 2 of the Purchase and License Agreement, dated __________ (the "Agreement"), by and between Axtel, S.A. de C.V. ("Customer") and Airspan Communications Limited. This Change Order and the Products and Services to be supplied under this Change Order shall be subject to all the terms and conditions set forth in the Agreement.

2. This Change Order shall become effective upon execution by authorized representatives of Airspan and Customer.

3.        Origin and Description of Changes:

          [insert narrative explaining reason for change]

          [INSERT ONLY IF NON-BILLABLE: The purpose of this Change Order is to notify you of some changes in the project as described below. Airspan deems these changes non-billable. Any reference to prices or value is for informational purposes only. Airspan requests your acknowledgement below to the changes described in this Change Order. This Change Order shall be deemed accepted if Airspan has not received your express rejection within thirty days from the date set forth above.]

4.        Resulting Adjustment

          [address addition, deletion or change in Products to be delivered, change in Price, Schedule, Delivery Term, etc.]



In witness whereof, the Parties have executed this Change Order on the ____ day of ____________, 200_.

AXTEL, S.A. DE C.V.

By:  ______________________________________
Print Name:________________________________
Title:_____________________________________

AIRSPAN COMMUNICATIONS LIMITED

By:  ______________________________________
Print Name:________________________________
Title:_____________________________________

Annex C - Description of Products
Purchase and License Agreement for FWA Equipment-December 2004

--------------------------------------------------------------------------------





                                     Annex C
                             DESCRIPTION OF PRODUCTS

Annex C - Description of Products
Purchase and License Agreement for FWA Equipment-December 2004

--------------------------------------------------------------------------------


                                     Annex C

                             DESCRIPTION OF PRODUCTS

1.   DOCUMENT SCOPE

1.1  Document Scope

     This document details the definition of the FWA equipment to be supplied by Airspan to AXtel. Note that "Qty." refers to the quantity of a component required for that configuration. Where the quantity of a component required for a configuration differs from the unit of measure for that component, the unit of measure is included in the description of that component. Equipment can only be ordered in whole multiples of the associated unit of measure.

2.1.1 FWA Description of Equipment

2.1.1.1 Intentionally Left in Blank

2.1.1.2 Customer Premise Equipment Kits.

                  An F2 RSS Kit is defined as follows:

-------------------- ------------------------------------------------ -------
        PEC                            Description                     Qty.
-------------------- ------------------------------------------------ -------
NTEG17DA             F2 RTU                                           1
-------------------- ------------------------------------------------ -------
NTEG12FA             RPCU                                             1
-------------------- ------------------------------------------------ -------
A0636762             RPCU Battery                                     1
-------------------- ------------------------------------------------ -------
NTEG12CL             RPCU Power Cord                                  1
-------------------- ------------------------------------------------ -------
NTEG12FB             RPCU Safety Booklet                              1
-------------------- ------------------------------------------------ -------
NTEG99JE             Drop Cable (500M)                                0.04
-------------------- ------------------------------------------------ -------
NTEG99GR             Dual Jacket Drop Cable Connector (50)            0.02
-------------------- ------------------------------------------------ -------
NTEG99CZ             Drop Cable Connector Pins (500)                  0.02
-------------------- ------------------------------------------------ -------

                  An F5 RSS Kit is defined as follows (RDA KIT EXCLUDED):

-------------------- ------------------------------------------------ -------
        PEC                            Description                     Qty.
-------------------- ------------------------------------------------ -------
NTEG18DA             F5 RTU                                           1
-------------------- ------------------------------------------------ -------
NTEG12FA             RPCU                                             1
-------------------- ------------------------------------------------ -------
A0636762             RPCU Battery                                     1
-------------------- ------------------------------------------------ -------
NTEG12CL             RPCU Power Cord                                  1
-------------------- ------------------------------------------------ -------
NTEG12FB             RPCU Safety Booklet                              1
-------------------- ------------------------------------------------ -------
NTEG99JE             Drop Cable (500m)                                0.04
-------------------- ------------------------------------------------ -------
NTEG99GR             Drop Cable Connector (50)                        0.02
-------------------- ------------------------------------------------ -------
NTEG99CZ             Drop Cable Connector Pins (500)                  0.02
-------------------- ------------------------------------------------ -------

Annex C - Description of Products
Purchase and License Agreement for FWA Equipment-December 2004

--------------------------------------------------------------------------------

                  An F5v2 Analog RSS Kit is defined as follows:

-------------------- ------------------------------------------------ -------
        PEC                            Description                     Qty.
-------------------- ------------------------------------------------ -------
NTEG18DB             F5v2 Analog RTU                                  1
-------------------- ------------------------------------------------ -------
NTEG12FA             RPCU                                             1
-------------------- ------------------------------------------------ -------
A0636762             RPCU Battery                                     1
-------------------- ------------------------------------------------ -------
NTEG12CL             RPCU Power Cord                                  1
-------------------- ------------------------------------------------ -------
NTEG12FB             RPCU Safety Booklet                              1
-------------------- ------------------------------------------------ -------
NTEG99JE             Drop Cable (500m)                                0.04
-------------------- ------------------------------------------------ -------
NTEG99GR             Drop Cable Connector (50)                        0.02
-------------------- ------------------------------------------------ -------
NTEG99CZ             Drop Cable Connector Pins (500)                  0.02
-------------------- ------------------------------------------------ -------


                  An F6 Single Model RSS Kit is defined as follows:


-------------------- ------------------------------------------------ -------
        PEC                            Description                     Qty.
-------------------- ------------------------------------------------ -------
NTEG19DE             F6 RTU                                           1
-------------------- ------------------------------------------------ -------
NTEG12FA             RPCU                                             1
-------------------- ------------------------------------------------ -------
A0636762             RPCU Battery                                     1
-------------------- ------------------------------------------------ -------
NTEG12CL             RPCU Power Cord                                  1
-------------------- ------------------------------------------------ -------
NTEG12FB             RPCU Safety Booklet                              1
-------------------- ------------------------------------------------ -------
NTEG99JE             Drop Cable (500m)                                0.04
-------------------- ------------------------------------------------ -------
NTEG99GR             Drop Cable Connector (50)                        0.02
-------------------- ------------------------------------------------ -------
NTEG99CZ             Drop Cable Connector Pins (500)                  0.02
-----------------------------------------------------------------------------


                  An RDA Kit is defined as follows:

-------------------- ------------------------------------------------ -------
NTEG18FA             RDA                                              1
-------------------- ------------------------------------------------ -------

                  An F5 RSS Kit is defined as follows:

-------------------- ------------------------------------------------ -------
        PEC                            Description                     Qty.
-------------------- ------------------------------------------------ -------
NTEG18DA             F5 RTU                                           1
-------------------- ------------------------------------------------ -------
NTEG18FA             RDA Kit                                          1
-------------------- ------------------------------------------------ -------
NTEG12FA             RPCU                                             1
-------------------- ------------------------------------------------ -------
A0636762             RPCU Battery                                     1
-------------------- ------------------------------------------------ -------
NTEG12CL             RPCU Power Cord                                  1
-------------------- ------------------------------------------------ -------
NTEG12FB             RPCU Safety Booklet                              1
-------------------- ------------------------------------------------ -------

-------------------- ------------------------------------------------ -------
        PEC                            Description                     Qty.
-------------------- ------------------------------------------------ -------
NTEG99JE             Drop Cable (500m)                                0.04
-------------------- ------------------------------------------------ -------
NTEG99GR             Dual Drop Cable Connector (50)                   0.02
-------------------- ------------------------------------------------ -------
NTEG99CZ             Drop Cable Connector Pins (500)                  0.02
-------------------- ------------------------------------------------ -------

Annex C - Description of Products
Purchase and License Agreement for FWA Equipment-December 2004

--------------------------------------------------------------------------------

2.1.1.3           Installation Brackets for F5 & F2 RSS.

                  Compact Mounting Bracket

-------------------- ------------------------------------------------ -------
        PEC                            Description                     Qty.
-------------------- ------------------------------------------------ -------
     NTEG19AJ                 Compact Mounting Bracket (10)             1
-------------------- ------------------------------------------------ -------
     NTEG99DC                  Mounting Coach Screw (200)             0.015
-------------------- ------------------------------------------------ -------
     NTEG99DD                        Washer M8 (200)                  0.015
-------------------- ------------------------------------------------ -------
     NTEG99DE                       Frame Fixing(200)                 0.015
-------------------- ------------------------------------------------ -------


2.1.1.4           Radio Basestation Kits

                  Discrete  Radio Basestation Configurations.

                  The following configurations are representative of a typical installation. Specific installations may require variations on these definitions.

------------------- ------------------------------- -------------- -------------
       PEC                   Description               18b RBS        27b RBS
------------------- ------------------------------- -------------- -------------
     NTED4575       Transceiver Processor Module          5              7
------------------- ------------------------------- -------------- -------------
     NTEG72AD       Transceiver Baseband Module           5              7
                    Combining Diversity
------------------- ------------------------------- -------------- -------------
     NTEG77EC       Transceiver Masthead Unit Kit         6              9
------------------- ------------------------------- -------------- -------------
     NTEG97PC       Antenna to TMU 4m Cable               6              9
------------------- ------------------------------- -------------- -------------
     NTEG94BD       1M Pre-Fit Cabinet                    1              2
------------------- ------------------------------- -------------- -------------
     NTEG63AA       Transceiver Timer Module              0              0
------------------- ------------------------------- -------------- -------------
     NTEG73AA       Network Management Module             0              0
------------------- ------------------------------- -------------- -------------
     NTEG99CJ       TMU to Cabinet IF 1/2 " cable          0.6            0.9
                    (500m)
------------------- ------------------------------- -------------- -------------
     NTEG91BA       1/2  " IF Cable Connector Kit           6              9
------------------- ------------------------------- -------------- -------------
     NTEG99CE       TMU to Cabinet Power cable           0.6            0.9
                    (500m)
------------------- ------------------------------- -------------- -------------
     NTEG93AA       Power Cable Connector Kit             6              9
------------------- ------------------------------- -------------- -------------
     NTEG99CA       TMU to Cabinet Data Cable            0.6            0.9
                    (500m)
------------------- ------------------------------- -------------- -------------
     NTEG92AA       Data Cable Connector Kit              6              9
------------------- ------------------------------- -------------- -------------


------------------- ------------------------------- -------------- -------------
       PEC                   Description               18b RBS        27b RBS
------------------- ------------------------------- -------------- -------------
     NTEG97MF       120 Degree Horizontal              Up to 6        Up to 9
                    Polarization Antenna
------------------- ------------------------------- -------------- -------------
     NTEG97ME       120 Degree Vertical                Up to 6        Up to 9
                    Polarization Antenna
------------------- ------------------------------- -------------- -------------
     NTEG97NF       60 Degree Horizontal               Up to 6        Up to 9
                    Polarization Antenna
------------------- ------------------------------- -------------- -------------
     NTEG97NE       60 Degree Vertical                 Up to 6        Up to 9
                    Polarization Antenna
------------------- ------------------------------- -------------- -------------

Annex C - Description of Products
Purchase and License Agreement for FWA Equipment-December 2004

--------------------------------------------------------------------------------

------------------- ------------------------------- -------------- -------------
     NTEG97NG       40 Degree Vertical                    0              0
                    Polarization Antenna
------------------- ------------------------------- -------------- -------------
     NTEG97NH       40 Degree Horizontal                  0              0
                    Polarization Antenna
------------------- ------------------------------- -------------- -------------
     NTEG94PA       120 Ohms primary E1 cable             1              2
------------------- ------------------------------- -------------- -------------

With regard to antennas for the various basestation configurations, the quantities shown above reflect the maximum number of each antenna that could be required in a specific installation. The combined total actual antenna requirement for each configuration is:

                  18b - 6
                  27b - 9
                  48b - 18

For clarity, NTEG94BD (1M Pre-Fit Cabinet) and NTEG77EC (Transceiver Masthead Unit Kit) are defined as follows:


------------------------------------------------------------------------------------------------------
                                     NTEG94BD 1M Pre-Fit Cabinet
------------------------------------------------------------------------------------------------------
       PEC                                         Description                                  Qty.
------------------- -------------------------------------------------------------------------- -------
NTED4575            Transceiver Processor Module                                                 1
------------------- -------------------------------------------------------------------------- -------
NTEG63AA            Transceiver Timer Module                                                     2
------------------- -------------------------------------------------------------------------- -------
NTEG72AD            Transceiver Baseband Module Combining Diversity                              1
------------------- -------------------------------------------------------------------------- -------
NTEG73AA            Network Management Module                                                    1
------------------- -------------------------------------------------------------------------- -------
NTEG7662            CABINET CABLE SET TYPE 2                                                     1
------------------- -------------------------------------------------------------------------- -------
NTEG74BA            Over Voltage Protection Module                                               3
------------------- -------------------------------------------------------------------------- -------
NTEG76BA            ITS Fan Tray Assembly                                                        1
------------------- -------------------------------------------------------------------------- -------
NTEG76CC            Secondary DC Breaker Rack Filtered                                           1
------------------- -------------------------------------------------------------------------- -------
NTEG76FB            I.T.S Basestation Diversity Sub Rack                                         1
------------------- -------------------------------------------------------------------------- -------
NTEG76GA            I.T.S U.K Maintenance Port Assembly                                          1
------------------- -------------------------------------------------------------------------- -------
NTEG94AN            1.0M Cabinet Floor Mounting Plinth                                           1
------------------- -------------------------------------------------------------------------- -------
NTEG94FA            Alarm Connector Block                                                        1
------------------- -------------------------------------------------------------------------- -------
NTEG94QA            1.0M Internal ITS Cabinet                                                    1
------------------- -------------------------------------------------------------------------- -------

------------------------------------------------------------------------------------------------------
                               NTEG77EC Transceiver Masthead Unit Kit
------------------- -------------------------------------------------------------------------- -------
       PEC                                         Description                                  Qty.
------------------- -------------------------------------------------------------------------- -------
NTEG77CA            T.M.U./T.A.S. Ground Bond Kit                                                1
------------------- -------------------------------------------------------------------------- -------
NTEG77DA            Sun Shield Assembly                                                          1
------------------- -------------------------------------------------------------------------- -------
NTEG77GB            T.M.U. Assemble BF Band (100MHz)                                             1
------------------- -------------------------------------------------------------------------- -------
P0821020            U Bolt 61 C R S                                                              2
------------------- -------------------------------------------------------------------------- -------
P0821021            U Bolt 126 C R S                                                             2
------------------- -------------------------------------------------------------------------- -------
P0834843            T.M.U. Mounting Bracket V3                                                   1
------------------- -------------------------------------------------------------------------- -------



2.1.1.5 Discrete Radio Basestation Upgrade Configurations.

     The following configurations are representative of a typical installation, eg. 45m cable runs assumed. Specific installations may require variations on these definitions.

Annex C - Description of Products
Purchase and License Agreement for FWA Equipment-December 2004

--------------------------------------------------------------------------------


------------------- --------------------------- ---------------- -------------------
       PEC                 Description            18b to 27b       PDS Upgrade to
                                                    Upgrade           18b ITS
------------------- --------------------------- ---------------- -------------------
     NTED4575       Transceiver Processor              2                 0
                    Module
------------------- --------------------------- ---------------- -------------------
     NTEG72AD       Transceiver Baseband               2                 0
                    Module Combining Diversity
------------------- --------------------------- ---------------- -------------------
     NTEG77EC       Transceiver Masthead Unit          3                 0
                    Kit
------------------- --------------------------- ---------------- -------------------
     NTEG97PC       Antenna to TMU 4m Cable            3                 0
------------------- --------------------------- ---------------- -------------------
     NTEG94BD       1M Pre-Fit Cabinet                 1                 0
------------------- --------------------------- ---------------- -------------------
     NTEG63AA       Transceiver Timer Module           0                 0
------------------- --------------------------- ---------------- -------------------
     NTEG73AA       Network Management Module          0                 0
------------------- --------------------------- ---------------- -------------------
     NTEG99CJ       TMU to Cabinet IF1/2"             0.3                0
                    cable  (500m)
------------------- --------------------------- ---------------- -------------------
     NTEG91BA       1/2" IF Cable Connector            3                 0
                    Kit
------------------- --------------------------- ---------------- -------------------
     NTEG99CE       TMU to Cabinet Power              0.3                0
                    cable (500m)
------------------- --------------------------- ---------------- -------------------
     NTEG93AA       Power Cable Connector Kit          3                 0
------------------- --------------------------- ---------------- -------------------
     NTEG99CA       TMU to Cabinet Data Cable         0.3                0
                    (500m)
------------------- --------------------------- ---------------- -------------------
     NTEG92AA       Data Cable Connector Kit           3                 0
------------------- --------------------------- ---------------- -------------------
     NTEG97MF       120 Degree Horizontal           Up to 3              0
                    Polarization Antenna
------------------- --------------------------- ---------------- -------------------
     NTEG97ME       120 Degree Vertical             Up to 3              0
                    Polarization Antenna
------------------- --------------------------- ---------------- -------------------
     NTEG97NF       60 Degree Horizontal            Up to 3              0
                    Polarization Antenna
------------------- --------------------------- ---------------- -------------------
     NTEG97NE       60 Degree Vertical              Up to 3              0
                    Polarization Antenna
------------------- --------------------------- ---------------- -------------------
     NTEG97NG       40 Degree Vertical                 0                 0
                    Polarization Antenna
------------------- --------------------------- ---------------- -------------------
     NTEG97NH       40 Degree Horizontal               0                 0
                    Polarization Antenna
------------------- --------------------------- ---------------- -------------------
     NTEG71HA       Transceiver processor              0                 2
                    Module - Packet Data
------------------- --------------------------- ---------------- -------------------
       N/A          Packet Data Software               0                 1
                    Activation Fee
------------------- --------------------------- ---------------- -------------------


                  With regard to antennas for the various basestation upgrade configurations, the quantities shown above reflect the maximum number of each antenna that could be required in a specific installation. The combined total actual antenna requirement for each upgrade configuration is:
                  18b to 27b Upgrade - 3
                  27b to 48b Upgrade - 12

Annex C - Description of Products
Purchase and License Agreement for FWA Equipment-December 2004

--------------------------------------------------------------------------------

2.1.1.6  FWA Software.

------------ -------------------------------------------------------- ----------
    PEC                            Description                           Qty.
------------ -------------------------------------------------------- ----------
    N/A      Basestation Packet Data Software Activation Fee               1
------------ -------------------------------------------------------- ----------
                                                                               1
             RMT SOFTWARE LICENSE FEE
------------ -------------------------------------------------------- ----------



2.1.1.7           FWA OA&M Equipment.

                  Field Engineering Terminal (FET).
Choose one of the following.


--------------- -------------------------------------------------------- -------------
     PEC                              Description                            Qty.
--------------- -------------------------------------------------------- -------------
   NTEG30AN     FET System Complete (LINUX)on  Panasonic CF27                 1
--------------- -------------------------------------------------------- -------------
   NTEG30AF     LINUX FET Software Application Kit for Panasonic CF27         1
--------------- -------------------------------------------------------- -------------


                  Residential Installation System (RIS).
Survey Kit

------------------ -------------------------------------------------------- -------------
       PEC                               Description                            Qty.
------------------ -------------------------------------------------------- -------------
    NTEG24BF                     100 MHz Generic Survey Kit                      1
------------------ -------------------------------------------------------- -------------
   NTEG10DCBV              RSS Installation Sub-Set Documentation                1
------------------ -------------------------------------------------------- -------------
    P0872025                             Large Belt                              1
------------------ -------------------------------------------------------- -------------
    NTEG24BE            RTU SAK/Handle Pole Kit (5.5m extension kit)             1
------------------ -------------------------------------------------------- -------------
    NTEG22EB                       RTU SAK/Handle Assembly                       1
------------------ -------------------------------------------------------- -------------
    A0734347                                 GPS                                 1
------------------ -------------------------------------------------------- -------------
    A0658055                         Linesman Phone U.S.                         1
------------------ -------------------------------------------------------- -------------

Maintenance Kit

---------------- -------------------------------------------------------- ------------
      PEC                              Description                           Qty.
---------------- -------------------------------------------------------- ------------
   NTEG24AA                  100MHz Generic Maintenance Kit                    1
---------------- -------------------------------------------------------- ------------
   NTEG21ND                      PSA Mains Adapter U.S.                        1
---------------- -------------------------------------------------------- ------------
   A0745625                      RMT Mains Adapter U.S.                        1
---------------- -------------------------------------------------------- ------------
   A0657248                               Modem                                1
---------------- -------------------------------------------------------- ------------
   A0655833                            Multimeter                              1
---------------- -------------------------------------------------------- ------------
   NTEG21PB                      Vehicle charging Cable                        1
---------------- -------------------------------------------------------- ------------
   A0743766                        RMT Docking Holster                         1
---------------- -------------------------------------------------------- ------------


          Radio Element Manager (REM).

          The following configurations are representative of a typical installation. Specific installations may require variations on these definitions.

Annex C - Description of Products
Purchase and License Agreement for FWA Equipment-December 2004

--------------------------------------------------------------------------------


---------------- ------------------------------------------------------------------- --------------
      PEC                                   Description                                  Qty.
---------------- ------------------------------------------------------------------- --------------
   NTEG43AC      HP Unix Server                                                            1
---------------- ------------------------------------------------------------------- --------------
   NTEG41GD      REM Redundancy Upgrade Kit with Online Backup                             1
---------------- ------------------------------------------------------------------- --------------
   NTEG41EG      REM Processor Upgrade Kit                                                 1
---------------- ------------------------------------------------------------------- --------------
   A0784688      HP 3.5" hot swappable drive for HP D-CAL                                  1
---------------- ------------------------------------------------------------------- --------------
   NTEG43AA      HP Client Workstation                                                     1
---------------- ------------------------------------------------------------------- --------------
   NTEJ40BK      Radio Element Manager Software Platform 4.4.2                             1
---------------- ------------------------------------------------------------------- --------------
   NTEG42CB      Snmp Ethernet Network Mgt. Card Type 2                                    1
---------------- ------------------------------------------------------------------- --------------
   NTEG42BC      Network Hub 16 Slot Chassis,Fantray, Hipernmc  & Dual Psu                 1
---------------- ------------------------------------------------------------------- --------------
   NTEG42FB      60 Channel Netserver Ethernet L A N Card                                  1
---------------- ------------------------------------------------------------------- --------------
   NTEG42GM      Quad Modem Card With S/Ware Type 1                                        1
---------------- ------------------------------------------------------------------- --------------
   NTEG43AD      Unix Server annual support                                                1
---------------- ------------------------------------------------------------------- --------------
   NTEG43AB      Client Workstation annual support                                         1
---------------- ------------------------------------------------------------------- --------------
   NTEJ40GC      Remedy ARS Support                                                        1
---------------- ------------------------------------------------------------------- --------------
   NTEJ40JC      Oracle RDBMS Support                                                      1
---------------- ------------------------------------------------------------------- --------------
   A0743702      Openview SW Support                                                       1
---------------- ------------------------------------------------------------------- --------------
   NTEG42KA      Network Hub Annual SW Maintenance                                         1
---------------- ------------------------------------------------------------------- --------------
   A0743715      SW support CLEO                                                           1
---------------- ------------------------------------------------------------------- --------------
   A0740374      Power cord grounded North America                                         0
---------------- ------------------------------------------------------------------- --------------
   NTEJ40AE      REM Exceed SW                                                             1
---------------- ------------------------------------------------------------------- --------------
   NTEG41HB      10 BASE-T SWITCHING HUB-24R                                               1
---------------- ------------------------------------------------------------------- --------------

2.1.1.8           FWA Equipment Spares.

------------------- ---------------------------------------------------------------- --------------
       PEC                                    Description                              Qty. Per
------------------- ---------------------------------------------------------------- --------------
     NTED4575       Transceiver Processor Module                                           1
------------------- ---------------------------------------------------------------- --------------
     NTEG72AD       Transceiver Baseband Module Combining Diversity                        1
------------------- ---------------------------------------------------------------- --------------
     NTEG77EC       Transceiver Masthead Unit Kit                                          1
------------------- ---------------------------------------------------------------- --------------
     NTEG97PC       Antenna to TMU 4m Cable                                                1
------------------- ---------------------------------------------------------------- --------------
     NTEG76BA       ITS Fan Tray Assembly                                                  1
------------------- ---------------------------------------------------------------- --------------
     NTEG76CC       Secondary DC Breaker Rack Filtered                                     1
------------------- ---------------------------------------------------------------- --------------
     NTEG76FB       I.T.S Basestation Diversity Sub Rack                                   1
------------------- ---------------------------------------------------------------- --------------
     NTEG76GA       I.T.S U.K Maintenance Port Assembly                                    1
------------------- ---------------------------------------------------------------- --------------
     NTEG94QA       1.0M Internal ITS Cabinet                                              1
------------------- ---------------------------------------------------------------- --------------
     NTEG74BA       Over Voltage Protection Module                                         3
------------------- ---------------------------------------------------------------- --------------
     NTEG63AA       Transceiver Timer Module                                               1
------------------- ---------------------------------------------------------------- --------------
     NTEG73AA       Network Management Module                                              1
------------------- ---------------------------------------------------------------- --------------
     NTEG99CJ       TMU to Cabinet IF  1/2"Cable                                           500m
------------------- ---------------------------------------------------------------- --------------
     NTEG91BA       1/2" IF Cable Connector Kit                                              1
------------------- ---------------------------------------------------------------- --------------
     NTEG99CE       TMU to Cabinet Power Cable                                           500m
------------------- ---------------------------------------------------------------- --------------
     NTEG93AA       Power Cable Connector Kit                                              1
------------------- ---------------------------------------------------------------- --------------
     NTEG99CA       TMU to Cabinet Data Cable                                            500m
------------------- ---------------------------------------------------------------- --------------
     NTEG92AA       Data Cable Connector Kit                                               1
------------------- ---------------------------------------------------------------- --------------
     NTEG97ME       120 Degree Vertical Polarization Antenna                               1
------------------- ---------------------------------------------------------------- --------------


------------------- ---------------------------------------------------------------- --------------
       PEC                                    Description                              Qty. Per
------------------- ---------------------------------------------------------------- --------------
     NTEG97MF       120 Degree Horizontal Polarization Antenna                             1
------------------- ---------------------------------------------------------------- --------------
     NTEG97NE       60 Degree Vertical Polarization Antenna                                1
------------------- ---------------------------------------------------------------- --------------
     NTEG97NF       60 Degree Horizontal Polarization Antenna                              1
------------------- ---------------------------------------------------------------- --------------
     NTEG97NG       40 Degree Vertical Polarization Antenna                                1
------------------- ---------------------------------------------------------------- --------------
     NTEG97NH       40 Degree Horizontal Polarization Antenna                              1
------------------- ---------------------------------------------------------------- --------------


                                     Page 8


Annex C - Description of Products
Purchase and License Agreement for FWA Equipment-December 2004

--------------------------------------------------------------------------------

------------------- ---------------------------------------------------------------- --------------
     NTEG71HA       Transceiver Processor Module - Packet Data                             1
------------------- ---------------------------------------------------------------- --------------
     NTEG18DA       F5 RTU                                                                 1
------------------- ---------------------------------------------------------------- --------------
     NTEG18FA       RDA Kit                                                                1
------------------- ---------------------------------------------------------------- --------------
     NTEG12FA       RPCU                                                                   1
------------------- ---------------------------------------------------------------- --------------
     A0636762       RPCU Battery                                                           1
------------------- ---------------------------------------------------------------- --------------
     NTEG12CL       RPCU Power Cord                                                        1
------------------- ---------------------------------------------------------------- --------------
     NTEG12FB       RPCU Safety Booklet                                                    1
------------------- ---------------------------------------------------------------- --------------
     NTEG99JE       Dual Jacket Drop Cable                                               500m
------------------- ---------------------------------------------------------------- --------------
     NTEG99GR       Dual Jacket Drop Cable Connector                                      50
------------------- ---------------------------------------------------------------- --------------
     NTEG99CZ       Drop Cable Connector Pins                                             500
------------------- ---------------------------------------------------------------- --------------
     NTEG17DA       F2 RTU                                                                 1
------------------- ---------------------------------------------------------------- --------------
     NTEG19DE       F6 RTU                                                                 1
------------------- ---------------------------------------------------------------- --------------
     NTEG18DB       F5v2 RTU                                                               1
------------------- ---------------------------------------------------------------- --------------


Note: Portions of this exhibit indicated by "[ * ]" are subject to a confidential treatment request, and have been omitted from this exhibit. Complete, unredacted copies of this exhibit have been filed with the Securities and Exchange Commission as part of the Company's confidential treatment request.

Annex D -Product Specifications
Purchase and License Agreement for FWA Equipment-December 2004


--------------------------------------------------------------------------------










                                     Annex D

                             Product Specifications

Note: Portions of this exhibit indicated by "[ * ]" are subject to a confidential treatment request, and have been omitted from this exhibit. Complete, unredacted copies of this exhibit have been filed with the Securities and Exchange Commission as part of the Company's confidential treatment request.

Annex D -Product Specifications
Purchase and License Agreement for FWA Equipment-December 2004


--------------------------------------------------------------------------------




                                     Annex D

                             Product Specifications

                                PLA FWA Contract


1.   Scope

1.1 This section defines the essential performance characteristics of the Airspan Internet Fixed Wireless Access system (Internet FWA). The scope of the section is confined to the airside equipment that supports wireless transmission in the local loop, i.e. that part of the system from the Base-station network interface to the subscriber premises terminal interface (telephone socket), together with associated network management operations systems in the element management layer. The specifications for the switch, service gateway and other associated backhaul equipment are therefore specifically excluded from this section.

2.1  General description

2.1.1 Intentionally Left in Blank

2.1.1.1 Purpose of Internet FWA

     The Internet FWA system allows telecommunications operators to construct high quality telephone access networks between customers' premises and local exchanges. The system uses cellular point to multi-point wireless technology as a replacement for traditional copper-based local loops. A major advantage of FWA technology is that it allows operators to create new access networks quickly and with minimum capital investment.

     Each terminal in the Internet FWA system is capable of delivering PSTN circuit-switched services through two standard analogue telephone lines. In addition to the PSTN services, a packet-mode service may be used to deliver `always-on' connections between one or more Internet Service Providers
     (ISPs) and the computer equipment of subscribers.

     The Internet FWA system provides a frequency division duplex radio link to a subscriber transceiver system and operates in the 3.4 to 3.6 GHz band. The air interface utilizes time division multiplex on the downlink and time division multiple access on the uplink. The system comprises a network of Radio Base-stations (RBS) arranged on a cellular plan and these are connected to the PSTN or to the public Internet by a conventional back-haul network. Each base-station consists of one or more Integrated Transceiver Systems (ITSs).

2.1.2 Sub-systems

     The Internet FWA system contains two Network elements (NEs):

     o    Remote Service System (RSS)

     o    Radio Base Station (RBS)

Note: Portions of this exhibit indicated by "[ * ]" are subject to a confidential treatment request, and have been omitted from this exhibit. Complete, unredacted copies of this exhibit have been filed with the Securities and Exchange Commission as part of the Company's confidential treatment request.

Annex D -Product Specifications
Purchase and License Agreement for FWA Equipment-December 2004


--------------------------------------------------------------------------------

     The Internet FWA system contains three Operations systems (OSs):

     o    Radio Element Manager (REM)

     o    RSS Installation System (RIS)

     o    Field Engineering Terminal (FET)


     The Remote Service System (RSS)

     This system provides the subscriber with two independent analogue exchange lines and optionally a packet data service interface. The system consists of the RSS Terminal Unit (RTU), an RSS Power and Connection unit (RPCU) and an RSS Data Adapter (RDA) or Dongle Data Adaptor

     The RTU is mounted externally to the subscriber premises and contains a directional antenna, radio electronics and the two analogue line interfaces to carry PSTN services. The unit is powered from the RPCU indoor unit that plugs into the subscribers mains supply. A `drop cable' connects the RTU to the RPCU. The RPCU contains two sets of telephone sockets for connection to the subscriber's telephone equipment. In order to provide the optional packet data service, an RDA is supplied along with a special version of the RTU that contains the required data interface. The packet data service makes use of the HPNA standard to multiplex the data onto `line 0' of the telephone wires. The RDA connects to the subscriber's personal computer.

     The Integrated Transceiver System (ITS)

     One or more ITSs form the basis of the radio base-station and have been designed to serve an area of up to 5km radius in a typical urban environment and up to 20km in a rural environment.

     Voice band circuits from the ITS are connected to the switch by means of E1 links running a V5.2 protocol. The packet data service is also routed over E1 links to the service gateway using L2TP (layer 2 tunnel protocol). The ITS can route any slot from the `circuit' E1s to any slot on the airside interface.

     In principle, an ITS can be provisioned as a 3, 6, 9, 12, 15 or 18 bearer configuration. RBS configurations specifically supported by installation and maintenance processes provide tri-sectored configurations with 18 or 27(1) RF carriers, or a tri/hex-sectored RBS with 48 RF carriers. The 27-carrier configurations require the use of two ITSs, and the 48-carrier configuration requires the use of three ITSs. The 48 bearer base-station is designed to provide coverage in two `RF layers', the first layer allowing a frequency re-use of one to be employed whilst a more conservative frequency plan is used in the other layer. Service to the individual RSS can be switched between these two layers depending on the interference environment experienced at that RSS.

     Radio Element Manager (REM)



----------

(1) In the Axtel application, the 27 bearer base-stations generally provide only 26 bearers due to limited availability of RF channels.

Note: Portions of this exhibit indicated by "[ * ]" are subject to a confidential treatment request, and have been omitted from this exhibit. Complete, unredacted copies of this exhibit have been filed with the Securities and Exchange Commission as part of the Company's confidential treatment request.

Annex D -Product Specifications
Purchase and License Agreement for FWA Equipment-December 2004


--------------------------------------------------------------------------------

     The Radio Element Manger (REM) is a high performance, high capacity management system and is used to perform the Operation, Administration, Maintenance and Provisioning (OAM&P) procedures for the Internet FWA network. One REM can manage up to 200 ITSs and 150,000lines. The REM is primarily composed of a server platform, a client platform, additional user PCs and a Network Communications Server. Their respective purposes are described below. The REM supports a total of 4 expert and 4 standard user sessions.

     The REM server performs all provisioning related, object-related, event and alarm related processing, together with some of the GUI processing. Further, the server stores all object, event and alarm related data and state. As such, the majority of REM software executes on the server. The server also interfaces directly to a customer's High Level Management System (HLMS) for subscriber provisioning.

     The REM Client primarily acts as the host platform for the additional user GUI screens. It provides some of the GUI processing, and acts as a platform on which additional user scripts run.

     PCs running Exceed software connect with the REM client to allow access for additional users.

     The Network Communication Server (NCS) is an integrated terminal server and modem unit, which provides a connectivity solution from the REM to its network of ITSs. It also provides connectivity to the Remote Maintenance Terminal that is used during the subscriber hardware installation.

     Field engineering terminal (FET)

     The installing engineer will use this equipment during installation and commissioning of Base-station equipment. The FET application runs on a PC platform using a LINUX operating system. The FET is intended to connect locally into an ITS and allows control of the ITS as well as access to status information. Each FET requires a license key to enable operation and these are available from Airspan.

     RSS Installation system (RIS)

     The installing engineer will use this equipment to control the RSS during installation, to aid antenna alignment to the Base Station, to measure the performance of the RF link and to enable the connection. The primary component of the RIS is the Remote Maintenance Terminal (RMT).

2.1.3 External interfaces

     The physical layer external interfaces of the Internet FWA system are:

     o    Analogue line interface at the RSS

     o    Packet data interface at the RSS

     o    A.C. power interface at the RSS

     o    PCM (E1) interface at the RBS

     o    Packet data (E1) interface at the RBS

     o    D.C. power interface at the RBS

Note: Portions of this exhibit indicated by "[ * ]" are subject to a confidential treatment request, and have been omitted from this exhibit. Complete, unredacted copies of this exhibit have been filed with the Securities and Exchange Commission as part of the Company's confidential treatment request.

Annex D -Product Specifications
Purchase and License Agreement for FWA Equipment-December 2004


--------------------------------------------------------------------------------


     o    External alarm interface at the RBS

     o Analogue line interface at the RIS. This is used to connect the RMT to the REM to download provisioning data.

     o    Analogue line interface at the REM

     o Ethernet interface at the REM. This is used to connect the REM to higher-layer operations systems.

2.2  Physical characteristics

2.2.1 RSS transceiver unit (RTU)

2.2.1.1 Mechanical

     Length/width: 300 mm (octagonal, measured between flat faces) Depth: 90 mm excluding mounting brackets Mass: 2.5 kg.

2.2.1.2 Environmental

              Ambient temperature: -40 C to +50 C
              Solar radiation: <= 1120 W/m(2)
              Relative humidity: 5% to 100%

2.2.2 RSS power and connection unit (RPCU)

2.2.2.1 Mechanical

              Length: 210 mm
              Width: 135 mm
              Depth: 41 mm
              Mass: 2.0 kg including battery

2.2.2.2 Electrical

              Input voltage: 85 V to 270 V RMS
              Input frequency: 45 Hz to 70 Hz

2.2.2.3 Environmental

              Ambient temperature: -5 C to +45 C
              Relative humidity 5% to 100%

2.2.3 RSS data adaptor (RDA)

2.2.3.1 Mechanical

              Length: 165 mm
              Width: 125 mm
              Depth: 28 mm
              Mass: 250 g

Note: Portions of this exhibit indicated by "[ * ]" are subject to a confidential treatment request, and have been omitted from this exhibit. Complete, unredacted copies of this exhibit have been filed with the Securities and Exchange Commission as part of the Company's confidential treatment request.

Annex D -Product Specifications
Purchase and License Agreement for FWA Equipment-December 2004


--------------------------------------------------------------------------------

2.2.3.2 Environmental

              Ambient temperature: -5C to +45C
              Relative humidity: 5% to 100%

2.2.4 Integrated transceiver system (ITS) indoor equipment

2.2.4.1 Mechanical

              Width: 600mm
              Height and depth (1 metre cabinet): 1000 mm x 300 mm

2.2.4.2 Environmental

              Ambient temperature: 0 C to +45 C
              Solar radiation: <= 700 W/m(2)
              Relative humidity: 5% to 95%

2.2.5 Integrated transceiver system (ITS) masthead equipment

2.2.5.1 Mechanical (TMU)

              Height: 600 mm
              Width: 450 mm
              Depth: 200 mm
              Mass: <= 30 kg

2.2.5.2 Environmental

              Ambient temperature: -40 C to +50 C
              Solar radiation: <= 1120 W/m(2)
              Relative humidity: 5% to 100%

2.3  Radio system

2.3.1 General description of the air interface

2.3.1.1 Physical layer

     The physical layer of the Internet FWA air interface uses digital time division multiplex/time division multiple access (TDM/TDMA) with a 10-slot frame structure. Uplink and downlink carriers are paired, and separated by a fixed duplex spacing of 99.84MHz. A TDM/TDMA channel (i.e. one time-slot one on one RF carrier) is known as a physical channel. In the maximum configuration, one ITS provides 18 pairs of RF carriers, and 180 physical channels.

     The uplink carriers are contained within the frequency band 3425 MHz to 3450 MHz, and the downlink carriers are contained within the frequency band 3525 MHz to 3550 MHz.

     The modulation scheme for both the uplink and downlink direction is pi/4 shifted differential quadrature phase shift keying ((pi)/4DQPSK) with a nominal symbol rate of [ * ] symbols/s. The gross data rate is [ * ] kbits/s per carrier.

Note: Portions of this exhibit indicated by "[ * ]" are subject to a confidential treatment request, and have been omitted from this exhibit. Complete, unredacted copies of this exhibit have been filed with the Securities and Exchange Commission as part of the Company's confidential treatment request.

Annex D -Product Specifications
Purchase and License Agreement for FWA Equipment-December 2004


--------------------------------------------------------------------------------

     Reserved channels are used to allow contention access by terminals. These access channels are not available for carrying subscribers' voice or data traffic.

2.3.1.2 Channel plan

     The Internet FWA system operates over 78 RF channels, with a nominal channel spacing of 307.2 kHz. The lowest uplink channel (Ch. 2) has a nominal centre frequency of 3425.8944 MHz. The highest downlink channel (Ch. 79) has a nominal centre frequency of 3549.3888 MHz. The fixed duplex spacing is equivalent to 325 times the channel spacing.

2.3.1.3 MAC layer for PSTN traffic

     One physical channel is capable of carrying a single 32 kbit/s ADPCM circuit-switched connection, or one half of a 64 kbit/s PCM circuit-switched connection.

2.3.1.4 MAC layer for the Packet data service

     Physical channels can be allocated in groups of six to carry packet-mode traffic. One group of six physical channels is described as a packet channel.

2.3.2 RF performance of the ITS equipment

2.3.2.1 Maximum transmit power

     The maximum transmit power from the ITS is not less than 28 dBm for each carrier, measured at the antenna port of the TMU.

2.3.2.2 Transmitter implementation loss

     The transmitted signal from the ITS is a close approximation to an ideal
     (pi)/4DQPSK signal. The additional carrier to noise margin required to demodulate the practical transmitted signal, compared to an ideal signal is less than 1 dB.

2.3.2.3 Spectrum due to modulation

     The spectrum due to modulation at the output of the ITS is as follows:

     ---------------------------------- ----------------------------------------
     Channel                            Mean power (dBc)
     ---------------------------------- ----------------------------------------
     N                                  0 dBc (by definition)
     N +/- 1                            <= -24.5 dBc
     N +/- 2                            <= -40 dBc
     N +/- 3                            <= -50 dBc
     Any other channel                  <= -60 dBc or -60 dBm (whichever is
                                        greater)
     ---------------------------------- ----------------------------------------

Note: Portions of this exhibit indicated by "[ * ]" are subject to a confidential treatment request, and have been omitted from this exhibit. Complete, unredacted copies of this exhibit have been filed with the Securities and Exchange Commission as part of the Company's confidential treatment request.

Annex D -Product Specifications
Purchase and License Agreement for FWA Equipment-December 2004


--------------------------------------------------------------------------------

     The mean power is measured using an ideal receiver with root-raised-cosine filtering with transition factor ((alpha)) = 0.4, and with the receiver tuned to the centre of the appropriate adjacent channel.

2.3.2.4 Minimum receiver sensitivity

     The receiver sensitivity for the ITS is not greater than -101.5 dBm, measured at the antenna port of the TMU, for a bit error ratio (BER) of 10-3 before forward error correction. This measurement assumes an ideal transmitter.

2.3.2.5 Receiver selectivity

     The ITS receiver selectivity is specified in terms of the level of interfering signal consistent with a bit error ratio (BER) for the wanted signal of less than 10-(3) before FEC. The interfering signal is assumed to be from a signal source with the ideal characteristics of the Internet FWA radio system, centered on the applicable adjacent channel. The wanted signal is assumed to be from a similar ideal source and set at a level 3 dB greater than the level required for BER = 10-(3) in the absence of interference. The carrier to interference levels are as follows:




     ---------------------------------- ----------------------------------------
     Channel                            Carrier/Interference ratio for
                                        BER = 10-(3)
     ---------------------------------- ----------------------------------------
     N                                  <= 14.4 dB
     N +/- 1                            <= -15.5 dB
     N +/- 2                            <= -58.5 dB
     Any other channel                  <= -84.5 dBc
     ---------------------------------- ----------------------------------------

2.3.3 RF performance of the RSS equipment

2.3.3.1 Maximum transmit power

     The maximum transmit power from the RSS is not less than 44.5 dBm EIRP in RF channels 8 to 73 inclusive, and not less than 41.5 dBm EIRP in the remaining channels. This transmit power specification applies to the complete RTU including the antenna.

2.3.3.2 Transmitter implementation loss

     The transmitted signal from the RSS is a close approximation to an ideal
     (pi)/4DQPSK signal. The additional carrier to noise margin required to demodulate the practical transmitted signal, compared to an ideal signal is less than 1 dB.

Note: Portions of this exhibit indicated by "[ * ]" are subject to a confidential treatment request, and have been omitted from this exhibit. Complete, unredacted copies of this exhibit have been filed with the Securities and Exchange Commission as part of the Company's confidential treatment request.

Annex D -Product Specifications
Purchase and License Agreement for FWA Equipment-December 2004


--------------------------------------------------------------------------------

2.3.3.3 Spectrum due to modulation

     The spectrum due to modulation at the output of the RSS is as follows:

     -------------------------------- -------------------------------
     Channel                          Mean power (dBc)
     -------------------------------- -------------------------------
     N                                [ * ]
     N +/- 1                          [ * ]
     N +/- 2                          [ * ]
     N +/- 3                          [ * ]
     Any other channel                [ * ]
     -------------------------------- -------------------------------

     The mean power is measured using an ideal receiver with root-raised-cosine filtering with transition factor ((alpha)) = 0.4, and with the receiver tuned to the centre of the appropriate adjacent channel. The measured power is averaged over duration of the time-slot containing the uplink transmission.

2.3.3.4 Minimum receiver sensitivity

     The receiver sensitivity for the RSS is not greater than [ * ] dBm in RF channels 8 to 73 inclusive, and not greater than [ * ] dBm in the remaining channels. The received signal is measured at the connector of the RTU antenna, for a bit error ratio (BER) of 10-3 before forward error correction. This measurement assumes an ideal transmitter.

2.3.3.5 Receiver selectivity

     The RSS receiver selectivity is specified in terms of the level of interfering signal consistent with a bit error ratio (BER) for the wanted signal of less than 10-(3) before FEC. The interfering signal is assumed to be from a signal source with the ideal characteristics of the Internet FWA radio system, centered on the applicable adjacent channel. The wanted signal is assumed to be from a similar ideal source and set at a level 3 dB greater than the level required for BER = 10-(3) in the absence of interference. The carrier to interference levels are as follows:

     ---------------------------------- ----------------------------------------
     Channel                            Carrier/Interference ratio for
                                        BER = 10-(3)
     ---------------------------------- ----------------------------------------
     N                                  [ * ]
     N +/- 1                            [ * ]
     N +/- 2                            [ * ]
     N +/- 3                            [ * ]
     N +/- 4                            [ * ]
     N +/- 5                            [ * ]
     Any other channel                  Blocking specification applies
     ---------------------------------- ----------------------------------------

Note: Portions of this exhibit indicated by "[ * ]" are subject to a confidential treatment request, and have been omitted from this exhibit. Complete, unredacted copies of this exhibit have been filed with the Securities and Exchange Commission as part of the Company's confidential treatment request.

Annex D -Product Specifications
Purchase and License Agreement for FWA Equipment-December 2004


--------------------------------------------------------------------------------

2.3.3.6 RSS receiver dynamic range

     The dynamic range of the RSS receiver is from the limit of sensitivity to -20 dBm, measured at the antenna connector of the RTU. Over this dynamic range the BER of the received signal (measured before forward error correction) is not greater than 10-3.

2.3.3.7 RSS antenna gain

     The gain of the RSS antenna is between [ * ] dBi and [ * ] dBi at the peak of the response. The nominal beamwidth is 14 degrees (i.e. +/- 7 degrees). The rejection of cross-polar signals in the main antenna response is not less than 20 dB compared to a co-polar signal of identical level. The maximum level of side-lobe responses is [ * ] dBi, and this limit applies at azimuth angles from 22 degrees to 338 degrees with respect to the peak response.

2.3.4 Automatic power control

     To minimise interference in the network, the system incorporates automatic uplink RF power control whereby the ITS attempts to maintain a constant received signal strength (RSSI) of -80dBm for each active call or packet connection. If the RSSI strays from this target, the ITS will send a message to the appropriate RSS requesting an appropriate modification to the uplink RF power. The ITS normally integrates the RSSI over a 30s period before deciding whether an adjustment is required although there is a faster attack period at the start of a call or packet connection. At the end of a call or connection, the RSS calculates a new RF power that will be used to initiate the next call or connection on the same RF channel.

     To maintain an appropriate initial uplink RF power level during extended periods of call inactivity, network test calls are automatically scheduled to each RSS on each of its operating channels. Just as is the case for normal calls, the uplink RF power is adjusted appropriately at the end of a network test call. The scheduling period is normally set to 23 hours.

2.3.5 Combining diversity

     In ITS configurations with 2 or more TMUs per sector, the system is configured to execute two-path maximum ratio combining in the uplink. The implementation of this feature delivers the theoretical benefit of maximum ratio combining with less than 1 dB implementation loss.

     The TMU receiver is wideband and covers all of the uplink spectrum. This means that the IF signals from 2 TMUs in the same sector differ only by virtue of being received from

Note: Portions of this exhibit indicated by "[ * ]" are subject to a confidential treatment request, and have been omitted from this exhibit. Complete, unredacted copies of this exhibit have been filed with the Securities and Exchange Commission as part of the Company's confidential treatment request.

Annex D -Product Specifications
Purchase and License Agreement for FWA Equipment-December 2004


--------------------------------------------------------------------------------

     2 physically separated antennas. The two I.F signals are fed to separate arms of each receiver pair of every TBM in the sector. The TBM hosts three such receiver pairs where each pair is configured to an appropriate channel. The maximum ratio combining algorithm is executed independently on each receiver pair.

2.3.6 Dynamic carrier list management

     Dynamic carrier list management feature allows each RSS to modify the classification of individual RF carriers in response to periodic measurements of the received (downlink) signal. Each RSS notifies the ITS of changes in carrier classification, allowing the ITS to allocate channels with a priority reflecting the recent quality of downlink carriers. This feature has proven to be effective in combating the effects of static frequency-selective fading, and minimizing the impact of downlink radio interference from nearby RBSs in the same network. This feature is extremely valuable in networks where tri-sector and tri/hex-sector RBSs are built in adjacent or nearby cells.

2.4  Equipment configurations

2.4.1 RBS configurations

     RBS configurations that can be constructed using SR14 consist of one, two or three ITSs. The table below lists the configurations that can be used.


              ------------------------------------------- ------------------ --------- ---------- ------------
              Base station configuration                  ITS sector
                                                          organisation       Circuit-  Packet-     Maximum
                                                                             switched  switched    number of
                                                                             E1s       E1s         E1
                                                                                                   connections
              ------------------------------------------- ------------------ --------- ---------- ------------
              18-carrier, tri-sector, Type I              6.6.6              6         0, 2       8
              ------------------------------------------- ------------------ --------- ---------- ------------
              26-carrier, tri-sector, Type II             6.6.5              6         0, 2       11
              ------------------------------------------- ------------------ --------- ---------- ------------
                                                          3.3.3              3         0
              ------------------------------------------- ------------------ --------- ---------- ------------
              26-carrier, tri-sector, Type III            9.8                6         0, 2       13
              ------------------------------------------- ------------------ --------- ---------- ------------
                                                          9                  3         0, 2
              ------------------------------------------- ------------------ --------- ---------- ------------
              26-carrier, tri-sector, Type IV             9.9                6         0, 2       13
              ------------------------------------------- ------------------ --------- ---------- ------------
                                                          8                  3         0, 2
              ------------------------------------------- ------------------ --------- ---------- ------------
              27-carrier, tri-sector, Type I              6.6.6              6         0, 2       11
              ------------------------------------------- ------------------ --------- ---------- ------------


Note: Portions of this exhibit indicated by "[ * ]" are subject to a confidential treatment request, and have been omitted from this exhibit. Complete, unredacted copies of this exhibit have been filed with the Securities and Exchange Commission as part of the Company's confidential treatment request.

Annex D -Product Specifications
Purchase and License Agreement for FWA Equipment-December 2004


--------------------------------------------------------------------------------


              ------------------------------------------- ------------------ --------- ---------- ------------
              Base station configuration                  ITS sector
                                                          organisation       Circuit-  Packet-     Maximum
                                                                             switched  switched    number of
                                                                             E1s       E1s         E1
                                                                                                   connections
              ------------------------------------------- ------------------ --------- ---------- ------------
                                                          3.3.3              3         0
              ------------------------------------------- ------------------ --------- ---------- ------------
              27-carrier, tri-sector, Type II             9.9                6         0, 2       13
              ------------------------------------------- ------------------ --------- ---------- ------------
                                                          9                  3         0, 2
              ------------------------------------------- ------------------ --------- ---------- ------------
              48-carrier, tri/hex-sector                  6.6.4              5         0, 2       21
              ------------------------------------------- ------------------ --------- ---------- ------------
                                                          6.6.4              5         0, 2
              ------------------------------------------- ------------------ --------- ---------- ------------
                                                          6.6.4              5         0, 2
              ------------------------------------------- ------------------ --------- ---------- ------------


     The column `ITS sector organization' denotes the number of RF carriers than are enabled in each sector. No relationship is implied between the position of the elements of this list and the numbering of ITS sectors; thus a sector organization of 6.6.5 applies equally to configurations where the five-carrier sector is ITS sector 1, 2 or 3.

     The tri/hex configuration is described as 6.6.4. The six-carrier sectors are associated with the hex-sectored antennas, and the four-carrier sector is associated with the tri-sectored antennas. By default, the tri-sector is ITS sector 1.

     The following rules apply:

     o    Where PDS is required at an ITS, two TPM-PDs must be fitted.

     o Each TPM requires one E1 connection between the ITS and the local exchange.

     o Each TPM-PD requires one E1 connection between the ITS and the service gateway.

     Some of the base station configurations make use of more than one ITS. PDS can be enabled or disabled on a `per-ITS' basis, and so it is possible to create a multi-ITS configuration where only one or two of the ITSs has PDS enabled.

2.4.2 PSTN traffic capacity

     The PSTN traffic capacity of the supported RBS configurations is detailed in the table below. Note these figures apply where PDS is not provided; the PSTN capacity of an ITS with PDS is necessarily lower.

Note: Portions of this exhibit indicated by "[ * ]" are subject to a confidential treatment request, and have been omitted from this exhibit. Complete, unredacted copies of this exhibit have been filed with the Securities and Exchange Commission as part of the Company's confidential treatment request.

Annex D -Product Specifications
Purchase and License Agreement for FWA Equipment-December 2004


--------------------------------------------------------------------------------


              ---------------------------------------------- -------------------------------------------------
              Base station configuration                     Reference capacity (E)
              ---------------------------------------------- -------------------------------------------------
                                                             Soft sector = 0%        Soft sector = 10%
              ---------------------------------------------- ----------------------- -------------------------
              18-carrier, tri-sector, Type I                 [ * ]                   [ * ]
              ---------------------------------------------- ----------------------- -------------------------
              26-carrier, tri-sector, Type III & IV          [ * ]                   [ * ]
              ---------------------------------------------- ----------------------- -------------------------
              27-carrier, tri-sector, Type II                [ * ]                   [ * ]
              ---------------------------------------------- ----------------------- -------------------------
              48-carrier, tri/hex-sector                     [ * ]                   [ * ]
              ---------------------------------------------- ----------------------- -------------------------


     The reference capacity is defined as the capacity at 1% probability of blocking for long ADPCM calls, with the optimum distribution of traffic loading between ITS sectors.

     The soft-sector capacity assumes that 10% of the traffic loading arises from subscribers in the overlap regions between sectors, and that the soft-sectored load is distributed evenly between three overlap regions (3.3% of the total load in each overlap). In 26-carrier RBSs of type III and IV, and 27-carrier RBSs of type II, there is only one overlap region where a benefit is derived from soft sectoring; in these cases, the capacity gain is relatively small. In the tri/hex-sectored ITS, soft-sectoring is not enabled between hex-sectors.

     One ITS with V5.2 interface can support a maximum of 2048 PSTN lines, and a maximum of 2048 RSSs.

2.4.3 Packet data traffic capacity

2.4.3.1 Number of packet channels at an ITS

     Packet channels at an ITS can be configured subject to the following rules:

     o Packet data can be supported by ITSs with sector arrangement 6.6.6, 6.6.5, 8, 9, 9.8, 9.9, 6.6.4 (tri/hex)

     o    All packet channels consist of 6 physical channel pairs

     o    An ITS that supports PDS has two TPM-PDs

     o    One TPM-PD may support zero to four packet channels inclusive

     o One ITS supports a maximum of 36 physical channels (i.e. six packet channels)

     o The largest packet partition allowed in one sector is three packet channels

     o In bi-sector or tri-sector ITSs, if the ITS provides PDS then each sector must have at least one packet channel

     o In a tri-sector ITS, the sum of the number of packet channels in the smallest two packet partitions must not exceed four. This ensures that sectors will not be split across TPM-PDs.

Note: Portions of this exhibit indicated by "[ * ]" are subject to a confidential treatment request, and have been omitted from this exhibit. Complete, unredacted copies of this exhibit have been filed with the Securities and Exchange Commission as part of the Company's confidential treatment request.

Annex D -Product Specifications
Purchase and License Agreement for FWA Equipment-December 2004


--------------------------------------------------------------------------------

2.4.3.2 Number of simultaneous PPP and MAC connections

     The packet data service supports a maximum of:

     o    700 packet data subscribers per ITS

     o    [ * ] simultaneous PPP connections per ITS

     o    [ * ] simultaneous active MAC connections per packet channel

     o    [ * ] simultaneous active MAC connections per TPM-PD

     o    [ * ] simultaneous active MAC connections per ITS

2.4.3.3 Traffic capacity of a packet channel

     Each packet channel (consisting of six physical channels) provides a shared channel with an aggregate capacity for users' packet data traffic of not less than [ * ] kbps in the downlink direction, and not less than 84 kbps in the uplink direction. PPP, TCP and IP headers applied at the users' computers are assumed to form part of the useful throughput.

2.4.3.4 Peak throughput for a single PDS user

     The peak throughput for a single user is approximately 96 kbps in the downlink direction (using the USB interface) and approximately 92 kbps in the downlink direction (using the RS-232 interface). The peak throughput for a single user is approximately 42 kbps in the uplink direction.

     Note that these are peak figures, and apply when the user has exclusive use of three physical channels. In normal operation, the packet channel capacity is shared between a number of users, and mean throughput figures for individual users will be lower than these peak values. The operator must ensure that sufficient packet channels are configured to offer reasonable quality of service to packet data subscribers.

2.4.3.5 Reduction in PSTN capacity

     The remaining PSTN traffic capacity at an RBS with packet data service is defined in the following table. These figures assume that 10% of the offered traffic is from soft-sectored terminals.


              -------------------------------------- -------------------------------------------------
              Base station configuration             Reference capacity (E)
              -------------------------------------- -------------------------------------------------
                                                     One packet channel in   Two packet channels in
                                                     each sector             each sector
              -------------------------------------- ----------------------- -------------------------
              26-carrier, tri-sector, Type III & IV  194.0                   178.0
              -------------------------------------- ----------------------- -------------------------
              48-carrier, tri/hex-sector             327.0                   279.0
              -------------------------------------- ----------------------- -------------------------


Note: Portions of this exhibit indicated by "[ * ]" are subject to a confidential treatment request, and have been omitted from this exhibit. Complete, unredacted copies of this exhibit have been filed with the Securities and Exchange Commission as part of the Company's confidential treatment request.

Annex D -Product Specifications
Purchase and License Agreement for FWA Equipment-December 2004


--------------------------------------------------------------------------------

2.5  External interfaces

2.5.1 ITS to transmission system

     The interface between the ITS and the transmission system is defined by ITU-T G.703 11/2001, `Physical/electrical characteristics of hierarchical digital interfaces'. Only the interface at 2048 kbit/s is supported in Internet FWA.

     As an additional requirement, Internet FWA requires that the long-term frequency accuracy of the E1 signal from the transmission system is better than 10-(7) (0.1 ppm). Transmission equipment does not normally re-time digital traffic, and so this frequency accuracy is usually dependent on correct configuration of the local exchange (for PSTN connections) or the packet data network.

     Internet FWA complies with ITU-T G.823, `The control of jitter and wander within digital networks which are based on the 2048 kbit/s hierarchy'.

2.5.2 ITS to local exchange

     The framing structure of the signal between the ITS and the local exchange is defined by ITU-T G.704 10/1998, `Synchronous frame structures used at 1544, 6312, 2048, 8448 and 44 736 kbit/s hierarchical levels', and ITU-T
     G.706 04/1991, `Frame alignment and cyclic redundancy check (CRC) procedures relating to basic frame structures defined in Recommendation G.704'.

     The voice coding for circuit-switched traffic complies with ITU-T G.711 11/1988, `Pulse code modulation (PCM) of voice frequencies'.

     Signaling between the ITS and the local exchange uses the V5.2 protocol, defined in the ETSI V5.1 Specification ETS 300 324-1, V 1.2.2, `V-Interfaces at the digital local exchange (LE) - V5.1-Interface (based on 2048 kbit/s) for the support of access network (AN)', and ETSI V5.2 Specification ETS 300 347-1, V 2.1.2, `V-interfaces at the digital local exchange (LE) - V5.2 interface (based on 2048 kbit/s) for the support of access network (AN)'. Only requirements for PSTN services apply to Internet FWA.

2.5.3 ITS to packet data network

     Internet FWA requires that the E1 signal from the packet data network must comply with the framing structure defined in ITU-T G.704 (see above for a detailed reference). Time-slot zero contains a frame synchronization signal, and the remaining 31 time-slots are joined together to provide a connection with an aggregate capacity of 1984 kbit/s.

Note: Portions of this exhibit indicated by "[ * ]" are subject to a confidential treatment request, and have been omitted from this exhibit. Complete, unredacted copies of this exhibit have been filed with the Securities and Exchange Commission as part of the Company's confidential treatment request.

Annex D -Product Specifications
Purchase and License Agreement for FWA Equipment-December 2004


--------------------------------------------------------------------------------

     The layer-2 tunnel between the ITS and the packet data network uses a protocol stack consisting of the point-to-point protocol (PPP), Internet protocol (IP), user datagram protocol (UDP) and the layer-2 tunneling protocol (L2TP). These protocols are defined as follows:

     o PPP: Internet engineering task force (IETF) STD 51, `The point to point protocol'

     o    IP: IETF RFC 791, `Internet protocol'

     o    UDP: IETF RFC 768, `User datagram protocol'

     o    L2TP: IETF RFC 2661, `Layer two tunnelling protocol (L2TP)'

2.5.4 RDA to PC

     The RDA provides a choice of two different serial data standards at the PC-RDA interface:

     o Asynchronous serial interface (commonly known as RS-232) as defined in ANSI/TIA/EIA-232-F-1997, Interface Between Data Terminal Equipment and Data Circuit-Terminating Equipment Employing Serial Binary Data Interchange, and

     o Universal Serial Bus (USB), using the `full-speed' option, as defined in Universal Serial Bus specification, Rev. 1.1 and USB class definitions for communications devices, Rev. 1.0.

2.5.5 Shortly after the introduction of the New F6 RSS unit the RDA will be replaced with a dongle that will provide the same functionality as the existing RDA unit.

2.6. Additional Specifications

2.6.1 In addition to the Product's Specifications set forth in this Annex D, the Parties agree to include as part of this Annex D the Product's Specifications that will be set forth in the Compact Discs to be named as:
     (i) Internet Fixed Wireless Access, MR 14.0.3 "Customer Documentation Suite" and (ii) Internet Fixed Wireless Access, Maintenance Release MR
     14.0.3 System Line Up that will be delivered with MR14.03 in February 2003.


2.6.2 New RSS Unit


Summary of the RSS changes

The new Proximity RSS Unit shall have the same form, function and fit of both of the current RSS Equipment jointly (the F2 and F5 based RSS equipment), pursuant the specifications provided to Axtel by Airspan and Nortel Networks (as the former manufacturer). The New RSS Unit will be known as the F6. The changes are summarised as follows:

     o Airspan shall supply a single variant of the RSS. In particular, all RTUs will contain a packet data interface suitable for interconnection with the existing RDA.

Note: Portions of this exhibit indicated by "[ * ]" are subject to a confidential treatment request, and have been omitted from this exhibit. Complete, unredacted copies of this exhibit have been filed with the Securities and Exchange Commission as part of the Company's confidential treatment request.

Annex D -Product Specifications
Purchase and License Agreement for FWA Equipment-December 2004


--------------------------------------------------------------------------------

     o The 48 volt indoor power supply, known as the RPCU, shall be revised to remove unused functionality.

     o The RTU environmental specification shall be changed so that the low operating temperature limit will be -20 C rather than -40 C.

     o    The New RSS will incorporate the original Drop Cable Connector (NTEG
          99GR)



Single variant RSS

In accordance with the Amendment Agreement No2, all New RSS Units will be supplied with a packet data interface, i.e. the RSS will be `packet data ready'. This will potentially enable Axtel to supply existing subscribers requesting the packet data service with an RDA or equivalent device without the need for replacing the RTU.


48 volt indoor power supply

It had been agreed that a revised solution for the indoor power supply will be supplied. A number of solutions are possible, but relative to the current RPCU, the following specification changes are included:

     o Eliminate the mains buzzer functionality, which is understood to be disabled by the Axtel installation teams.

     o Remove the 2 secondary RJ11 sockets: It is understood that a remote RJ11 Box is the preferred Axtel method of installation.

     o    Restrict the mains input voltage to Mexican requirements:

     The current RPCU is designed for the global marketplace and operates with input voltages from 85volts to 270volts ac. The power supply will be redesigned specifically to suit Mexican requirements (88volts to 132 volts ac). Output power ratings will remain unchanged.

     o The RPCU plastics material will remain essentially unchanged, but will incorporate additional spacer/wider lugs and the blanking of the fins to reduce the likelihood of Water and Bug.

Should there be any changes in mechanical form of the power supply, these will be agreed with Axtel in due course.


Change to RTU lower operating temperature limit

The RTU environmental specification will be changed so that the low operating temperature limit will be -20 C rather than -40 C. This is believed to be acceptable for deployments in Mexico.


Single outer sheath drop cable

For the avoidance of doubt there will be no change to the existing specification, which already states the dual outer sheath drop cable.


F6 support in SR14.2

The F6 RTU will require a new software image and support for this will be provided in the SR14.2 system release.

Note: Portions of this exhibit indicated by "[ * ]" are subject to a confidential treatment request, and have been omitted from this exhibit. Complete, unredacted copies of this exhibit have been filed with the Securities and Exchange Commission as part of the Company's confidential treatment request.

Annex D -Product Specifications
Purchase and License Agreement for FWA Equipment-December 2004


--------------------------------------------------------------------------------

Others

A separate label will be added to the RTU to distinguish between and F6 from other RTU's

Annex E
Purchase and License Agreement for FWA Equipment  (Dec 2004)


--------------------------------------------------------------------------------





                                     Annex E


                               FWA Order Procedure

Annex E
Purchase and License Agreement for FWA Equipment  (Dec 2004)


--------------------------------------------------------------------------------


ORDER PROCEDURE


1 Purchase Order Procedure


Airspan and Axtel agree that a Purchase Order must be issued and delivered in order to proceed with the supply of any Product or Service for the purposes of this Agreement.

The Purchase Order will be issued either according to prices established in Annex F- FWA Prices - of this Agreement or according to a specific quotation provided by Airspan for those cases in which the prices are not stated in such Annex. Airspan is not obliged to quote or deliver any service or material not included in Annex C - Description of Products.

1.1 Request for Quotation


Applicable for Products and Services not included in Annex C - Description of Products. Axtel will request the quotation in writing in a mutually agreed format and containing the following minimum information:

a)   Supplier Part or Service Number if available

b)   Manufacturer Part Number if different to supplier

c)   Part or Service Description

d)   Quantity

e)   Unit of Measure

f)   Requested Deliver Time or Date

g)   Delivery Location when applicable

h)   Part Number (Serial Profile applicable)


1.2 Delivery of quotation by Supplier

Airspan will provide the quotation in accordance with the terms set forth below.

The quotation will be submitted to Axtel's Purchasing Department and Strategic Negotiations Department in writing within a reasonable period of time, depending on the complexity of the quote referred, duly signed by Supplier Sales Representative and containing the following information:

a)   Supplier Quotation Number

b)   Supplier Part or Service Number

c)   Manufacturer Part Number if different to Supplier's

d)   Part or Service Description

e)   Quantities

f)   Unit of Measure

Annex E
Purchase and License Agreement for FWA Equipment  (Dec 2004)


--------------------------------------------------------------------------------

g)   Part Number (Serial Profile applicable)

h) Unit Price as defined in Annex F of the Agreement (Price of Unit of a part number may be a part of a package or the price when Axtel want to buy separate)

i)   Extended Price

j)   Warranty Terms and Conditions if applicable

k)   Payment Terms

l)   Expiration Date

m)   Delivery Time per Item

n)   Delivery Site or Delivery Location when applicable

o)   Agreement Name

1.3 Submission of Purchase Orders - General

Axtel will submit the Purchase Order in accordance with the terms set forth below

Purchase Orders shall be submitted in a mutually agreed format or media to the Airspan Commercial Representative, duly signed by an authorized Axtel representative and containing the following minimum information:

a)   Purchase Order Number

b)   Purchase Order Date

c)   Supplier Quotation Number if applicable

d)   Requested Delivery Date per each item

e)   Axtel Part Number

f)   Supplier Part or Service Number as per Annex C or quotation

g)   Manufacturer Part Number if different to Supplier when applicable

h)   Part or Service Description

i)   Quantities per each item

j)   Unit of Measure

k)   Unit Price as defined in Annex F of the Agreement

l)   Extended Price

m)   Billing Instructions

n)   Payment Terms as per signed Agreement

o)   Shipping Instructions and Delivery Location

p)   Agreement Name

q)   Wording expressing "Purchase Order 100% binding and non-cancelable"

r)   Wording referencing Terms and Conditions to Agreement signed

s)   Special wording when applicable


Airspan shall acknowledge receipt in writing of the Purchase Order within five
(5) business days after received.

Airspan shall accept such Purchase Order in accordance with the terms set forth in Section 2 of the Agreement.

Annex E
Purchase and License Agreement for FWA Equipment  (Dec 2004)


--------------------------------------------------------------------------------

1.4 Address and Times for Submission of Purchase Orders

Purchase Orders shall be submitted to Airspan Commercial Representative at the following address:

Guy Insley
Airspan Networks Inc
777 Yamato Road,
Suite 105
Boca Raton
Fl, 33431


In the event of a change of the address, Airspan will advise Axtel thereof in writing.

2 FWA Product Delivery Times

Product Delivery times are indicated in Annex J .


2.1 Product Delivery

Within three business days after Final Ship Date:

a) Axtel's freight representative shall collect the Products at the Airspan factory or designated warehouse, as applicable and shall sign the corresponding Freight Bill which will constitute the sole Proof of Delivery (the "Product Delivery").

b) If, for whatever reason, the customer's freight representative does not collect the Products within the aforementioned period of three business days, Delivery of the products shall be deemed 100% complete (the "Product Delivery"). In such case, Proof of Delivery shall be the unsigned Freight Bill.


3  Intentionally left in blank

4 Invoicing

4.1 Product Invoicing


Airspan will submit the invoice in accordance with the terms set forth in
Section 5 of the Agreement.

Annex E
Purchase and License Agreement for FWA Equipment  (Dec 2004)


--------------------------------------------------------------------------------

Within the next five (5) business days after the delivery by Axtel to Airspan of a Purchase Order which is in compliance with Section 2 of this Contract, Airspan shall deliver to Axtel an invoice for one hundred percent (100%) of the purchase price of such Order.

Airspan' original invoices will be delivered to Axtel's Accounts Payable department with a copy to the Axtel Purchasing representative. Axtel will immediately acknowledge receipt of invoices by stamping a copy as "received" and returning it to Airspan.

4.2 Services Invoicing

Airspan shall invoice Axtel for Services in accordance with section 5 of the Agreement.

4.3 Invoicing General

All invoices shall be issued containing the following minimum information and requirements:

a)            Official name and address of Axtel as follows:
              Axtel S.A. de C.V.
              Blvd. Diaz Ordaz Km. 3.33 L-1
              Col. Unidad San Pedro San Pedro
              Garza Garcia, N.L.
              Mexico 66215
              RFC: AXT-940727-FP8

b)   Purchase Order Number (s)

c)   Invoice Number

d)   Invoice date

e)   Supplier Quotation Number if applicable

f)   Supplier Part or Service Number if applicable

g)   Axtel part Number.

h)   Manufacturer Part Number if different to Supplier when applicable

i)   Part or Service Description

j)   Quantities per each item

k)   Unit of Measure

l)   Unit Price for Equipment or Services.

m)   Extended Price for Equipment or Services.

n)   Payment Terms

o)   Delivery Location for Services when applicable

p)   Agreement Name

q)   Supplier Name and Address

r) Service Receipt Acceptance Number or Good Receipt Acceptance Number as applicable.

5 Equipment Shipping Instructions, Shipping Documents and Goods Receipt.

All shipments shall be consigned according to the Purchase Order or Change
Order.

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Annex E
Purchase and License Agreement for FWA Equipment  (Dec 2004)


--------------------------------------------------------------------------------

Airspan shall submit a copy of the following documentation via fax to Axtel's Purchasing Department immediately after Delivery.

     o    Proof of Delivery

     o    Packing List.

     o Packing List including the material part number that Axtel and Aisrpan manage with a serial number.

     o    Certificate of Origin (NAFTA Certificate, if it applies)

     o    Copy of Original Invoice

For purposes of the Agreement, the Delivery Date of the products shall be deemed the date on which Airspan delivers via fax to Axtel the documents mentioned above.

A copy of the following documentation should be attached to the shipment:

     o    Copy of Original Invoice

     o    Packing List with product serial number when applicable

     o    Certificate of Origin (NAFTA Certificate, if it applies)

During the following ten (10) days after Delivery Date, Axtel shall issue a Goods Receipt document that shall contain at least the following information:

     o    Document Date

     o    Purchase Order Number (s)

     o    Invoice Number(s)

     o    Delivery Date

     o    Acceptance Note and Goods Receipt Number

     o Refusal Note describing the reasons in writing (if applicable) in accordance with the terms of the Agreement

If after ten (10) days from Delivery Date, Axtel has not delivered to Airspan such Goods Receipt document, it will be deemed that Axtel has accepted the shipment and it will be deemed that there are no Non-Compliant products in such shipment.

Partial deliveries shall only be allowed such as stated in Annex J and section
5.4 of the Agreement.

6 Services Acceptance

In the event of Services, during the following ten (10) Business Days after completion of the Services by Supplier, Axtel shall issue a Service Acceptance Notification to Supplier that should contain at least the following information:

     o    Document Date

     o    Purchase Order Number

     o    Date of Service Completion

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Annex E
Purchase and License Agreement for FWA Equipment  (Dec 2004)


--------------------------------------------------------------------------------

     o    Acceptance Note and Service Receipt Acceptance Number

     o    Refusal Note describing the reasons in writing (if applicable)

If after ten (10) Business Days, Axtel has not delivered to Airspan such Service Acceptance Notification, it will be deemed that Axtel has accepted the provided Services and Airspan will invoice Axtel.

Note: Portions of this exhibit indicated by "[ * ]" are subject to a confidential treatment request, and have been omitted from this exhibit. Complete, unredacted copies of this exhibit have been filed with the Securities and Exchange Commission as part of the Company's confidential treatment request.

Annex F - Prices
Purchase and License Agreement for FWA Equipment (December 2004)

--------------------------------------------------------------------------------




                                     Annex F


                                   FWA Prices

Note: Portions of this exhibit indicated by "[ * ]" are subject to a confidential treatment request, and have been omitted from this exhibit. Complete, unredacted copies of this exhibit have been filed with the Securities and Exchange Commission as part of the Company's confidential treatment request.

Annex F - Prices
Purchase and License Agreement for FWA Equipment (December 2004)

--------------------------------------------------------------------------------


                                     Annex F
                                   FWA Prices

1.0      Document Scope.

This document details the definition and pricing of the FWA equipment to be supplied by Airspan to AXtel as per the "FWA Supply Agreement". All prices are in US dollars. CIP for RSS & RIS are quoted as @ Airspan American consolidation warehouse for Mexico (currently Texas, USA). Ex-works terms for RBS & FET are quoted @ Airspan RBS manufacturing site (currently Dumfermline Scotland) and Ex-works terms for REM are quoted @ Airspan REM integration site (currently Dumfermline Scotland).

2.0      Customer Premise Equipment Kits.

2.1      Customer Premise Equipment Kits (CPE).

An F5 RSS Kit is defined as follows for Orders for Delivery from April 1st 2005 (RDA Kit excluded):


-------------------- ------------------------------------------------ ------- -------------------
        PEC                            Description                     Qty.   Ext. Price CIP USD
-------------------- ------------------------------------------------ ------- -------------------
NTEG18DA             F5 RTU                                           1
-------------------- ------------------------------------------------ ------- -------------------
NTEG12FA             RPCU                                             1
-------------------- ------------------------------------------------ ------- -------------------
A0636762             RPCU Battery                                     1
-------------------- ------------------------------------------------ ------- -------------------
NTEG12CL             RPCU Power Cord                                  1
-------------------- ------------------------------------------------ ------- -------------------
NTEG12FB             RPCU Safety Booklet                              1
-------------------- ------------------------------------------------ ------- -------------------
NTEG99JE             Drop Cable (500m)                                0.04
-------------------- ------------------------------------------------ ------- -------------------
NTEG99GR             Drop Cable Connector (50)                        0.02
-------------------- ------------------------------------------------ ------- -------------------
NTEG99CZ             Drop Cable Connector Pins (500)                  0.02
-------------------- ------------------------------------------------ ------- -------------------
                                                                                    $[ * ]
----------------------------------------------------------------------------- -------------------


Prior to Orders for Delivery from April 1st 2005, an F5 Kit includes the RDA at a price of $[ * ]


An F5v2 Analog RSS Kit is defined as follows, with pricing effective for Orders for Delivery from 1st April 2005:


-------------------- ------------------------------------------------ ------- -------------------
        PEC                            Description                     Qty.   Ext. Price CIP USD
-------------------- ------------------------------------------------ ------- -------------------
NTEG18DB             F5v2 Analog RTU                                  1
-------------------- ------------------------------------------------ ------- -------------------
NTEG12FA             RPCU                                             1
-------------------- ------------------------------------------------ ------- -------------------
A0636762             RPCU Battery                                     1
-------------------- ------------------------------------------------ ------- -------------------
NTEG12CL             RPCU Power Cord                                  1
-------------------- ------------------------------------------------ ------- -------------------
NTEG12FB             RPCU Safety Booklet                              1
-------------------- ------------------------------------------------ ------- -------------------
NTEG99JE             Drop Cable (500m)                                0.04
-------------------- ------------------------------------------------ ------- -------------------
NTEG99GR             Drop Cable Connector (50)                        0.02
-------------------- ------------------------------------------------ ------- -------------------
NTEG99CZ             Drop Cable Connector Pins (500)                  0.02
-------------------- ------------------------------------------------ ------- -------------------
                                                                                    $[ * ]
----------------------------------------------------------------------------- -------------------


Note: Portions of this exhibit indicated by "[ * ]" are subject to a confidential treatment request, and have been omitted from this exhibit. Complete, unredacted copies of this exhibit have been filed with the Securities and Exchange Commission as part of the Company's confidential treatment request.

Annex F - Prices
Purchase and License Agreement for FWA Equipment (December 2004)

--------------------------------------------------------------------------------


Prior to Orders for Delivery from April 1st 2005 F5v2 Analog RSS Kit price is $ [ * ]

An F6 Single Model RSS Kit is defined as follows pricing effective Orders for Delivery from 1st April 2005


-------------------- ------------------------------------------------ ------- --------------------------
        PEC                            Description                     Qty.      Ext. Price CIP USD
-------------------- ------------------------------------------------ ------- --------------------------
NTEG19DE             F6 RTU                                           1
-------------------- ------------------------------------------------ ------- --------------------------
NTEG12FA             RPCU                                             1
-------------------- ------------------------------------------------ ------- --------------------------
A0636762             RPCU Battery                                     1
-------------------- ------------------------------------------------ ------- --------------------------
NTEG12CL             RPCU Power Cord                                  1
-------------------- ------------------------------------------------ ------- --------------------------
NTEG12FB             RPCU Safety Booklet                              1
-------------------- ------------------------------------------------ ------- --------------------------
NTEG99JE             Drop Cable (500m)                                0.04
-------------------- ------------------------------------------------ ------- --------------------------
NTEG99GR             Drop Cable Connector (50)                        0.02
-------------------- ------------------------------------------------ ------- --------------------------
NTEG99CZ             Drop Cable Connector Pins (500)                  0.02
----------------------------------------------------------------------------- --------------------------
                                                                                       $[ * ]
----------------------------------------------------------------------------- --------------------------



An RDA Kit for Orders for Delivery from 1st April 2005 is defined as follows:


-------------------- ------------------------------------------------ ------- --------------------------
        PEC                            Description                     Qty.      Ext. Price CIP USD
-------------------- ------------------------------------------------ ------- --------------------------
NTEG18FA             RDA or Dongle                                      1
-------------------- ------------------------------------------------ ------- --------------------------

-------------------- ------------------------------------------------ ------- --------------------------

-------------------- ------------------------------------------------ ------- --------------------------
                     Right to use fee of PD functionality included
----------------------------------------------------------------------------- --------------------------
                                                                                       $[ * ]
----------------------------------------------------------------------------- --------------------------



2.2      Installation Brackets for any type of RSS.

Compact Mounting Bracket


-------------------- ------------------------------------------------ ------- --------------------------
        PEC                            Description                     Qty.      Ext. Price CIP USD
-------------------- ------------------------------------------------ ------- --------------------------
     NTEG19AJ                 Compact Mounting Bracket (10)             1
-------------------- ------------------------------------------------ -------
     NTEG99DC                  Mounting Coach Screw (200)             0.015
-------------------- ------------------------------------------------ -------
     NTEG99DD                        Washer M8 (200)                  0.015
-------------------- ------------------------------------------------ -------
     NTEG99DE                       Frame Fixing(200)                 0.015
-------------------- ------------------------------------------------ ------- --------------------------
                                                                                       $[ * ]
-------------------- ------------------------------------------------ ------- --------------------------


Note: Portions of this exhibit indicated by "[ * ]" are subject to a confidential treatment request, and have been omitted from this exhibit. Complete, unredacted copies of this exhibit have been filed with the Securities and Exchange Commission as part of the Company's confidential treatment request.

Annex F - Prices
Purchase and License Agreement for FWA Equipment (December 2004)

--------------------------------------------------------------------------------

3.0  Radio Basestation Kits

     Discrete Radio Basestation Configurations.

The following configurations and the associated pricing for Orders for Delivery after December 31st 2004 are representative of a typical installation of RBS Kits. Specific installations may require variations on these definitions for which the vendor will provide revised pricing quotations at that time.


------------------- ------------------------------------------------------- --------------- --------------
       PEC                               Description                           18b RBS         27b RBS
------------------- ------------------------------------------------------- --------------- --------------
     NTED4575       Transceiver Processor Module                                  5               7
------------------- ------------------------------------------------------- --------------- --------------
     NTEG72AD       Transceiver Baseband Module Combining Diversity               5               7
------------------- ------------------------------------------------------- --------------- --------------
     NTEG77EC       Transceiver Masthead Unit Kit                                 6               9
------------------- ------------------------------------------------------- --------------- --------------
     NTEG97PC       Antenna to TMU 4m Cable                                       6               9
------------------- ------------------------------------------------------- --------------- --------------
     NTEG94BD       1M Pre-Fit Cabinet                                            1               2
------------------- ------------------------------------------------------- --------------- --------------
     NTEG63AA       Transceiver Timer Module                                      0               0
------------------- ------------------------------------------------------- --------------- --------------
     NTEG73AA       Network Management Module                                     0               0
------------------- ------------------------------------------------------- --------------- --------------
     NTEG99CJ       TMU to Cabinet IF 1/2" cable  (500m)                         0.6             0.9
------------------- ------------------------------------------------------- --------------- --------------
     NTEG91BA       1/2" IF Cable Connector Kit                                   6               9
------------------- ------------------------------------------------------- --------------- --------------
     NTEG99CE       TMU to Cabinet Power cable (500m)                            0.6             0.9
------------------- ------------------------------------------------------- --------------- --------------
     NTEG93AA       Power Cable Connector Kit                                     6               9
------------------- ------------------------------------------------------- --------------- --------------
     NTEG99CA       TMU to Cabinet Data Cable (500m)                             0.6             0.9
------------------- ------------------------------------------------------- --------------- --------------
     NTEG92AA       Data Cable Connector Kit                                      6               9
------------------- ------------------------------------------------------- --------------- --------------
     NTEG97NE       60 Degree Vertical Polarization Antenna                       0               0
------------------- ------------------------------------------------------- --------------- --------------
     NTEG97ME       120 Degree Vertical Polarization Antenna                      6               9
------------------- ------------------------------------------------------- --------------- --------------
     NTEG94PA       120 0hms primary E1 Cable                                     1               2
--------------------------------------------------------------------------- --------------- --------------
Ex-Works Price  USD                                                             $[ * ]         $[ * ]
--------------------------------------------------------------------------- --------------- --------------


For clarity, NTEG94BD (1M Pre-Fit Cabinet) and NTEG77EC (Transceiver Masthead Unit Kit) are defined as follows:


------------------------------------------------------------------------------------------------------
                           NTEG94BD 1M Pre-Fit Cabinet
------------------- ------------------------------------------------------------------------- --------
       PEC                                        Description                                  Qty.
------------------- ------------------------------------------------------------------------- --------
NTED4575            TRANSCEIVER PROCESSOR MODULE                                                 1
------------------- ------------------------------------------------------------------------- --------
NTEG63AA            TRANSCEIVER TIMER MODULE                                                     2
------------------- ------------------------------------------------------------------------- --------
NTEG72AD            TRANSCEIVER BASEBAND MODULE COMBINING DIVERSITY                              1
------------------- ------------------------------------------------------------------------- --------
NTEG73AA            NETWORK MANAGEMENT MODULE                                                    1
------------------- ------------------------------------------------------------------------- --------
NTEG7762            CABINET CABLE SET TYPE 2                                                     1
------------------- ------------------------------------------------------------------------- --------
NTEG74BA            OVER-VOLTAGE PROTECTION MODULE                                               3
------------------- ------------------------------------------------------------------------- --------
NTEG76BA            ITS FAN TRAY ASSEMBLY                                                        1
------------------- ------------------------------------------------------------------------- --------
NTEG76CC            SECONDARY DC BREAKER RACK FILTERED                                           1
------------------- ------------------------------------------------------------------------- --------
NTEG76FB            I.T.S Basestation DIVERSITY SUB RACK                                         1
------------------- ------------------------------------------------------------------------- --------
NTEG76GA            I.T.S U.K MAINTENANCE PORT ASSEMBLY                                          1
------------------- ------------------------------------------------------------------------- --------
NTEG94AN            1.0M CABINET FLOOR MOUNTING PLINTH                                           1
------------------- ------------------------------------------------------------------------- --------
NTEG94FA            ALARM CONNECTOR BLOCK                                                        1
------------------- ------------------------------------------------------------------------- --------
NTEG94QA            1.0M INTERNAL I.T.S. CABINET                                                 1
------------------- ------------------------------------------------------------------------- --------


                                     Page 4

Note: Portions of this exhibit indicated by "[ * ]" are subject to a confidential treatment request, and have been omitted from this exhibit.
Complete, unredacted copies of this exhibit have been filed with the Securities and Exchange Commission as part of the Company's confidential treatment request.

Annex F - Prices
Purchase and License Agreement for FWA Equipment (December 2004)

--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
                     NTEG77EC Transceiver Masthead Unit Kit
------------------------------------------------------------------------------------------------------
       PEC                                       Description                                  Qty.
------------------- ----------------------------------------------------------------------- ----------
NTEG77CA            T.M.U./T.A.S. GROUND BOND KIT                                               1
------------------- ----------------------------------------------------------------------- ----------
NTEG77DA            SUN SHIELD ASSEMBLY                                                         1
------------------- ----------------------------------------------------------------------- ----------
NTEG77GB            T.M.U. ASSY BF-BAND (100MHz)                                                1
------------------- ----------------------------------------------------------------------- ----------
P0821020            U BOLT 61 C R S                                                             2
------------------- ----------------------------------------------------------------------- ----------
P0821021            U BOLT 126 C R S                                                            2
------------------- ----------------------------------------------------------------------- ----------
P0834843            T.M.U. MOUNTING BRACKET V3                                                  1
------------------- ----------------------------------------------------------------------- ----------



3.1  PDS Upgrade Configurations.

     The following configurations and the associated pricing are representative


------------------- -------------------------------------------------- --------------------
       PEC                             Description                         PDS Upgrade
------------------- -------------------------------------------------- --------------------
     NTEG71HA       Transceiver processor Module - Packet Data                  2
------------------- -------------------------------------------------- --------------------
       N/A          Packet Data Software Activation Fee                         1
---------------------------------------------------------------------- --------------------
Ex-Works Price USD                                                           $[ * ]
---------------------------------------------------------------------- --------------------



4.0  FWA Software


------------ -------------------------------------------------------- ------------ ---------------------
    PEC                            Description                           Qty.       Ex-Works Price USD
------------ -------------------------------------------------------- ------------ ---------------------
    N/A       RMT Data Software Activation Fee                             1           To be Quoted
------------ -------------------------------------------------------- ------------ ---------------------


5.0      FWA OA&M Equipment.

5.1      Field Engineering Terminal (FET).

Choose one of the following.



------------------ ------------------------------------------------------ ---------- -------------------
       PEC                              Description                         Qty.       Ex-Works Price
                                                                                            USD
------------------ ------------------------------------------------------ ---------- -------------------
    NTEG30AN       FET System Complete (LINUX)on  Panasonic CF27              1            $[ * ]
------------------ ------------------------------------------------------ ---------- -------------------
    NTEG30AF       LINUX FET Software Application Kit for Panasonic CF27      1            $[ * ]
------------------ ------------------------------------------------------ ---------- -------------------


5.2      Residential Installation System (RIS).
         Survey & Maintenance Kit


-------------------- ------------------------------------------------------ -----------
        PEC                               Description                          Qty.
-------------------- ------------------------------------------------------ -----------
     NTEG24BF                     100 MHz Generic Survey Kit                    1
-------------------- ------------------------------------------------------ -----------


                                     Page 5

Note: Portions of this exhibit indicated by "[ * ]" are subject to a confidential treatment request, and have been omitted from this exhibit.
Complete, unredacted copies of this exhibit have been filed with the Securities and Exchange Commission as part of the Company's confidential treatment request.

Annex F - Prices
Purchase and License Agreement for FWA Equipment (December 2004)

--------------------------------------------------------------------------------


-------------------- ------------------------------------------------------ -----------
    NTEG10DCBV              RSS Installation Sub-Set Documentation              1
-------------------- ------------------------------------------------------ -----------
     P0872025                             Large Belt                            1
-------------------- ------------------------------------------------------ -----------
     NTEG24BE            RTU SAK/Handle Pole Kit (5.5m extension kit)           1
-------------------- ------------------------------------------------------ -----------
     NTEG22EB                       RTU SAK/Handle Assembly                     1
-------------------- ------------------------------------------------------ -----------
     A0734347                                 GPS                               1
-------------------- ------------------------------------------------------ -----------
     A0658055                         Linesman Phone U.S.                       1
-------------------- ------------------------------------------------------ -----------
     NTEG24AA                   100MHz Generic Maintenance Kit                  1
-------------------- ------------------------------------------------------ -----------
     NTEG21ND                       PSA Mains Adapter U.S.                      1
-------------------- ------------------------------------------------------ -----------
     A0745625                       RMT Mains Adapter U.S.                      1
-------------------- ------------------------------------------------------ -----------
     A0657248                                Modem                              1
-------------------- ------------------------------------------------------ -----------
     A0655833                             Multimeter                            1
-------------------- ------------------------------------------------------ -----------
     NTEG21PB                       Vehicle charging Cable                      1
-------------------- ------------------------------------------------------ -----------
     A0743766                         RMT Docking Holster                       1
-------------------- ------------------------------------------------------ -----------
CIP                                                                           $[ * ]
Price USD
-------------------- ------------------------------------------------------ -----------



5.3  Radio Element Manager (REM).

The following configuration is based on the original Model 3 REM but includes additional functionality upgrades that were introduced during the previous contract.


-------------------- ----------------------------------------------------------------- -----------------
                                               Description                                   Qty.
-------------------- ----------------------------------------------------------------- -----------------
     NTEG43AC        HP Unix Server                                                           1
-------------------- ----------------------------------------------------------------- -----------------
     NTEG41GD        HASS Functionality                                                       1
-------------------- ----------------------------------------------------------------- -----------------
     NTEG41GE        Dual Processor Functionality                                             1
-------------------- ----------------------------------------------------------------- -----------------
     NTEG43AA        HP Client Workstation                                                    1
-------------------- ----------------------------------------------------------------- -----------------
     NTEJ40BN        Radio Element Manager Software Platform                                  1
-------------------- ----------------------------------------------------------------- -----------------
     NTEG42BC        Network Hub 16 Slot Chassis,Fantray,Hipernmc, Dual Psu                   1
-------------------- ----------------------------------------------------------------- -----------------
     NTEG42FB        HyperARC                                                                 1
-------------------- ----------------------------------------------------------------- -----------------
     NTEG42GM        Quad Modem Card With S/Ware Type 1                                       1
-------------------- ----------------------------------------------------------------- -----------------
     NTEG43AD        Unix Server annual support                                               1
-------------------- ----------------------------------------------------------------- -----------------
     NTEG43AB        Client Workstation annual support                                        1
-------------------- ----------------------------------------------------------------- -----------------
     NTEJ40GC        Remedy ARS Support                                                       1
-------------------- ----------------------------------------------------------------- -----------------
     NTEJ40JC        Oracle RDBMS Support                                                     1
-------------------- ----------------------------------------------------------------- -----------------
     A0743702        Openview SW Support                                                      1
-------------------- ----------------------------------------------------------------- -----------------
     NTEG42KA        Network Hub Annual SW Maintenance                                        1
-------------------- ----------------------------------------------------------------- -----------------
     A0743715        SW support CLEO                                                          1
-------------------- ----------------------------------------------------------------- -----------------
Ex-Works Price USD                                                                          $[ * ]
-------------------- ----------------------------------------------------------------- -----------------


6.0      FWA Equipment Spares.


-------------------- ------------------------------------------------------ ---------- ---------------
        PEC                               Description                       Qty. Per      Ex-Works
                                                                                         Price USD
-------------------- ------------------------------------------------------ ---------- ---------------
     NTED4575        Transceiver Processor Module                               1          $[ * ]
-------------------- ------------------------------------------------------ ---------- ---------------
     NTEG72AD        Transceiver Baseband Module Combining Diversity            1          $[ * ]
-------------------- ------------------------------------------------------ ---------- ---------------
     NTEG77EC        Transceiver Masthead Unit Kit                              1          $[ * ]
-------------------- ------------------------------------------------------ ---------- ---------------


                                     Page 6

Note: Portions of this exhibit indicated by "[ * ]" are subject to a confidential treatment request, and have been omitted from this exhibit.
Complete, unredacted copies of this exhibit have been filed with the Securities and Exchange Commission as part of the Company's confidential treatment request.

Annex F - Prices
Purchase and License Agreement for FWA Equipment (December 2004)

--------------------------------------------------------------------------------


-------------------- ------------------------------------------------------ -----------
     NTEG97PC        Antenna to TMU 4m Cable                                    1          $[ * ]
-------------------- ------------------------------------------------------ ---------- ---------------
     NTEG76BA        I.T.S. Fan Tray Assembly                                   1          $[ * ]
-------------------- ------------------------------------------------------ ---------- ---------------
     NTEG76CC        Secondary DC Breaker Rack Filtered                         1          $[ * ]
-------------------- ------------------------------------------------------ ---------- ---------------
     NTEG76FB        I.T.S Basestation Diversity Sub Rack                       1          $[ * ]
-------------------- ------------------------------------------------------ ---------- ---------------
     NTEG76GA        I.T.S U.K. Maintenance Port Assembly                       1          $[ * ]
-------------------- ------------------------------------------------------ ---------- ---------------
     NTEG94QA        1.0M Internal ITS Cabinet                                  1          $[ * ]
-------------------- ------------------------------------------------------ ---------- ---------------
     NTEG74BA        Over Voltage Protection Module                             1          $[ * ]
-------------------- ------------------------------------------------------ ---------- ---------------
     NTEG63AA        Transceiver Timer Module                                   1          $[ * ]
-------------------- ------------------------------------------------------ ---------- ---------------
     NTEG73AA        Network Management Module                                  1          $[ * ]
-------------------- ------------------------------------------------------ ---------- ---------------
     NTEG99CJ        TMU to Cabinet IF 1/2" Cable                               500m         $[ * ]
-------------------- ------------------------------------------------------ ---------- ---------------
     NTEG91BA         1/2" IF Cable Connector Kit                                 1          $[ * ]
-------------------- ------------------------------------------------------ ---------- ---------------
     NTEG99CE        TMU to Cabinet Power Cable                               500m         $[ * ]
-------------------- ------------------------------------------------------ ---------- ---------------
     NTEG93AA        Power Cable Connector Kit                                  1          $[ * ]
-------------------- ------------------------------------------------------ ---------- ---------------
     NTEG99CA        TMU to Cabinet Data Cable                                500m         $[ * ]
-------------------- ------------------------------------------------------ ---------- ---------------
     NTEG92AA        Data Cable Connector Kit                                   1          $[ * ]
-------------------- ------------------------------------------------------ ---------- ---------------
     NTEG97ME        120 Degree Vertical Polarization Antenna                   1          $[ * ]
-------------------- ------------------------------------------------------ ---------- ---------------
     NTEG97MF        120 Degree Horizontal Polarization Antenna                 1          $[ * ]
-------------------- ------------------------------------------------------ ---------- ---------------
     NTEG97NE        60 Degree Vertical Polarization Antenna                    1          $[ * ]
-------------------- ------------------------------------------------------ ---------- ---------------
     NTEG97NF        60 Degree Horizontal Polarization Antenna                  1          $[ * ]
-------------------- ------------------------------------------------------ ---------- ---------------
     NTEG97NG        40 Degree Vertical Polarization Antenna (For orders        1          $[ * ]
                     of less than 120 units)
-------------------- ------------------------------------------------------ ---------- ---------------
     NTEG97NH        40 Degree Horizontal Polarization Antenna (For             1          $[ * ]
                     orders of less than 120 units)
-------------------- ------------------------------------------------------ ---------- ---------------
     NTEG97NG        40 Degree Vertical Polarization Antenna (For orders        1          $[ * ]
                     of more than 120 units)
-------------------- ------------------------------------------------------ ---------- ---------------
     NTEG97NH        40 Degree Horizontal Polarization Antenna (For             1          $[ * ]
                     orders of more than 120 units)
-------------------- ------------------------------------------------------ ---------- ---------------
     NTEG71HA        Transceiver Processor Module - Packet Data                 1          $[ * ]
-------------------- ------------------------------------------------------ ---------- ---------------


------------------ -------------------------------------------------------- ---------- -----------------
       PEC                               Description                        Qty. Per    Ext. Price CIP
                                                                                             USD
------------------ -------------------------------------------------------- ---------- -----------------
    NTEG18DA       F5 RTU                                                       1           $[ * ]
------------------ -------------------------------------------------------- ---------- -----------------
    NTEG19DE       F6 RTU                                                       1           $[ * ]
------------------ -------------------------------------------------------- ---------- -----------------
    NTEG18FA       RDA Kit or Dongle                                            1           $[ * ]
------------------ -------------------------------------------------------- ---------- -----------------
    NTEG12FA       RPCU                                                         1           $[ * ]
------------------ -------------------------------------------------------- ---------- -----------------
    A0636762       RPCU Battery                                                 1           $[ * ]
------------------ -------------------------------------------------------- ---------- -----------------
    NTEG12CL       RPCU Power Cord                                              1           $[ * ]
------------------ -------------------------------------------------------- ---------- -----------------
    NTEG12FB       RPCU Safety Booklet                                          1           $[ * ]
------------------ -------------------------------------------------------- ---------- -----------------
    NTEG99JE       Dual Jacket Drop Cable                                     500m          $[ * ]
------------------ -------------------------------------------------------- ---------- -----------------


------------------ -------------------------------------------------------- ---------- -----------------
       PEC                               Description                        Qty. Per    Ext. Price CIP
                                                                                             USD
------------------ -------------------------------------------------------- ---------- -----------------
    NTEG99GY       Dual Jacket Drop Cable Connector                            50           $[ * ]
------------------ -------------------------------------------------------- ---------- -----------------
    NTEG99CZ       Drop Cable Connector Pins                                   500          $[ * ]
------------------ -------------------------------------------------------- ---------- -----------------
    NTEG17DA       F2 RTU or Substitute                                         1           $[ * ]
------------------ -------------------------------------------------------- ---------- -----------------


Note: Portions of this exhibit indicated by "[ * ]" are subject to a confidential treatment request, and have been omitted from this exhibit. Complete, unredacted copies of this exhibit have been filed with the Securities and Exchange Commission as part of the Company's confidential treatment request.

Annex F - Prices
Purchase and License Agreement for FWA Equipment (December 2004)

--------------------------------------------------------------------------------


For spares Orders greater than $100,000.00 a discount of [ ]% will be offered on all RBS equipment.

Annex G - Warranty Services
Purchase and License Agreement for FWA Equipment (December 2004)

--------------------------------------------------------------------------------











                                     ANNEX G


                           WARRANTY TERMS AND SERVICES

Annex G - Warranty Services
Purchase and License Agreement for FWA Equipment (December 2004)

--------------------------------------------------------------------------------




                PURCHASE AND LICENSE AGREEMENT FOR FWA EQUIPMENT

                                     ANNEX G

This is the Annex "G" of the Purchase and License Agreement for FWA Equipment, dated as of December 28, 2004 (the "Agreement"), entered into by and among Airspan Communications Limited ("Airspan"), and Axtel, S.A. de C.V. ("Axtel").

                            PART ONE - WARRANTY TERMS

THE WARRANTIES EXPRESSLY SET FORTH IN THIS ANNEX "G" CONSTITUTE THE ONLY WARRANTIES MADE BY AIRSPAN WITH RESPECT TO THE PRODUCTS. SUCH WARRANTIES ARE IN LIEU OF ALL OTHER WARRANTIES AND CONDITIONS, WHETHER STATUTORY, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

1.1 Airspan warrants that the Products will be free from defects in materials and workmanship and will function substantially in accordance with the applicable specifications during the warranty period of twelve
        (12) months from the respective Delivery Date ("Warranty Period").

1.2 Airspan undertakes to promptly remedy pursuant the terms set forth in this Annex "G" all defects discovered in the Products within the Warranty Period and properly notified to Airspan in accordance with this Section. Repaired or replaced Products shall have a new warranty period of 180 days from the date of delivery to Axtel or up to the end of the original Warranty Period, whichever is longer.

1.3 Subject to the said Warranty Period(s), Airspan warrants that the Products, and any part thereof, will comply and function in accordance with the specifications set forth in Annex "D" of the Agreement and all of the requirements of the Agreement.

1.4 If an item of Product is or becomes defective during its Warranty Period, Airspan will at its option either repair or replace the item. In the event Airspan determines that repair or replacement as set forth in this Annex G cannot be made using commercially reasonable efforts (which determination shall be made within thirty (30) days after Airspan receives written notice from Axtel) Airspan will give Axtel a credit equal to the purchase price paid by Axtel for the Product, provided that Axtel has returned such Product to Airspan.

1.4.1 Axtel must return each defective item to Airspan, at an address to be advised by Airspan, no later than sixty (60) days after the end of its Warranty Period. When Axtel is required to return a defective Product to Airspan for warranty service, Axtel agrees to ship it prepaid and suitably packaged to the location designated by Airspan. In making such return, Axtel will comply with the procedures specified in Part Two of this Annex G. Airspan will repair or replace such defective item at no additional charge to Axtel and return, at its own cost, the repaired or replacement item to Axtel's address specified in the PO, together with the appropriate documentation required for such shipment and return shipment thereof. Airspan shall

Annex G - Warranty Services
Purchase and License Agreement for FWA Equipment (December 2004)

--------------------------------------------------------------------------------

        be responsible for loss of, or damage to, Product while it is (y) in Airspan's possession, or (z) in transit back to Axtel. Title to each replacement item will pass to Axtel on payment in full for the replacement item or, if no payment is due, on receipt by Axtel.

1.5 No warranty is provided for: (i) supply items normally consumed during Product operation; (ii) failures caused by non-Airspan products; (iii) failures caused by a Product's inability to operate in conjunction with other Axtel hardware or software different from the Third Party Vendor Items provided by Airspan under this Agreement; or (iv) performance failures resulting from improper installation and maintenance or Axtel's use of unauthorized parts or components.

        The warranty will be voided by misuse, accident, damage, alteration or modification, failure to maintain proper physical or operating environment, use of unauthorized parts or components or improper Axtel maintenance. Software is not warranted to operate uninterrupted or error free. The performance by Axtel, directly or indirectly, of the installation, engineering, commissioning, network design, support and maintenance of FWA Products by skilled personnel in accordance with the Airspan Procedures shall not invalidate the warranty provided hereunder.

1.6 Airspan covenants that it has good title to all hardware (including Third Party Hardware) to be delivered hereunder and that Airspan shall convey to Axtel good title to the hardware free from any and all liens, encumbrances or third party rights whatsoever in accordance with the Agreement. In addition, Airspan covenants that it is entitled to grant Axtel the right to use the Software free from any and all liens or encumbrances whatsoever in accordance with the Agreement.

1.7 The warranty and/or the extended warranty shall not be affected if Axtel connects to the Products, software or hardware from other suppliers if such suppliers' hardware or software complies with international telecommunications standards and Axtel is current with Products software loads, provided that such current Product software load is required for the correct interoperability between such hardware and software.

1.8 Airspan shall provide the hardware repair and shipping instructions for all the parts of the Products to be supplied to Axtel by Airspan under and in accordance with this Agreement. The Technical Assistance (7x24) and Repair & Return Services shall be provided during the Warranty Period as detailed in Part Two of this Annex "G" and is included in the prices of the Products set forth in Annex "F".

Annex G - Warranty Services
Purchase and License Agreement for FWA Equipment (December 2004)

--------------------------------------------------------------------------------




                PURCHASE AND LICENSE AGREEMENT FOR FWA EQUIPMENT

                                     ANNEX G

                          PART TWO - WARRANTY SERVICES


1.0      SERVICES SUMMARY

For Products covered by the warranty given under Part 1 of this Annex G during the Warranty Period, Airspan will:

     o Provide Remote Technical Assistance (as defined below) to assist Axtel in the diagnosis of hardware failures of any Product supplied by Airspan under this Agreement.

     o Repair or replace a defective Field Replaceable Unit ("FRU"). If an FRU becomes defective during the Warranty Period, and provided it has been returned to Airspan in accordance with section 1.4 of Part One above, Airspan will repair and deliver the FRU to Axtel within 60 days following receipt by Airspan of the defective FRU.

               Note: Axtel will maintain its own stock of spares at levels sufficient to cover requirements within timeframes consistent with Axtel's quality of service objectives.

     Airspan will register and manage requests for Remote Technical Assistance and for FRU replacement during normal business days and hours in the location where the service is being performed.

     The following specific warranty services ("Services") will be provided by Airspan under Part 2:

1.1  Technical Assistance Service during Warranty Period

1.1.1 During the Warranty Period, Airspan will provide Remote Technical Assistance (as defined below) to assist Axtel in the diagnosis of hardware failures. Specifically, Airspan will provide the following deliverables in this regard:

     o Airspan technicians and engineers will provide support primarily by remote means ("Remote Technical Assistance"). In a collaborative effort with Axtel's technical staff, these personnel will attempt to diagnose and resolve issues related to the hardware supplied by Airspan as explained in this service description.

     o Where telephone support, remote diagnosis, and all other means of restoring product operation have failed, Airspan will, upon Axtel's request, and if Airspan determines that on-site support is necessary and



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          appropriate, at Airspan's expense, dispatch a trained and qualified technical expert to Axtel's premises to facilitate further diagnosis.

     o Should Airspan determination that on-site support is not necessary, Axtel will nevertheless have the right to require on site support from Airspan, provided that such on site support required by Axtel shall be at Axtel's cost unless it is agreed in writing that it was necessary for such support to be provided on site.

1.1.2 Axtel Responsibilities for receipt of Remote Technical Assistance

     To receive Remote Technical Assistance, Axtel will be required to:

     o Confirm that the products have been installed and commissioned and are used and maintained by knowledgeable and skilled people in accordance with Airspan Procedures.

     o    Replace hardware components during diagnosis or as remedial actions.

     o Generate performance/availability reports and associated trend analysis.

     o Gather data in a timely manner in support of Airspan' diagnostic process when reasonably within the technical competency of Axtel. o Identify issues requiring hardware replacement

     o    Perform software upgrades and/or patch applications

     o Provide connectivity in a timely manner to the Product(s) for Airspan to establish a data link for use by Airspan technical support group in order to conduct remote diagnosis and maintenance. Axtel and Airspan technical personnel will agree on the appropriate type of data link based on network equipment and configuration as well as the appropriate security measures to prevent unauthorized access. Axtel will be solely responsible for security of the network. Airspan will not connect to Axtel's network without prior authorization and such connection will be solely to provide technical support.

     o Excuse Airspan from fault resolution for a period equal to such failure or delay, should Axtel fail or cause delay in providing connectivity

     o Designate and make available competent personnel to aid in problem diagnosis and provide electronic access to the affected Product(s) to aid in problem investigation and resolution for all incidents. Axtel personnel shall be available to work with Airspan's technical expert during all the process for Remote Technical Assistance.

     o Implement its internal escalation process in order to inform all the necessary contacts at Airspan.

     o Maintain such support agreement(s) with third-party supplier(s) for such product(s) other than Products, as Axtel sees fit.



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     o    Exhaust internal troubleshooting processes with first-level its
          Operations, Administration, and Maintenance ("OA&M") functions. First-level support includes, but is not limited to:

          -    Performing day-to-day maintenance and network operations

          -    Monitoring network and system alarms

          - Performing diagnosis in accordance with instructions provided by Airspan and carrying out initial remedial actions, including remote diagnosis

          - Operating and controlling Axtel's internal help desk for logging and tracking fault inquiries, prioritizing events, and escalating, as required, to the Airspan technical support group

          - Providing local time templates and historical actions performed on each event as reference information to the Airspan technical support group .

1.1.3 Technical Assistance Services Assumptions

     For Remote Technical Assistance the following assumptions will apply:

     o 2nd & 3rd Level Technical Support Services will be provided by Airspan at its cost and expense during the Warranty Period to the Hardware elements covered by the warranty.

     o In the event that Axtel fails to comply with its responsibilities described in section 1.1.2 of Part Two, Airspan will advise Axtel in writing of its non-compliance. Airspan and Axtel may then agree upon services to be provided at the then-current time-and-materials basis published by Airspan plus any travel and living expenses incurred

     o Services provided by Airspan under this Annex G are warranted in accordance with Section 6.3 of this Agreement.

     o Airspan, or a skilled, qualified third-party authorized by Airspan, will furnish these Services.

1.1.4 Exclusions

     The following exclusions will govern the provision of Remote Technical
     Assistance:

     o    Software provided by Airspan under this Agreement has no warranty.

     o    Providing advice on how to detect and resolve network-related problems

     o Diagnosing issues related to Airspan Products interfacing with non-Airspan products

     o Analyzing trace / log / dump / Operational Measurement ("OM") information o Emergency Recovery



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     o    Airspan is not responsible for supporting non-Airspan supplied third-party product(s). Axtel will be responsible for maintaining support agreements with the OEM/third-party supplier for such product(s).

     o No warranty is provided for Product failures caused by events specified in Part One - sections 15 and 1.6.

     o Airspan support obligations are expressly conditional upon the Products not being (i) subject to unusual mechanical stress or unusual electrical or environmental conditions; (ii) subject to misuse, accident or disaster including without limitation, fire, flood, water, wind, lightning or other acts of God; or (iii) altered or modified unless performed or authorized by Airspan

     o Products which have not been installed and commissioned by appropriately skilled and trained personnel using Airspan Procedures are excluded from the warranty.

     o Remote Technical Assistance will not be provided during installation and/or commissioning processes.

1.2  Return and Replace Service

     Airspan Networks will register and manage requests for Return and Replace service during Airspan' normal business days and hours in the location where the service is being performed.

     Upon receiving Axtel's request, Airspan will allocate a part request number (also known as a Return Material Authorization number) to each FRU to be replaced and will notify Axtel in writing of the relevant part request number.

     Following allocation of the part request number(s) Airspan will repair or replace the unit and will deliver the repaired unit or an equivalent to Axtel within 60 days of receipt by Airspan at the place where the repair or replacement is carried out (the "R&R Time Limit").

     On-site repair and on-site replacement services by Airspan are not included with the Return and Replace Service.

1.2.1 Like for Like Replacement

     Airspan, at its own cost and expense, shall provide within 60 days after the Effective Date of this Agreement and maintain in Axtel warehouses to be notified to Airspan in writing the following amount of Products (the "Stock Products"):


              -------- ----------------- ------------------------------------------------------ --------------
                Ref      Part Number                          Description                        Quantities
              -------- ----------------- ------------------------------------------------------ --------------
                 1         NTEG72AD      TBM                                                         16
              -------- ----------------- ------------------------------------------------------ --------------
                 2         NTEG77EC      TMU                                                         16
              -------- ----------------- ------------------------------------------------------ --------------
                 3         NTED4575      TPM                                                          8
              -------- ----------------- ------------------------------------------------------ --------------
                 4         NTEG63AA      TTM                                                          8
              -------- ----------------- ------------------------------------------------------ --------------


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              -------- ----------------- ------------------------------------------------------ --------------
                 5         NTEG73AA      NMM                                                          4
              -------- ----------------- ------------------------------------------------------ --------------
                 6         NTEG74BA      OVPM                                                        12
              -------- ----------------- ------------------------------------------------------ --------------
                 7         NTEG71HA      TPM-PD                                                      12
              -------- ----------------- ------------------------------------------------------ --------------


     These Stock Products shall be kept by Axtel in its own facilities in Mexico and Axtel shall manage such Stock Products at its sole discretion to create a replacement process for damaged parts as a "Like for Like" replacement process.

     The Parties hereby agree that Airspan shall be obligated to increase the Stock Products by one piece of the respective part number, if Airspan is more than five (5) days late under section 1.2 of Part Two above, in the repair and return of such part (this shall be accounted by pieces).

1.2.2 Axtel Responsibilities for Return and Replace Services

     Axtel will be required to:

     o Pay the expense of shipping a defective FRU to Airspan's warehouse or logistic center defined for this purposes.

     o Use the specifically-assigned part request number(s) provided by Airspan and include completed Airspan Fault Report Forms when returning any FRU

     o Adhere to Airspan' packing instructions (including anti-static precautions) when returning the defective unit. The packing instructions will be included with the return instructions accompanying the replacement FRU

     o Put the replacement FRU into service once it has been returned by Airspan to Axtel.

1.2.3 Assumptions for Repair Services

     The following assumptions will govern the provision of repair Services for Products covered by the warranty in the Warranty Period:

     o Airspan will incur the expense of shipping the repaired unit or the replacement unit to Axtel using a method and carrier selected by Airspan. Airspan is responsible for loss of, or damage to, an FRU while it is in Airspan' possession or in transit to Axtel, as well as to pay all applicable duties, taxes, and other charges associated with the importation of the repaired or replacement FRU into the country of destination.

     o Unless required for operational reasons and agreed upon with Airspan, the replacement FRU will be at the then-current hardware and firmware release levels as they are made Generally Available (GA) by Airspan. Upon a specific request of Axtel for repair of a quantity of RTUs with a specific software release version, the parties will work together to define a mutually agreeable process to satisfy such specific request, provided that such a process does not cause Airspan to incur any out of pocket expenses or material additional cost.



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     o    Warranty on FRU repaired by Airspan shall be limited to one hundred and eighty (180) days from delivery of the repaired FRU or to the end of the original warranty period, whichever is longer.

     o The defective FRU returned to Airspan becomes the property of Airspan and, subject to Airspan' receipt of the defective FRU, its replacement becomes Axtel's property.

     o Airspan reserves the right to reject the return of any FRU that does not clearly display the specific part request Return Material Authorization ("RMA") number or does not include the associated completed Airspan fault report forms.

     o Airspan will from time to time assess Products offered and supported. The assessment will be based on technology, market development, product deployment, and support requirements and may identify certain Products that will be discontinued. Airspan reserves the right to terminate any service purchased by Axtel for products that have been discontinued. Subject to the terms and conditions of the FWA PLA, continued support for any discontinued products beyond the effective date of discontinuance may be provided in accordance with the terms and conditions as stated in the FWA PLA.

     o The service will be furnished by Airspan or a party authorized by Airspan.

     o As part of the repair service, Airspan will monitor all faulty product returns for No Fault Found ("NFF") from Axtel. All repair cases resulting in "no fault found" will not be charged to Axtel. In the event that such Product presents again in the field within 180 days of return date the same failures as noticed by Axtel, Airspan shall repair or replace, within 60 days of receipt of the FRU, such Product at its cost and expense.

     o If, in the judgment of Airspan, the returned FRU has been damaged by misuse, accident, modification or failure to maintain the proper physical or operating environment or improper maintenance by Axtel, then Airspan will return the defective un-repaired FRU to Axtel at Axtel's expense.

     o It is critical that Axtel regularly ship all defective Products to Airspan, as and when defects are detected, to avoid the accumulation of defective Products that will impact Airspan's ability to meet the target turnaround times.

     o In the case of Product replaced at Airspan discretion, and which would be returned with a different Serial Number to Axtel, the proper documentation shall be provided by Airspan for Axtel's asset controls to evidence which serial number is replaced.

1.2.4 Exclusions to Repair Services

     The following exclusions will govern the delivery of repair Services:



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     o    Airspan support obligations are expressly conditional upon the products not being (i) subject to unusual mechanical stress or unusual electrical or environmental conditions; (ii) subject to misuse, accident or disaster including without limitation, fire, flood, water, wind, lightning or other acts of God; or (iii) altered or modified unless performed or authorized by Airspan.

     o Repair Services are not offered on Airspan holidays observed in the region where the service is being performed.

     o Additionally, repair Services do not include Emergency Repair Support (also known as Emergency Part Dispatch).

     o Root-cause analysis, the provision of fault reports, lead-time/performance metrics, or hardware upgrades

     o Those exclusions identified in Section 1.5 and 1.6 of Part One of this Annex "G". Software is not warranted to operate uninterrupted or error free.

2.0  GENERAL


2.1  Holidays Observed by Airspan

     Please refer to your local Airspan representative to get information of Local National Holidays observed at Axtel's location.


2.2  Call Center Access for Technical Support

     The Airspan Call Center will function as a single point of contact for the receipt of all support calls and inquiries. The remote support effort will begin with a telephone call and will continue with the appropriate actions to be taken according to Airspan Case Severity Classifications.

     In accordance with Table 2-R below, the Call Center will register and manage requests for Remote Technical Assistance during normal business days (M-F) and hours (9:00-18:00 hrs), excluding holidays for Business Critical, Major and Minor Severity Problems and for E1 and E2 Severity Problems the Call Center will be available 24 hours a day, 365 days a year. General provisions for accessing Technical Assistance services include:


     o Airspan may, where applicable, also provide a customer with the ability to open, view, and modify cases directly within the Airspan case-tracking system via www.Airspan.com. The customer will bear telecommunication facility charges and/or long distance toll charges associated with access to www.Airspan.com



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     o    Where toll-free access is not available, Axtel will bear
          telecommunication facility charges and/or long distance toll charges for access to the Call Center

     o All cases are logged into the Airspan case-tracking system. The case is time-stamped and a case reference number allocated. Furthermore, Airspan will request that Axtel agree to a case priority level

     o    E1 and E2 priority cases are to be reported by telephone only

     o Axtel to escalate a case to higher levels of management within Airspan, in accordance with the escalation table in section 2.2.5.

2.2.1 Airspan Technical Support Services Call Process

     When calling Airspan for Technical Assistance or Emergency Recovery, Axtel's representative will be asked to provide the following information:
     1. Company name 2. Caller name and phone number 3. Personal Identification Number (PIN) or a unique Axtel Purchase Order number or credit card number, if a PIN has not been issued.

4.   Site Location/Site ID

5. Product on which the problem is being reported 6. Problem description and severity


     A Call Center agent will generate a Case Reference Number (CRN), which will be provided to Axtel for tracking the case. An Airspan technician will then team with Axtel's representative to resolve the reported issue.


2.2.2 Call Center Phone Numbers

     Axtel sites in Latin America will access the Airspan technical support organizations by calling:

                  Tel:  + (1) 561 893-8679
                  email: from the Airspan Web
                  Site:://www.airspan.com/Ultra/ContactForm/supportform.asp


2.2.3 Technical Support Response Times

     Once Axtel has opened a CRN at the Airspan' Call Center and depending on the Severity Classification, an Airspan Technical Support (NTS) Engineer will contact Axtel's representative as per the terms set forth in Table 2-R below.



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2.2.4 Technical Support Case Priority

     The definitions in this Section 2.2.4 are generic and shall apply to the limited extent that this Annex G covers Hardware warranty only. Problem reports will be classified as set forth in the tables below.



------------------- -------------------------- --------------------------------------------------------------
 TL9000 Severity     Airspan Case Priority      Examples
 Classification      & Definition
------------------- -------------------------- --------------------------------------------------------------
 Critical            E1                        >>       Total or partial network element outage
                     Problems that severely    >>       A reduction in capacity or traffic handling
                     affect service,                 capability such that expected loads cannot be handled
                     capacity/traffic,         >>       Failure resulting in dynamic routing, switching
                     billing and                     capability or transport loss
                     maintenance               >>       Any loss of safety or emergency capability (e.g.,
                     capabilities and                emergency calls such as 911 in North America)
                     require immediate         >>       Loss of the system's ability to perform automatic
                     corrective action,              system reconfiguration
                     regardless of time of     >>       Inability to restart the system
                     day or day of the         >>       Loss of billing/accounting capability
                     week.                     >>       Corruption of billing or system databases that
                                                     requires service affecting corrective actions
                                               >>       Other problems that severely affect service,
                                                     capacity/traffic, billing, and maintenance
                                                     capabilities or are jointly viewed by Airspan and
                                                     Axtel as critical
------------------- -------------------------- --------------------------------------------------------------


--------------------- --------------------- -----------------------------------------------------------------
 TL9000 Severity       Airspan Case          Examples
 Classification        Priority &
                       Definition
--------------------- --------------------- -----------------------------------------------------------------
 Major                 E2                   >>       Loss of redundancy of critical functions
                       Problems that        >>       Loss of protection switching capability
                       result in            >>       Short outages equivalent to system or subsystem
                       potential service          outages not seriously impacting service with accumulated
                       degradation                duration of greater than two minutes in any 24-hour
                       and/or total               period, or that continue to repeat during longer periods
                       outage. Serious      >>       A reduction in provisioned capacity of 5% and for a
                       situation not              cumulative duration of more than 10 minutes per 24 hours
                       involving service    >>       Repeated degradation of DS1/E1 or higher rate spans or
                       degradation in a           connections
                       live environment,    >>       Loss of system's ability to perform automatic system
                       but leading to a           reconfiguration
                       total or partial     >>       Loss of access to maintenance or recovery operations
                       loss of              >>       Any loss of functional visibility and/or diagnostic
                       redundancy.                capability
                                            >>       Loss of system's ability to provide any required
                                                  system critical/major alarms
                                            >>       Total loss of access to provisioning
--------------------- --------------------- -----------------------------------------------------------------

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------------------- ------------------------------------- ---------------------------------------------------
 TL9000 Severity     Airspan Case Priority & Definition    Examples
 Classification
------------------- ------------------------------------- ---------------------------------------------------
 Major               Business Critical                    >>       The customer has been given a
                     Problems that result in a major            work-around but the situation still
                     degradation of system or service           requires constant attention due to the
                     performance that impacts service           temporary nature of the work-around
                     quality or significantly impairs     >>       Software application/migration issues
                     network operator control or                that gate the introduction of new services
                     operational effectiveness.                 or functionality
                     Overall network is degraded          >>       Billing error rates that exceed
                     resulting in severe limitations            specifications
                     to operations or network             >>       Corruption of system or billing databases
                     management software product has
                     major feature that is not working
                     properly with only difficult
                     workaround.
------------------- ------------------------------------- ---------------------------------------------------


-------------------- ---------------------- -----------------------------------------------------------------
 TL9000 Severity      Airspan Case           Examples
 Classification       Priority &
                      Definition
-------------------- ---------------------- -----------------------------------------------------------------
 Major                Major                 >>       Degradation of any capacity/traffic measurement
                      Problems that               function; degradation of functional visibility and/or
                      result in                   diagnostic capability
                      conditions that       >>       Degradation of access for maintenance or recovery
                      seriously affect            operations
                      system operation,     >>       Degradation of the system's ability to provide any
                      maintenance and             required system critical/major alarms
                      administration,       >>       Loss of access for routine administrative activity
                      etc. and require      >>       Any system failure without direct immediate impact
                      immediate             >>       Intermittent degradation of services; partial loss of
                      attention.  The             access to provisioning
                      urgency is less       >>       Software application/migration issues that do not
                      than in a Business          impact service
                      Critical situation    >>       Reduction in any capacity/traffic measurement function
                      because of a          >>       Any loss of functional visibility and/or diagnostic
                      lesser immediate            capability
                      or impending          >>       Any significant increase in product-related customer
                      effect on system            trouble reports
                      performance,          >>       Follow-up to E1 customer problems
                      customers, and        >>       Other problems that disrupt or prevent routine system
                      Axtel's operation           activities, or problems that are jointly viewed as Major
                      and revenue.                events by Airspan and Axtel
-------------------- ---------------------- -----------------------------------------------------------------


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------------------- ----------------------- -----------------------------------------------------------------
 TL9000 Severity     Airspan Case            Examples
 Classification      Priority &
                     Definition
------------------- ----------------------- -----------------------------------------------------------------
 Minor               Minor                  >>       Service analysis, recorded announcements, operational
                     Problems do not              measurements, maintenance program, or network management
                     significantly                problems; or system-related documentation inaccuracies,
                     impair the                   that do not affect call processing
                     functioning of the     >>       Test equipment failures for which a backup or manual
                     system and do not            alternative can be employed
                     significantly          >>       Circuit pack testing problems
                     affect service to
                     customers.  These
                     problems are
                     tolerable during
                     system use.
------------------- ----------------------- -----------------------------------------------------------------


2.2.5 Case Resolution Objectives and Escalation Procedures


     The definitions in Table 2-R below are generic and shall apply to the limited extent that this Annex G covers Hardware warranty only.

     Airspan Technical Support case resolution targets are based in Airspan best efforts and set according to the following TL9000 standard:

                                                     "Table 2 - R"


   --------------- -------------------------------- --------------------------- ------------- ----------------
      TL9000                  Actions                                                           Resolution
                                                         Response Times           Target
     Severity                                                                     Service
   Classification                                                               restoration      Targets
                                                                                   time       Based on RQMS*
   --------------- -------------------------------- --------------------------- ------------- ----------------
                                                     Business        Non -
                                                       Hours       Business
                                                                     Hours
   --------------- -------------------------------- ------------- ------------- ------------- ----------------
   E1 (*1)         Worked continuously (7 x 24)       15 min        30 min         7 Hr           24 hr
                   until resolution or
                   workaround is provided
   --------------- -------------------------------- ------------- ------------- ------------- ----------------
   E2 (*1)         Worked continuously  (7 x 24)      15 min        30 min         8 Hr          10 Days
                   until resolution or
                   workaround is provided
   --------------- -------------------------------- ------------- ------------- ------------- ----------------
   Business        Worked during normal  business                    Next          24 Hr         30 Days
   Critical and    days and business hours.            2 hrs       Business
   Major (*2)                                                         Day
   --------------- -------------------------------- ------------- ------------- ------------- ----------------
   Minor (*2)      Worked during normal  business      Next          Next         30 Days        180 days
                   days and business hours.          Business      Business
                                                        Day           Day
   --------------- -------------------------------- ------------- ------------- ------------- ----------------


(*1) This Service is provided 7 x 24

(*2) This Service is provided in Normal Business Hours

Note: The times set forth in Table 2 - R above, are subject to Airspan and Axtel working together in conjunction on a reasonable efforts basis to find a workaround for services restoration and resolution within the target times. These times do not represent an obligation or performance indicator.

* RQMS - Reliability and Quality Measurements for Telecommunications Systems.



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                         "Airspan Escalation Procedure"




                     ---------------------------------------
                                   Axtel's NOC
                     ---------------------------------------


                     ---------------------------------------
                               Call Center Airspan
                     ---------------------------------------


                     ---------------------------------------
                       Airspan Technical Support Engineer
                     ---------------------------------------


                     ---------------------------------------
                       Airspan Technical Support Manager.
                     ---------------------------------------


                     ---------------------------------------
                       Airspan Technical Support Sr. Mgr.
                     ---------------------------------------


       -------------------------------------------------------------------

       ------------------------------            -----------------------------
        Airspan Technical Support                  Airspan Axtel Operation
                 Director                                  Leader
       ------------------------------            -----------------------------



          At Closing Date, Airspan will provide Axtel with the contact information of the persons involved in this Escalation Procedures, as well from time to time, the changes to such contact information will be provided to Axtel.

2.2.6 Case Progress Status

Airspan Technical Support use the following status to differentiate the case conditions during the evolution of the case investigation. A set of status, its related meaning and its relationship with the case age, are defined in the table below:



    --------------------- ----------------------------------------------------------------- ----------------
    Status                Description                                                       Airspan Clock
    --------------------- ----------------------------------------------------------------- ----------------
    Newly Opened          This status is the default.  It signifies that no work has been   Start
                          done on the case.
    --------------------- ----------------------------------------------------------------- ----------------
    WIP Level 1           This status is used when a NTS Engineer is actively  working on   Not Stopped
                          the Case.
    --------------------- ----------------------------------------------------------------- ----------------
                          This status is used when a Second Level Support Engineer is
    WIP Level 2           actively working a case                                           Not Stopped
                          * Second Level Support: Software Support, Product Support.
    --------------------- ----------------------------------------------------------------- ----------------
    Escalated             This status is used when a Design Engineer
    To Design             is actively working Not Stopped on the case
    --------------------- ----------------------------------------------------------------- ----------------


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    --------------------- ----------------------------------------------------------------- ----------------
    Status                Description                                                       Airspan Clock
    --------------------- ----------------------------------------------------------------- ----------------
    Answer                Design Engineer has concluded its
    From Design           investigation and has Not Stopped replied back to the
                          NTS Engineer
    --------------------- ----------------------------------------------------------------- ----------------
                          During the course of conducting their research, the
                          NTS Engineer may need additional information or
                          activity from the
    With A Axtel          Axtel.  The  "With a Axtel"  status  is  assigned  when the NTS   Stopped
                          Engineer  is waiting on a Axtel  response  in order to continue investigation
    --------------------- ----------------------------------------------------------------- ----------------

                          If a temporary solution is provided that eliminates
                          Axtels pain until a permanent solution can be
                          delivered, RQMS requirements allow the case to be set
                          to an "IS" status during this window of time if
                          approved by the Axtel. In calculating case age, this
    Interim Solution      interval will be discounted if the permanent
                          fix was delivered Stopped on the negotiated commitment
                          date. If the permanent fix does not resolve the
                          reported problem, case status shall be changed to Work
                          in Progress (Level 1 or 2). If the case is returned to
                          a Work in Progress (Level 1 or 2) status after using
                          the IS, the IS time period will be added to the RQMS
                          age of the case.
    --------------------- ----------------------------------------------------------------- ----------------
                          Axtel agrees to live with the problem condition and
                          that the fix will be delivered as part of a future
                          Airspan product release (software release, maintenance
                          release, documentation release or hardware revision.
                          Requirements to use this status include Axtel consent;
                          fix identification, and delivery
    Future Deliverable    commitment. This status code does not add
                          time to the RQMS age Stopped of the case unless the
                          solution fails and the case is moved back to Work in
                          Progress (Level 1 or 2) status. If the case is
                          returned to a Work in Progress (Level 1 or 2) status
                          after using the FD, the FD time period will be added
                          to the RQMS age of the case.
    --------------------- ----------------------------------------------------------------- ----------------
                          Solution Delivered or available for testing and
                          verification. If the delivered solution does not
                          resolve the reported problem, the status will be
                          changed to Work in Progress (Level
    Solution Delivered    1 or 2). If the case is returned to a Work
                          in Progress (Level Stopped 1 or 2) status after using
                          the SD status, the SD time period will be added to the
                          RQMS age of the case.
    --------------------- ----------------------------------------------------------------- ----------------
    Pending OEM Vendor    The case has been handed over to an OEM Vendor for resolution     Not Stopped
    --------------------- ----------------------------------------------------------------- ----------------


2.2.7 Case Resolutions Classifications

          Airspan Technical Support case resolutions, which shall be mutually agreed for each case:

     o Cannot Reproduce: After 60 days and a reasonable effort, a problem has not been observed in the Network, is not reproducible or sufficient information has not been provided to adequately troubleshoot the problem and isolate the root cause

     o Axtel Process: Human errors are present or Axtel has failed to follow procedures recommended and documented by Airspan

     o Design Intent: The functionality required by customer does not align with the design specifications of the product set forth in Agreement, in which case Airspan shall make clear to Axtel which is such design specification

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Annex G - Warranty Services
Purchase and License Agreement for FWA Equipment (December 2004)

--------------------------------------------------------------------------------

          (i.e., the functionality is unsupported), and the issue can only be resolved through new development efforts subject to a separate product development agreement and charges.

     o    External Cause: Issue caused by non-Airspan products

     o Hardware Deficiency: A problem is isolated to defective hardware materials or workmanship or substantial nonconformance to specifications published by Airspan

     o Hardware Failure: A problem is caused by a hardware component failure that falls within Mean Time Between Failure (MTBF) limitations

     o Airspan Literature: Required Airspan technical document does not exist or the contents of an existing document are in error [for example, an incomplete Airspan Technical Publication (NTP)]

     o Airspan Process: A problem occurs as a result of a Airspan process deficiency

     o    Opened in Error: The case should not have been opened

     o Scheduled Event: An outage occurs resulting from planned maintenance, installation, or manual initialization, including such activities as parameter loads, software/firmware changes, and other OA&M activities

     o Software Deficiency: A problem is isolated to a software design deficiency.

2.3  Axtel Order Process for FWA Repair Services

          This process supports the delivery of Airspan FWA Repair Services for Axtel. When requesting a Hardware warranty repair service, Axtel should have the following required information ready when placing a repair order with Airspan:

     1.   Axtel or distributor name

     2.   Axtel ID (Project #, Site ID)

     3.   Requestor name, phone and fax number, and e-mail address

     4.   Axtel ship to address

     5.   Part number (PEC or CPC or manufacturer's part number)

     6.   Quantity (quantity of one per serial number)

     7.   Serial number of the defective part(s) being returned (if applicable)

     8.   Warranty status

     9. Confirmation of the availability of a fully completed Airspan fault report form for said product.

     10. Any additional information about product (system type or software release)

     11.  Any special shipping instructions

          Upon receiving Axtel's request and after any diagnostics assistance, Airspan will allocate a part request number to each FRU to be repaired and notify Axtel of the relevant part request number.

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Annex G - Warranty Services
Purchase and License Agreement for FWA Equipment (December 2004)

--------------------------------------------------------------------------------


          This part request number, also known as the Return Material Authorization (RMA) number, is critical for tracking individual orders and must be referenced on failure tags, shipping/packing lists, returned defectives, and any correspondence or inquiries concerning the order.

          The customer's representative can call in, fax or e-mail a Repair Service order directly to Airspan the UK using the following contact means:


          Office hours (Monday through Friday from 9:00 a.m. to 6:00 p.m. (Local time)

          + 44-1895-467397

          Faxes

          All faxed orders will be processed and assigned an RMA# by the close of the next business day. Faxed emergency orders must also be called in to verify receipt of faxes. E-mail To obtain a parts request form by e-mail, please send an e-mail message to any of the above addresses and note "repair order form" in the subject/title field. A form will be sent automatically. Place the PO number in the subject/title field when e-mailing a completed parts request form back to Airspan. For order confirmation, Airspan will respond with an RMA number to all e-mail orders by the next business day.


2.4.1 Method of Payment for Excluded Services


          If Axtel requests a service that is neither part of the scope of this Warranty Service nor within the control or responsibility of Airspan under the Technical Assistance Support Services Agreement, then Airspan will charge additional fees to perform such services, in the event that Airspan agrees to perform them. Airspan reserves the right not to perform any Service not covered by this Warranty.

2.4.2 Package Labeling Instructions and Addresses for Returns


          Circuit packs should be packed in anti-static containers designed specifically for the circuit packs in order to avoid damage during shipment. Other parts should be individually wrapped in either anti-static packaging or packaging specifically designed for that product to avoid damage during shipment. Airspan will inform customers of any improper packaging, which will void the warranty. All materials should be returned pre-paid and sent to the appropriate Airspan repair facility. The customer should use discretion in selecting shipping methods. Airspan recommends that customers insure all packages to cover possible loss or damage during shipping, regardless of warranty status.

          A completed Airspan fault report must be filled out and attached to each returned item to assist in failure assessment and problem tracking. Fault reports

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Annex G - Warranty Services
Purchase and License Agreement for FWA Equipment (December 2004)

--------------------------------------------------------------------------------

          are sent with each replacement shipment. Axtel can obtain additional supplies by contacting the Airspan Customer Support Center.

          Airspan will inform customers of any discrepancy in return shipments. Any discrepancy, whether it is quantity (more or less), product returned not matching what was ordered, inability to determine complete order information, or non-suitable packaging, would be noted and addressed.

          Defective Return Packing Slips

          Defective return packing slips should be used to return all defective parts to Airspan. Airspan will provide defective return packing slips for use to return shipments. A copy of the defective return packing slip should be placed in all the cartons and attached outside. This duplication will aid in processes and proper identification of returned material. The RMA number and the PO number should be clearly marked on the outside of each box. If a customer supplies a packing slip, the following information must be included on the shipping/packing list for proper handling:

          Item (Information Required)

     1.   From (Company name, return address, and telephone number)

     2.   Ship Date (Date parts are shipped from Axtel)

     3.   Ship via (Carrier or Enterprise name)

     4.   Waybill number (Carrier or Enterprise tracking number

     5.   Number of Cartons (Number of cartons being sent on shipment)

     6.   Axtel's PO# (Provided, if applicable)

     7.   Repair order number (RMA# issued by Call Center when order is placed)

     8.   Site ID or Project number

     9.   Item Number

     10.  Quantity ordered

     11.  Quantity returned

     12.  Airspan Part number

     13.  Description of item

     14.  Serial number (The serial number for each item in the shipment)

     15.  Shipment requested by (Signature of Axtel's representative)


          Repair Facility Addresses

          For RSS's the equipment should be sent to Solectron Guadalajara and for base stations to Solectron Dumfermline

          Attn: Airspan Hardware Support Representative

          This address may be modified from time to time by Airspan.

Annex H - Acceptance Procedure
Purchase and License Agreement for FWA Equipment (December 2004)

--------------------------------------------------------------------------------











                                     ANNEX H


                              ACCEPTANCE PROCEDURE
                               NEW FWA RSS F6 UNIT

Annex H - Acceptance Procedure
Purchase and License Agreement for FWA Equipment (December 2004)

--------------------------------------------------------------------------------


                PURCHASE AND LICENSE AGREEMENT FOR FWA EQUIPMENT

                                     ANNEX H
                   ACCEPTANCE PROCEDURE - NEW FWA RSS F6 UNIT

--------------------------------------------------------------------------------





This is the Annex "H" of the Purchase and License Agreement for FWA Equipment, dated as of December __, 2004 (the "Agreement"), is entered into by and among Airspan Communications Limited ("Airspan"), and Axtel, S.A. de C.V. ("Axtel").

The Parties hereby agree to determine and establish on or before January 31st, 2005, the acceptance procedure to be used in the First Market Application of the New FWA RSS F6 Unit (the "Acceptance Procedure"). The acceptance procedure shall demonstrate, verify and prove that the New FWA RSS F6 Unit shall have at least the same form, function and fit of both of the current RSS Equipment (jointly F2 and F5 RSS equipment), in accordance with the technical specifications set forth in Annex "D" of the Agreement.

Airspan will provide a number of fifteen (15) New FWA RSS F6 Unit to Axtel by January 30th 2005 in order for Axtel to perform and have completed no later than March 15th 2005 a first market application of the New FWA RSS F6 Unit before the New Product Commercial Launch (the "First Market Application").

The New FWA RSS F6 Unit shall pass successfully the First Market Application made by Axtel pursuant the Acceptance Procedure.

If Axtel considers it necessary, Axtel will have the right to request Airspan to assist Axtel in a verification office of the New FWA RSS F6 Unit. Airspan will provide a quote for this service under this Agreement at reasonable costs and prices.

Annex J
Purchase and License Agreement for FWA Equipment (December 2004)


--------------------------------------------------------------------------------







                                     Annex J


                             PLA FWA Delivery Times

Annex J
Purchase and License Agreement for FWA Equipment (December 2004)


--------------------------------------------------------------------------------


                                     ANNEX J

                                 DELIVERY TIMES

1.-  Delivery Time of any FWA Product

     (i)  Any FWA Product

          Subject to the provisions of section 5.19 of the Agreement, the firm Delivery of any FWA Product (RSS, complete or segregated RBS Equipment or Spare Parts) shall be 20 weeks after Order Acceptance as provided in Section 2 of the Agreement, provided that the payments for such equipment shall be made pursuant the terms set forth in Section 5.3 of the Agreement.

2.-  Partial Deliveries

     (i)  RSS Equipment

          Partial deliveries of an Order for RSS equipment shall be allowed only in the following circumstances:

          a. For any order of RSS equipment Airspan may deliver no less than 750 RSS units at any one time;

          b. where Airspan has made a partial delivery in accordance with a. above, the remaining quantities of the Order; or

          c.   unless otherwise agreed in writing by the Parties.

     (ii) RBS Equipment

          Partial RBS deliveries shall only be allowed if Airspan delivers complete units of RBS Kits, either 27B or 18B RBS as per the Description of the RBS Kit, unless otherwise agreed in writing by the Parties.

     (iii) Segregated RBS Equipment or Spare Parts

          Partial segregated RBS Equipment or Spare Parts deliveries shall be only allowed to the 50% of the respective complete Order, unless otherwise agreed in writing by the Parties.

     (iv) Partial shipments as provided above, shall not release Airspan of its obligations to deliver on time such Products as provided in this Annex
          J. Any delay in the delivery of such Products shall be subject to the terms set forth in section 3.4 of the Agreement.

Note: Portions of this exhibit indicated by "[ * ]" are subject to a confidential treatment request, and have been omitted from this exhibit. Complete, unredacted copies of this exhibit have been filed with the Securities and Exchange Commission as part of the Company's confidential treatment request.

Annex K
Purchase and License Agreement for FWA Equipment (December 2004)


--------------------------------------------------------------------------------









                                     ANNEX K



                               PURCHASE COMMITMENT

Note: Portions of this exhibit indicated by "[ * ]" are subject to a confidential treatment request, and have been omitted from this exhibit. Complete, unredacted copies of this exhibit have been filed with the Securities and Exchange Commission as part of the Company's confidential treatment request.

Annex K
Purchase and License Agreement for FWA Equipment (December 2004)


--------------------------------------------------------------------------------


                                    ANNEX "K"
                               PURCHASE COMMITMENT

--------------------------------------------------------------------------------



1.- Total Purchase Commitment. Axtel hereby agrees to purchase and take delivery US $38,700,000.00 Dollars (Thirty Eight Million Seven Hundred Thousand United States Dollars) of Airspan equipment from December 22, 2004 through to December 31, 2006 (the "Purchase Commitment").

2.- Purchase Commitment Fulfillment. The Parties hereby agree that the Purchase Commitment mentioned above will be fulfilled taking in consideration the following terms and conditions:

     a) Second Lines Activation Fees. US$[ * ] ([ * ] Dollars) of Second Lines Activation Fees set forth in Section 22 of the Agreement, will be included in the Purchase Commitment as and when paid by Axtel.

     b) The Commercial Terms Letter Purchase. The US$[ * ] Dollars ([ * ] United States Dollars) of equipment detailed in the Special Payment and Commercial terms letter dated [ * ] for delivery between [ * ] will be included in the Purchase Commitment as and when delivered;

     c) Minimum Purchase of RSS Equipment. Axtel shall purchase and take delivery of a minimum of 45,000 RSS from May 1, 2005 through to July 31, 2006 (for an approximately amount of US$14,512,500.00 Dollars);

          RSS orders placed in accordance with c) above shall be equal to or greater than 3,000 units per month

     d) Minimum Purchase of RBS Equipment. From [ * ], Axtel shall purchase and take delivery of US$[ * ] Dollars ([ * ] Dollars) of Proximity Base Station Equipment;

     e) Minimum Purchase of Airspan Equipment (January - December 2006). For the calendar year 2006, Axtel shall purchase and take delivery of a minimum of US$9,332,500.00 (Nine Million Three Hundred Thirty Two Thousand Five Hundred United States Dollars) of any Airspan equipment, provided that, of such amount, US$5,586,000.00 shall be of Airspan Non

          RSS Equipment and the remaining amount (US$3,746,500.00) shall be of any Airspan equipment.

Note: Portions of this exhibit indicated by "[ * ]" are subject to a confidential treatment request, and have been omitted from this exhibit. Complete, unredacted copies of this exhibit have been filed with the Securities and Exchange Commission as part of the Company's confidential treatment request.

Annex K
Purchase and License Agreement for FWA Equipment (December 2004)


--------------------------------------------------------------------------------

          For the avoidance of doubt, the US$4,480,000.00 Dollars of purchases required in f) below will be included in this $9,332,500.00 Dollars total to the extent that the equipment is delivered in 2006.

     f) Minimum Purchase of Airspan Equipment (August - December 2006). From August 1, 2006 through to December 31, 2006, Axtel shall purchase and take delivery of an additional 13,892 RSSs or other Airspan products with a minimum purchase price of US$4,480,000.00 Dollars (Four Million Four Hundred Eighty Thousand United States Dollars);

          In order for Airspan to continue its obligation to supply FWA equipment beyond May 1st, 2006, Axtel will be required to place and maintain orders of [ * ] RSS units a month from January 1st 2006

     g) The parties agree that in July 2005 they will discuss and schedule, if possible, the delivery times for future purchases under the Purchase Commitment, taking in consideration the terms and conditions set forth in this Agreement.


3. Special Term. Any purchase made by Axtel in 2005 for an amount in excess of the amounts set forth in sections (a), (b), (c) and (d) above, shall be accounted for as an Axtel purchase under sections (e) and (f) above, so in the aggregate the Purchase Commitment of Axtel shall not be greater than the amount of US$38,700,000.00 Dollars (Thirty Eight Million Seven Hundred Thousand United States Dollars).